Exhibit 10.3

FINAL

TABLE OF CONTENTS

1.	DEFINITIONS	2

2.	LEASE OF PREMISES	8

3.	TERM	9

4.	ONE TIME PAYMENT/BASE RENT	9

5.	ADDITIONAL RENT	10

6.	PLACE OF PAYMENT	13

7.	OPTIONS TO EXTEND INITIAL TERM	13

8.	TENANT TERMINATION RIGHT	16

9.	USE OF PREMISES	16

10.	CONDITION AND DELIVERY OF PREMISES	16

11.	ADVERTISING DISPLAY	17

12.	COMPLIANCE WITH LAWS DURING THE TERM	17

13.	TENANT-MADE ALTERATIONS; TENANT’S PROPERTY	18

14.	BMI/INVOLUNTARY CESSATION OF SERVICES	19

15.	JANITORIAL AND LANDSCAPE MAINTENANCE SERVICES	20

16.	REPAIRS AND MAINTENANCE	20

17.	DANGEROUS CONDITIONS	23

18.	ENVIRONMENTAL	23

19.	PERMITTED AGREEMENTS	24

20.	LIENS	24

21.	QUIET ENJOYMENT	25

22.	LEASEHOLD FINANCING	25

23.	PROPERTY TAXES AND ASSESSMENTS	26

24.	LANDLORD’S RIGHTS	28

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25.	FIRE AND OTHER LOSSES	32

26.	TENANT’S INSURANCE	33

27.	WAIVER OF CLAIMS AND SUBROGATION RIGHTS	34

28.	CONDEMNATION	34

29.	REQUIREMENTS UNDER SETTLEMENT AGREEMENT TO MAINTAIN FILES	35

30.	LANDLORD REMEDIES	36

31.	TENANT’S REMEDIES	40

32.	LIMITATION ON LANDLORD LIABILITY	40

33.	SUBLETTING AND ASSIGNMENT; TRANSFER	41

34.	SUBORDINATION/NON-DISTURBANCE CLAUSE	44

35.	SURRENDER AND HOLDING OVER	44

36.	INDEMNIFICATION/REIMBURSEMENTS/NEVADA TRUST INDEMNITY PARTIES	46

37.	BROKER’S FEE	47

38.	SUCCESSORS AND ASSIGNS	47

39.	NOTICES	47

40.	ESTOPPEL CERTIFICATES	48

41.	FORCE MAJEURE	48

42.	DUE AUTHORITY	49

43.	CONSENTS AND APPROVALS	49

44.	REMEDIATION POWER AGREEMENT	49

45.	PRONTO SUBLEASE TERMINATION	50

46.	Intentionally Deleted	50

47.	OFAC REPRESENTATIONS	50

48.	INDEMNITY	50

49.	RELEASE OF LANDLORD	51

50.	GENERAL PROVISIONS	51

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FINAL

SINGLE TENANT INDUSTRIAL LEASE

THIS SINGLE TENANT INDUSTRIAL LEASE (this “Lease”) is made this 14th day of February, 2011 (the “Effective Date”), by and between Le Petomane XXVII, Inc., an Illinois corporation, not individually but solely in the representative capacity as the Trustee of the Nevada Environmental Response Trust, having its principal office and place of business at 35 East Wacker Drive, Suite 1550, Chicago, Illinois 60601 (“Landlord”) and Tronox LLC, a Delaware limited liability company, having its principal office and place of business at 3301 N.W. 150th Street, Oklahoma City, Oklahoma 73134 (“Tenant”).

WITNESSETH:

WHEREAS, on January 12, 2009, Tronox Incorporated and its affiliated debtors and debtors in possession (collectively, “Debtors”) filed petitions with the Court under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York, and on the Effective Date, the Debtors’ business will emerge from chapter 11 pursuant to that certain First Amended Joint Proposed Plan of Reorganization (the “Plan of Reorganization”);

WHEREAS, among other things, the Plan of Reorganization and that certain Consent Decree and Environmental Settlement Agreement (the “Settlement Agreement”) provide that on the Effective Date, Debtors shall transfer to Landlord the Property (as defined herein);

WHEREAS, prior to such transfer, Debtors were the owners and operators of the entire Property;

WHEREAS, Henderson Legacy Conditions (as defined herein) exist on the Property;

WHEREAS, among other things, the Settlement Agreement provides for the Nevada Trust (as defined herein) to manage and/or fund Environmental Actions (as defined herein) for the Henderson Legacy Conditions that are approved by the Lead Agency (as defined herein); and

WHEREAS, the Settlement Agreement also provides that on the Effective Date, Landlord and Tenant shall enter into this Lease for the Premises (as defined herein), pursuant to which Tenant is allowed to lease back a portion of the Property for the operation of the Henderson Business (as defined herein) on certain terms and conditions as more particularly set forth in this Lease;

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. DEFINITIONS. The following terms shall, for all purposes of this Lease, and all agreements amending, renewing, extending or supplementing this Lease, have the meanings specified below, unless the context or amendment otherwise requires. Other terms used in this Lease are defined elsewhere in this Lease. Terms used and not otherwise defined in this Lease shall have the respective meanings set forth in the Settlement Agreement, except that in some instances, defined terms from the Settlement Agreement have been modified herein to make them applicable to this Lease. The Recitals set forth above are incorporated herein and shall be deemed terms and provisions hereof.

“AAA” means the American Arbitration Association or its successor.

“Affiliate” means any entity that, directly or indirectly, Controls, is Controlled by, or is under common Control with, said party. For purposes hereof, the term “Control” shall mean (i) the ownership, directly or indirectly, of more than fifty percent (50%) of (x) the outstanding stock (if a corporation) or (y) the beneficial ownership interest (if not a corporation) and (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, by statutory authority, by contract, or otherwise.

“Agents” of a party means such party’s employees, agents, representatives, contractors, licensees or invitees.

“Bankruptcy Related Default” has the meaning set forth in Section 30(a) hereof.

“BMI” means Basic Management, Inc. and its affiliates.

“Buildings” means all structures together with any and all parking areas, driveways, roads, alleys, maneuvering areas, truck loading, unloading and detention areas, and other fixtures and improvements, now or hereafter constructed or placed upon the Land, as altered, expanded, renovated, replaced or diminished from time to time, and specifically excluding Tenant’s Property.

“Business Day” means any day of the week, except Saturday, Sunday, or any federally recognized holiday in which banking institutions would not be open for business in the State of Nevada

“Due Care Obligations” shall mean the duty with respect to the Premises and the Tenant Easement Areas to: (i) not exacerbate any Henderson Legacy Conditions; (ii) comply with all institutional controls applicable to such Henderson Legacy Conditions; (iii) take reasonable steps with respect to the Premises to prevent or limit human exposure to such Henderson Legacy Conditions, and take reasonable steps within the scope of Tenant’s control of the Tenant Easement Areas to prevent or limit human exposure to such Henderson Legacy Conditions; (iv) take reasonable precaution as to the Premises against foreseeable acts of third parties that could exacerbate such Henderson Legacy Conditions and take reasonable precaution within the scope of Tenant’s control of the Tenant Easement Areas against foreseeable acts of third parties that could exacerbate such Henderson

Legacy Conditions; and (v) provide reasonable cooperation as may be requested by the Landlord or Lead Agency in carrying out their respective obligations under the Settlement Agreement with respect to any Henderson Legacy Conditions at or pertaining to the Premises and the Tenant Easement Areas For purposes of this definition of “Due Care Obligations” only, the term “Tenant Easement Areas” shall also include any other property used by Tenant in the conduct of its operations at the Premises. The term “Due Care Obligations” includes the obligation to remedy any circumstance arising from any failure to perform such duty, but does not include any liability for obligations or payments to investigate, remediate, remove or restore any Henderson Legacy Conditions, including any obligation to operate the existing groundwater extraction and treatment systems, except with respect to the Exacerbation Obligations. Notwithstanding the foregoing, Tenant’s liability and obligations with respect to the exacerbation of any Henderson Legacy Conditions shall be limited to the extent of exacerbation (“Exacerbation Obligations”).

“Environmental Actions” shall mean any and all environmental activities authorized or required under Environmental Laws that occur after the Effective Date and that are related to the Property, including but not limited to response or remedial actions, removal actions, corrective action, closure, or post-closure care, reclamation, investigations, studies, remediation, interim actions, final actions, emergency actions, water treatment, implementation of engineered structures and controls, monitoring, repair and replacement of engineered structures, monitoring equipment and controls, operation and maintenance, implementation, operation and maintenance of institutional controls, coordination and integration of reuse and remedial efforts and initiatives (including, without limitation, multi-stakeholder communications), and, if required, long-term stewardship and perpetual custodial care activities. “Environmental Actions” also include the above environmental activities relating to the migration of hazardous substances emanating from the Property. For the avoidance of doubt, “Environmental Actions” shall not include natural resource assessment or restoration.

“Environmental Laws” means, whenever in effect, all federal, tribal, state and local statutes, regulations, ordinances and similar provisions having the force or effect of law; all judicial and administrative orders and determinations and all common law concerning public health and safety, worker health and safety, pollution or protection of the environment, including, without limitation, the Atomic Energy Act of 1954 (“AEA”), 42 U.S.C. §§ 2092, 2093, 2201, the Comprehensive Environmental Response, Compensation, and Liability Act (“CERCLA”) 42 U.S.C. §§ 9601-9675, the Clean Water Act (“CWA”) 33 U.S.C. §§ 1251-1387, the Clean Air Act (“CAA”) 42 U.S.C. §§ 7401-7671(q), the Emergency Planning and Community Right-to-Know Act (“EPCRA”) 42 U.S.C. §§ 11001-11050, the Federal Insecticide, Fungicide, and Rodenticide Act (“FIFRA”) 7 U.S.C. §§ 136-136y, the Resource Conservation and Recovery Act (“RCRA”) 42 U.S.C. §§ 6901-6992k, the Safe Drinking Water Act (“SDWA”) 42 U.S.C. §§ 300f-300j-26, the Toxic Substances Control Act (“TSCA”) 15 U.S.C. 2601-2692, and any tribal, state or local equivalents.

“Environmental Requirements” means a risk management plan under Section 112(r) of the CAA and all deed restrictions, administrative orders, consent decrees or other institutional control agreements, including, easements, access agreements, restrictions and environmental covenants, in each case required by Environmental Laws applicable to the Premises and/or the Tenant Easement Areas and/or the Third Party Easement Area or the use and occupation of the Premises and/or the Tenant Easement Areas and/or the Third Party Easement Area.

“Exacerbation Obligations” has the meaning set forth in the definition of “Due Care Obligations.”

“Expiration Date” means the Initial Expiration Date as such date may be extended pursuant to any express amendment of this Lease or pursuant to the exercise of an Extension Option pursuant to Section 7 and as such date may be shortened pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law.

“Existing Leases” means (i) that certain Lease Agreement dated May 6, 2005, by and between Tronox LLC f/k/a Kerr-McGee Chemical LLC, as lessor, and Pronto Constructors, Inc., as lessee, as amended by the First Amendment to Lease Agreement dated May 1, 2007 and (ii) that certain Lease Agreement dated August 31, 2006, by and between Tronox LLC, as landlord, and Industrial Supply Co, Inc., as tenant.

“Facilities” means all structures, pipes, lines, and other appurtenances, equipment, and facilities owned by Landlord, including, without limitation, fixtures, machinery, pipes, chases, lines, spur tracks, wires, cables, transformers, lift stations and any other equipment, machinery, infrastructure and appurtenances, located or hereafter placed on the Premises or located or hereafter placed by or for the benefit or use of Tenant or the Henderson Business on the Tenant Easement Areas and/or Third Party Easement Areas, as such structures, pipes, lines and other appurtenances, equipment, and facilities may be altered, expanded, renovated, replaced or diminished from time to time; provided, notwithstanding anything to the contrary contained herein, the term “Facilities” shall not include any of Tenant’s Property.

“FMV” means the current fair market rental value for comparable space in the same rental market, as determined in Section 7(d).

“Guaranty” means that certain guaranty, in the form of Exhibit G attached hereto, from Guarantor to Landlord dated as of the date hereof.

“Guarantor” means Tronox Incorporated, a Delaware corporation.

“Henderson Business” means Tenant’s currently existing use of the Premises and the Tenant Easement Areas as a chemical manufacturing operation, including ancillary uses relating thereto.

“Henderson Covered Person” shall have the meaning set forth in Section 18(a) hereof.

“Henderson Legacy Conditions” shall mean the presence or release, prior to or on the Effective Date, of hazardous substances in or into the environment at, on or below any portion of the Property, including the presence in any environmental media of such released hazardous substances as a result of migration from any portion of the Property, whether before or after the Effective Date. For the purposes of this Lease, the Settlement Agreement and the Nevada Trust Agreement (including but not limited to Sections XVI and XVIII of the Settlement Agreement) only, perchlorate and chlorate compounds shall be treated as “hazardous substances.” This treatment of perchlorate and chlorate compounds shall not in any way affect, impact, or interfere with any person or entity’s right to assert that perchlorate or chlorate compounds are, may be, or are not hazardous substances for any purpose other than construing this Lease, the Settlement Agreement and the Nevada Trust Agreement, including but not limited to for the purpose of remediation efforts at any other site.

“Initial Expiration Date” has the meaning set forth in Section 3 hereof.

“Initial Term” has the meaning set forth in Section 3 hereof.

“Institutional Lender” means a savings bank, a savings and loan association, a commercial bank or trust company (whether acting individually or in a fiduciary capacity), an insurance company organized and existing under the laws of the United States or any state thereof, a real estate investment trust, a governmental agency, body or entity, an employee benefit, pension or retirement plan or fund, a commercial credit corporation, an investment bank and/or an affiliate of an investment bank or a fund regularly engaged in the business of making mortgage or credit loans, a commercial bank or trust company acting as trustee or fiduciary of various pension funds or tax-exempt funds, or as trustee in connection with the issuance of any bonds or any other debt financing (securitized or otherwise), a federal or state agency regularly making or guaranteeing mortgage loans, or any combination of the foregoing; provided, that each of the above entities, or any combination of such entities, shall qualify as an Institutional Lender for purposes of this Lease only if (a) each such entity is not an Affiliate of Tenant or any of its Affiliates; and (b) each such entity, or combination of such entities, shall have an individual or combined, as the case may be, net worth of not less than $100,000,000 and net assets of not less than $250,000,000 in each instance such net worth and net asset determination shall be made as of the date the applicable loan is entered into or other relevant determination is to be made.

“Land” means the parcel of real property more particularly described in Exhibit B attached hereto.

“Landlord Default” has the meaning set forth in Section 31 hereof.

“Laws and Requirements” means all laws, statutes, ordinances, rules having the force or effect of law, orders, and regulations of any federal, state or local governmental authorities or quasi-governmental authorities or of any utility providers or private association and Permitted Agreements, in each case now or subsequently pertaining to the Premises, the Tenant Easement Areas and/or the Third Party Easement or the use and occupation of the Premises, the Tenant Easement Areas and/or the Third Party Easement and any restrictive covenants or other declarations, easements or agreements, existing as of the Effective Date pertaining to the Premises, the Tenant Easement Areas and/or the Third Party Easement or the use and occupation of the Premises, the Tenant Easement Areas and/or the Third Party Easement.

“Lead Agency” means Nevada Division of Environmental Protection.

“Monetary Default” has the meaning set forth in Section 30(a) hereof.

“Nevada Trust” means the Nevada Environmental Response Trust, created pursuant to that certain Trust Agreement dated as of February 14, 2011 (the “Nevada Trust Agreement”) and established pursuant to the Settlement Agreement and referenced therein as the Henderson Trust.

“Nevada Trust Assets” means (a) those assets and properties, including the Property and sources of funding to be transferred to the Nevada Trust pursuant to the Settlement Agreement and (b) such other assets acquired or held by the Nevada Trust from time to time pursuant to the Nevada Trust Agreement.

“Nevada Trust Indemnity Parties” means collectively, the Nevada Trust, the Nevada Trustee, and the Nevada Trustee’s shareholders, officers, directors, employees, administrative assistants, members, entity managers and partners.

“Nevada Trust Parties” means collectively, the Nevada Trust, the Nevada Trustee, and the Nevada Trustee’s shareholders, officers, directors, employees, administrative assistants, members, managers, partners, affiliated entities, consultants, agents, accountants, attorneys or other professionals or representatives engaged or employed by the Nevada Trust or Nevada Trustee; provided however, that any contractors or consultants retained to perform or oversee Environmental Actions of the Nevada Trust (for the avoidance of doubt, other than the Nevada Trustee and its shareholders, officers, directors, administrative assistants and employees) shall not be Nevada Trust Parties.

“Nevada Trustee” means Le Petomane XXVII, Inc., an Illinois corporation, not individually but solely in the representative capacity as the Nevada Environmental Response Trust Trustee or its successor, and referred to as the Henderson Trustee under the Settlement Agreement.

“New Substances Conditions” shall mean any hazardous substances released, added, deposited, generated, produced, stored or spilled by any Henderson Covered Person in, at, on, or below the Premises and/or the Tenant Easement

Areas and/or the Third Party Easement Area on or after the Effective Date, including the migration of any such hazardous substances from the Premises and/or the Tenant Easement Areas and/or the Third Party Easement Area.

“Non-Lead Agency” means the United States Environmental Protection Agency.

“Non-Monetary Default” has the meaning set forth in Section 30(a) hereof.

“Option Term” has the meaning set forth in Section 7(a) hereof.

“Permitted Agreement” has the meaning set forth in Section 19 hereof.

“Permitted Encumbrances” means the liens, encumbrances and other matters set forth on Exhibit I attached hereto.

“Permitted Use” has the meaning set forth in Section 9 hereof.

“Premises” means the Land, together with the Buildings and the Facilities located on the Land, expressly excluding any portion of the Remediation Systems located within the Premises.

“Property” means that certain parcel of real property more particularly described in Exhibit A attached hereto, consisting of the Land and the Remaining Tract.

“Real Property Taxes” has the meaning set forth in Section 23(a) hereof.

“Remaining Tract” means the Property, excluding the Land.

“Remediation Systems” means the chromium- and perchlorate- related ground water intercept and treatment systems and equipment, utility lines servicing only such intercept systems and equipment, and any other ongoing environmental contamination investigation, treatment or remediation systems or equipment.

“Remedy” has the meaning set forth in Section 17 hereof.

“Spur Tracks” has the meaning in Section 16(g).

“Tenant Default” has the meaning set forth in Section 30(a) hereof.

“Tenant Easements” means those certain non-exclusive easement(s) for utilities, drainage and vehicular and pedestrian access on, over and/or under the Remaining Tract, which are more particularly described in Exhibit C attached hereto, the terms of which are set forth in this Lease and on Exhibit C and incorporated herein for all purposes. The areas of the Remaining Tract subject to or encumbered by the Tenant Easements are called the “Tenant Easement Areas” and, to the extent possible are depicted and/ or described on Exhibit C and Exhibit C-1.

“Tenant-Made Alteration” has the meaning set forth in Section 13(a) hereof.

“Tenant’s Property” means any machinery, equipment, fixtures, furniture, computers, tools, parts, supplies, and other tangible personal property, filings, permits, licenses, warranties, guaranties, or other interests used or held for use in connection with the operation of the Henderson Business, and located in or on the Premises, the Tenant Easement Areas and/or the Third Party Easement Area.

“Tenant Utilities” has the meaning set forth in Section 5(c) hereof.

“Term” means the term of this Lease, which shall commence on the Effective Date and shall expire on the Expiration Date.

“Third Party Easement” has the meaning set forth in Section 2(f) hereof.

“Third Party Easement Area” has the meaning set forth in Section 2(f) hereof.

“Utilities Plan” has the meaning set forth in Section 5(c) hereof.

2. LEASE OF PREMISES. Tenant hereby leases the Premises from Landlord, for the Term and subject to the terms and conditions of this Lease and the Permitted Encumbrances.

(a) Landlord hereby grants to Tenant, but only during the Term, the assignable non-exclusive right in, to and/or under the Tenant Easements on, over and/or under the Tenant Easement Areas and the Facilities located therein as more particularly set forth in this Lease and on Exhibit C. The Tenant Easements must, and shall only, be assigned together with and pursuant to a permitted assignment of this Lease.

(b) The Tenant Easement Areas shall be located on the Remaining Tract where certain roads, and above-ground and underground Facilities, equipment, channels, ditches, drainage courses, and other appurtenances are currently located and are generally and more particularly depicted and/or described on Exhibit C and Exhibit C-1.

(c) Provided Tenant obtains Landlord’s prior written consent, Tenant shall have the right, at its sole expense, to expand and relocate the Tenant Easement Areas and add additional Tenant Easement Areas. Tenant’s written request for such consent shall describe with particularity the expansion, improvement, addition, and/or the relocation to the applicable Tenant Easement Areas. If Landlord consents, then the process of relocation, addition or expansion and any new location of any such Tenant Easement Areas, shall not interfere with or disturb, in any unreasonable or material adverse respect, Landlord’s operations or activities on the Remaining Tract including, without limitation, relating to the lease, sale, financing, and/or redevelopment of all or any part of the Remaining Tract. Tenant agrees to indemnify, hold harmless and defend Landlord and the Nevada Trust Indemnity Parties from and against any claim, demand, damage, cost, loss, liability, assessment, fee, penalty or any other charges or expenses, including reasonable attorneys’ fees, arising out of or related to expansion, improvement, addition, and/or the relocation of the Tenant Easement Areas or the Facilities contained therein by or on behalf of Tenant or the use and operation thereof or the Facilities contained therein by, on behalf of or under or through Tenant, except to the extent directly caused by Landlord’s or any Nevada Indemnity Party’s fraud or willful misconduct. Tenant’s indemnification obligations under this Section 2(c) shall survive the termination or expiration of this Lease.

(d) Notwithstanding the non-exclusive nature of the Tenant Easements and except with respect to any Tenant Easement relating to drainage, Landlord shall not use, nor shall Landlord grant to any person the right to use, all or any portion of any Tenant Easements or Tenant Easement Areas in any manner that would reasonably be expected to interfere, in any material adverse respect, with Tenant’s operation of the Premises for its Permitted Use, except as necessary to complete the Environmental Actions, subject to Landlord’s obligations set forth in Section 24(a) of this Agreement. Landlord shall have the right, at its sole expense, to relocate any Tenant Easement Areas, provided that the process of relocation and the new location of any such Tenant Easement Areas, does not unreasonably interfere with Tenant’s operation of the Premises for its Permitted Use, except as necessary to complete the Environmental Actions, subject to Landlord’s obligations set forth in Section 24(a) of this Agreement.

(e) Any changes to the Tenant Easements or Tenant Easement Areas shall be reflected by an amendment to this Lease.

(f) Landlord hereby assigns to Tenant, for the duration of the Term, on a non-exclusive basis, the right to exercise Landlord’s rights under that certain easement described in Paragraph 8 on Exhibit C-1 as the “Third Party Easement” and the area subject to or encumbered by the Third Party Easement is called the “Third Party Easement Area”); provided that, if the Third Party Easement cannot be assigned without the consent of the grantor thereunder, Tenant shall obtain the written consent to such non-exclusive assignment on such terms and conditions as approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed. Tenant agrees to indemnify, hold harmless and defend Landlord and the Nevada Trust Indemnity Parties from and against any claim, demand, damage, cost, loss, liability, assessment, fee, penalty or any other charges or expenses, including reasonable attorneys fees, arising out of or related to the exercise by or on behalf of Tenant of its rights under the Third Party Easement and the use and occupancy by or on behalf of Tenant of the Third Party Easement Area and the Facilities contained therein. Landlord expressly reserves its rights under the Third Party Easement, including without limitation, any right to install, use and operate additional Facilities within the Third Party Easement Area, provided that Landlord shall not unreasonably interfere with Tenant’s use of the Third Party Easement. Tenant’s indemnification obligations under this Section 2(f) shall survive the termination or expiration of this Lease.

3. TERM. The initial term of this Lease (the “Initial Term”) shall be a period of twenty five (25) years commencing on the Effective Date, and expiring at midnight on the last day of the calendar month in which the twenty fifth (25th) anniversary of the Effective Date occurs, or such sooner date as this Lease shall terminate pursuant to any of the terms, covenants, or conditions of this Lease or pursuant to law (the “Initial Expiration Date”).

4. ONE TIME PAYMENT/BASE RENT. On the Effective Date and as contemplated by the Settlement Agreement, Tenant shall have paid the sum due to the Nevada Trust per the Settlement Agreement which shall include an amount to be allocated as a one-time lump sum payment of TEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($10,500,000.00) (“Initial Payment”), which one-time payment shall not be refundable under any circumstances, including, without limitation, the termination of this Lease for any reason. Thereafter Tenant shall pay base rent for the Initial Term of this Lease to Landlord in annual installments on or by the first day of each calendar year during the Initial

Term of this Lease (the “Base Rent”) in the amount of ONE AND NO/100 DOLLARS ($1.00). After the Initial Term, all Base Rent payments shall be paid in advance on the 1st day of each calendar month, without notice, demand, set off, offset, credit, deduction or abatement (except as expressly set forth herein with respect to condemnation), in lawful money of the United States of America and shall be paid to Landlord as set forth in Section 6.

5. ADDITIONAL RENT. In addition to the Base Rent, Tenant shall, beginning on the Effective Date and throughout the Term, pay (or pay for the account of Landlord, as applicable) the amounts described below in this Section 5 and all other monetary sums due under this Lease as additional rent (collectively, “Additional Rent” and, together with Base Rent, “Rent”) as provided in this Lease; provided, however, the payment of such Additional Rent to third parties or to Landlord shall not be considered payments of the Base Rent under this Lease. Additional Rent shall be timely paid and, in any event, prior to delinquency, without set off, offset, credit, deduction or abatement in lawful money of the United States of America to the party to which such rent is due. Additional Rent shall include, without limitation, the amounts described below in this Section 5 as Additional Rent:

(a) All Real Property Taxes;

(b) All taxes (other than the Real Property Taxes) and charges on account of Tenant’s use, occupancy or operation of or from the Premises or the Facilities billed to or payable at law by Landlord or Tenant, including, but not limited to, (i) all personal property, inventory, sales and use taxes; (ii) all occupation and license fees assessed or charged on or against the Premises, or its contents, or the Facilities or on account of Tenant’s use or occupancy of or from the Premises during the Term; (iii) any gross income tax or excise tax levied by the State of Nevada, any political subdivision thereof, or any government body or agency allocable to, or measured by or on the gross or net rent payable under this Lease; (iv) taxes upon or measured by Tenant’s gross receipts or payroll or the value of Tenant’s equipment, furniture, fixtures and other personal property of Tenant or leasehold improvements, alterations or additions located in the Premises; or (v) taxes upon this transaction or any document to which Tenant is a party creating or transferring any interest of Tenant in this Lease or the Premises; provided, however, Tenant shall not be required to pay any transfer, gains, excise, occupancy, personal property, income or franchise taxes, doing business taxes, or succession, gift, estate or inheritance taxes, in each case chargeable to Landlord, or any business, gross receipts, profits or privilege tax (unless such gross receipts or privilege tax is based upon rental or other amounts collected under this Lease) imposed on Landlord or based on Landlord’s income or business and not in substitution of a tax otherwise to be paid by Tenant hereunder (collectively, “Landlord Taxes”);

(c) (i) All costs and expenses of all water, sanitary sewer, storm sewer, gas, heat, light, electricity, hydro power, telephone, cable, wi-fi, sprinkler system, fire protection systems, security systems and all other utilities and services serving, used or consumed on, or in connection with the Tenant’s operation from the Premises, together with (i) those utilities and other services provided to the Spur Tracks; (ii) those utilities and other services provided to the 8th Street Access Easement; and (iii) those utilities and other services provided to the Property and/or to Tenant that are managed and maintained by BMI, including, without limitation, charges and assessments by or on behalf of BMI or any of its subsidiaries or other affiliates incurred by

Tenant or relating to the Property, together with any sales, excise and other taxes, penalties, and surcharges or the like pertaining to any such services, charges and assessments (the “Tenant Utilities”). Any such BMI charges, including any BMI assessment for capital improvements shall be subject to payment in installments as provided in Section 23 to the extent the same constitute special assessments and BMI permits payment of such special assessments in installments. Notwithstanding the foregoing, Tenant shall not be responsible for and shall not be required to pay for utilities provided to Landlord by BMI under any separate agreement with BMI. Certain other costs and expenses will be subject to reimbursement by Landlord as more particularly set forth in this Lease, including, without limitation, Landlord’s obligation to reimburse Tenant for power and water serving the Remediation Systems through the Remediation Water Lines and Remediation Power Line (as such terms are defined in Paragraph (a) of Exhibit D) once those lines are separately metered as herein provided. Tenant, at its sole cost, shall separately meter the Remediation Water Lines and Remediation Power Line from those serving the Premises; the location of said meters to be generally as shown on the utilities plan attached as Exhibit C-1 (the “Utilities Plan”) and as described in Exhibit C. If the power and water serving the Remediation Systems through the Remediation Water Lines and Remediation Power Line are not separately metered on the Effective Date as more particularly described in Exhibit D, Tenant shall pay for such services in full until such time as said services are separately metered or, with respect to water, until such time as the Water Infrastructure (as defined in Exhibit D) is installed and operational;

(ii) Tenant shall pay all of the Tenant Utilities costs directly to the providers of the services and the delivery systems when due and provide reasonable and prompt evidence of such payment to Landlord. Landlord shall reimburse Tenant, within thirty (30) days after Landlord’s or Landlord’s designee’s receipt of such reasonable evidence of payment therefor from Tenant, together with such other documentation as may reasonably be requested by Landlord or described in Exhibit D, the amount owed by Landlord for its power and water usage through the Remediation Water Lines and the Remediation Power Line, based on the separate metering until such time, with respect to water only, as the Water Infrastructure is installed and operational and Landlord arranges for direct payment of its water service with the applicable provider. Tenant shall be responsible for maintaining, repairing and replacing said meters and reading said meters at least once a month. All but one of the applicable meters will be located on the Premises. Landlord grants Tenant the right to access the water meter that is located on the Remaining Tract for the purpose of reading, inspecting, maintaining, repairing and replacing said meter and the water line to the south of said meter upon at least 2 business days prior written notice to Landlord, except in the event of emergency when such notice shall be given as soon as reasonably possible. The access rights granted above shall be deemed a “Tenant Easement” hereunder and the area of the Remaining Tract upon which the meter and line are located, a “Tenant Easement Area”. Tenant shall notify Landlord of its intent to read the meters and Landlord and Tenant shall each have a reasonable opportunity to have a representative present at such reading. In addition, either party shall have the right to request an independent reading and inspection of the meters and if such inspection determines that any such meters are not accurate and that either party has been paying less than or in excess of the amount owed by such party, then said amount shall be promptly reimbursed by Tenant to Landlord or by Landlord to Tenant, as the case may be. Any such inspection and correction shall apply only to the date of the last independent inspection or to the preceding twelve (12) months, whichever is less, and then only to the extent reasonable and appropriate to apply such correction to such period. The party performing such inspection shall pay the cost of said inspection. Tenant shall pay the cost for repairs to the meter and related equipment. Landlord may also request to see such other documentation relating to the provision of such utilities to Landlord and Tenant shall provide reasonable access to such documentation and allow for copies to be made thereof by Landlord or its representative. Landlord shall also pay for utilities used by Landlord under and as set forth in Section 24(a)(1);

(d) All assessments of the Black Mountain Industrial Center Association (“Black Mountain”), if any, allocated to the Premises, together with 100% of the building and improvement assessments for any improvements and the Facilities on the Premises. Tenant shall use best efforts to cause Black Mountain to provide separate assessments for the Premises and the Remaining Tract based on the foregoing. At Tenant’s request, Landlord, at no cost to Landlord, shall cooperate with Tenant in such efforts, including, without limitation executing any reasonable documents necessary to accomplish the separation provided Landlord’s allocated share is not increased as a result of such separation. To the extent the assessments of Black Mountain are not so separately assessed for the Premises and the Remaining Tract as of the Effective Date, the parties agree that Tenant shall pay to Black Mountain the entire amount of any such assessments when due and provide reasonable and prompt evidence of such payment to Landlord, and Landlord or its designee shall reimburse Tenant for Landlord’s proportionate share of the assessments as reasonably and in good faith agreed to by Landlord and Tenant based on the foregoing and Tenant’s rights in and use of the Tenant Easement Areas within thirty (30) days after Landlord’s receipt of evidence of payment for such assessment from Tenant until such separation. Upon such separation, if the Tenant Easement Areas are not included with the Premises with respect to such separate assessment, then Tenant shall pay Landlord its proportionate share of Landlord’s assessment based on Tenant’s rights in and use of the Tenant Easement Areas as reasonably and in good faith agreed to by Landlord and Tenant. Such payment shall be made by Tenant to Landlord within thirty (30) days after receipt of an invoice setting forth the total amount owed by Landlord to Black Mountain in connection with the Remaining Tract and Tenant’s proportionate share of Landlord’s assessment based on Tenant’s rights in and use of the Tenant Easement Areas determined as set forth above;

(e) All costs and expenses of all insurance that is required to be carried and maintained by Tenant pursuant to Section 26, below; and

(f) All costs and expenses associated with repairs, maintenance, restoration and replacements incurred by or on behalf of Tenant in connection with the Premises, the Tenant Easements, the Third Party Easement and the Facilities or that are required to be made by Tenant under this Lease.

The parties intend that this Lease be a so-called “triple net lease” such that Tenant shall pay, without limitation, all of the Rent, the Real Property Taxes, taxes, insurance costs, Tenant Utilities, repairs, maintenance, restoration and replacements, landscaping, heat, lighting, air-conditioning, and all other utilities and services, costs of operating and managing the Premises and the Facilities or relating to Tenant’s use, occupancy or operation of the Premises, the Tenant Easements and the Third Party Easement, in compliance with Laws and Requirements from and after the Effective Date. In that connection, anything to the contrary notwithstanding contained herein or otherwise, this Lease shall be deemed to be construed as a “triple net lease,” and any and all expenses and obligations in connection with the Premises or Tenant’s use, occupancy or operation of the Facilities, or Tenant’s use, operation or occupancy of the Premises, Tenant Easements and the Third Party Easement will be the obligation of Tenant. To the extent services and/or Tenant Utilities are provided directly to Tenant or bills are issued directly to Tenant, Tenant shall pay such amounts directly to such service providers, otherwise Additional Rent shall be paid by Tenant to Landlord as provided in Section 6 below. Tenant’s payment obligations under this Section 5 shall survive the termination or expiration of this Lease.

6. PLACE OF PAYMENT. Except as set forth in Section 4 as to the Initial Payment, all Rent or other amounts payable by Tenant under this Lease shall be paid by bank check to Landlord at 35 East Wacker Drive, Suite 1550, Chicago, Illinois 60601, or to such other person or entity and at such other place as shall be designated in writing by Landlord or by wire transfer to an account designated in writing by Landlord.

7. OPTIONS TO EXTEND INITIAL TERM.

(a) Grant of Option. Provided that a Non-Monetary Default has not occurred and is not continuing beyond any applicable cure period and Tenant is not in Monetary Default, in each case at both the time of notification and commencement of the Option Term, Tenant shall have two (2) additional and consecutive options (each, an “Extension Option”) of twenty five (25) years each (each, an “Option Term”) to extend the Term of this Lease on the same terms and conditions contained in this Lease, except as modified by the terms, covenants and conditions as set forth below. Time is of the essence as to the dates and time periods set forth in this Section 7.

(b) Exercise of Extension Option. Each Extension Option must be exercised by Tenant giving written notice to Landlord no more than eighteen (18) months and not less than six (6) months before the expiration of the Initial Expiration Date or the then-current Option Term, as the case may be. Each Option Term shall commence on the day immediately following the expiration of the Initial Term or the then-current Option Term, as the case may be. If any Extension Option is not timely exercised, all subsequent Extension Options shall automatically terminate. As each Extension Option is exercised, the number of Extension Options remaining to be exercised is reduced by one and upon exercise of the last remaining Extension Option Tenant shall have no further right to extend the Term of this Lease.

(c) Rent. The annual Base Rent payable by Tenant during each Option Term shall be the FMV for the Premises as of the date the applicable Option Term is to commence, and shall be adjusted to the FMV for the Premises, together with the Tenant Easements and the Third Party Easement, as of the eighth (8th) and sixteenth (16th) anniversaries (each, an “Anniversary Date”) of the commencement date of each Option Term (each, an “FMV Adjustment Date”). With respect to any assignment of the Lease during any Option Term, Base Rent shall also be adjusted to FMV upon the effective date (an “Assignment Adjustment Date”) of an assignment of this Lease, unless such assignment is to an Affiliate of Tenant, as set forth in Section 33 (an “Assignment”).

(d) Determination of FMV. The initial determination of the FMV shall be made by Landlord. Landlord shall give notice (an “FMV Notice”) to Tenant of the proposed FMV for the Premises, together with the Tenant Easements and the Third Party Easement, (i) with respect to an FMV adjustment for an Option Term, thirty (30) days after the exercise of its Extension Option under this Section 7; (ii) with respect to an FMV adjustment on an Anniversary Date, at least six (6) months prior to the applicable Anniversary Date and (iii) with respect to an Assignment, thirty (30) days after Landlord receives notice of the Assignment, which notice must be received no more than eighteen (18) months before or less than sixty (60) days before the applicable Assignment Adjustment Date. Landlord shall have no liability and it shall not be a default hereunder if Landlord fails to give an FMV Notice. If Landlord fails to give such notice after written request to do so from Tenant, then the parties shall proceed to meet and confer as described below. At the election of either party, Landlord and Tenant shall meet and confer and negotiate in good faith to attempt to agree upon the FMV for the Premises, together with the Tenant Easements and the Third Party Easement. If, notwithstanding such good faith efforts, Tenant and Landlord are unable to agree on a mutually acceptable FMV on the date (the “FMV Dispute Date”) that is forty five (45) days after the first to occur of (i) Tenant’s receipt of an FMV Notice and (ii) if Landlord fails to send the FMV Notice, Landlord’s receipt of a notice from Tenant requesting such FMV Notice (the “Tenant FMV Request”), the FMV shall be determined by the appraisal process described below in this Section 7.

(e) Dispute Regarding FMV. Notwithstanding anything herein to the contrary, Landlord and Tenant shall endeavor to complete the appraisal process set forth below within three (3) months after the earlier of Tenant’s receipt of the FMV Notice or Landlord’s receipt of the Tenant FMV Request as provided in subsection (d) above.

(1) To commence the appraisal process, Landlord and Tenant shall each appoint an appraiser by written notice given to the other party hereto not later than ten (10) days after the FMV Dispute Date. If either Landlord or Tenant fail to timely appoint an appraiser, the appointed appraiser shall select the second appraiser, who shall be impartial, within seven (7) days after such party’s failure to appoint.

(2) The two (2) appraisers appointed as above provided shall each determine the FMV in accordance with the terms of this Section and then shall attempt to reach an agreement as to the FMV for the Premises, together with the Tenant Easements and the Third Party Easement, and in the event that they are unable to do so within thirty (30) days after their joint appointment, then the two (2) appraisers shall appoint a third (3rd) appraiser, who shall be impartial, and give written notice of such designation to both Landlord and Tenant, and, if they fail to do so by written notice given within forty (40) days after their joint appointment, such third (3rd) appraiser, who shall be impartial, shall be appointed by the AAA or such other body agreed to by Landlord and Tenant.

(3) All of such appraisers shall be MAI appraisers and shall have not less than ten (l0) years’ experience in leasing and valuation of leasehold estates relating to comparable property in the same area which are similar in character to the Premises and shall be unaffiliated with either Landlord or Tenant.

(4) The appraisers, selected as aforesaid, shall convene and render their decision, which decision shall be strictly limited to a determination of the FMV for the Premises, together with the Tenant Easements and the Third Party Easement, within thirty (30) days after the appointment of the second (2nd) appraiser or the third (3rd) appraiser, as the case may be. The decision of such appraisers shall be in writing. If the first two (2) appraisers appointed as above provided reach an agreement as to the FMV for the Premises, together with the Tenant Easements and the Third Party Easement, said agreement shall be the decision of the appraisers. If a third (3rd) appraiser is appointed as above provided, then such third (3rd) appraiser’s decision shall be limited to a choice that is either the determination of the FMV for the Premises, together with the Tenant Easements and the Third Party Easement, made by the first (1st) appraiser or the determination of the FMV for the Premises, together with the Tenant Easements and the Third Party Easement, made by the second (2nd) appraiser. Insofar as the same is in compliance with the provisions and conditions of this Section 7, the decision of the appraisers shall be binding upon Landlord and Tenant. Duplicate original counterparts of such decision shall be sent forthwith by the appraisers by certified mail, return receipt requested, to both Landlord and Tenant.

(5) The cost and expense of such appraisal, action, proceeding, or otherwise shall be borne equally by Landlord and Tenant, but Landlord and Tenant shall each pay their own appraisers’ and attorneys’ fees and disbursements and witnesses fees. Notwithstanding the foregoing, if Tenant terminates this Lease prior to a date which is twelve (12) months after the applicable FMV Adjustment Date, Tenant shall reimburse Landlord’s reasonable and actual out of pocket costs incurred under this Section 7 with respect to such adjustment.

(6) For purposes of determining FMV for the Premises, together with the Tenant Easements and the Third Party Easement, appropriate consideration shall be given to base rent, rent escalations, tenant concessions (e.g. free rent, tenant improvements and other cash allowances), relative length of term, the size and location of premises, brokerage commissions, the applicable terms and provisions of this Lease and other generally applicable terms and conditions prevailing for comparable space in the market as evidenced by then recently completed leases (if available) with tenants of credit comparable to Tenant’s credit at the time.

(7) Tenant may, within thirty (30) days after the determination of the FMV for the Premises, together with the Tenant Easements and the Third Party Easement, for an Option Term pursuant to this Section 7, provided such notice is given prior to the date which is ninety (90) days before the Initial Expiration Date or the expiration of the then-current Option Term, as the case may be, elect to withdraw and rescind its exercise of the Extension Option by submitting a written notice to Landlord (“Withdrawal Notice”), in which case this Lease shall expire by its terms on the scheduled Expiration Date of the then-remaining Term. If Tenant fails to timely deliver its Withdrawal Notice, its right to withdraw its exercise of the Extension Option shall be null and void. In no event shall the annual Base Rent after an FMV Adjustment Date or Assignment Adjustment Date be less than the annual rate of Base Rent in effect on the last day prior to the applicable FMV Adjustment Date or Assignment Adjustment Date, as applicable.

(f) FMV Pending Resolution of Dispute. If the annual Base Rent shall not be finally determined on or before an FMV Adjustment Date or an Assignment Adjustment Date, as applicable, then, pending such resolution, the annual Base Rent payable by Tenant until said annual Base Rent is so determined subject to adjustment as herein provided, shall be equal to the annual rate of Base Rent in effect on the last day prior to the applicable FMV Adjustment Date or an Assignment Adjustment Date, as applicable, and once the Base Rent is finally determined pursuant to the terms of this Section 7, Tenant shall pay to Landlord a retroactive adjustment reflecting the increase in Base Rent for such period within thirty (30) days of said final determination.

8. TENANT TERMINATION RIGHT. Tenant shall have the right to terminate this Lease at any time during the Term by providing sixty (60) days prior written notice to Landlord, provided Tenant complies with all obligations under this Lease relating to the surrender of the Premises, together with the Tenant Easement Areas and the Third Party Easement Area, at the end of the Term including, without limitation, Section 35.

9. USE OF PREMISES. The Premises, together with the Tenant Easement Areas and the Third Party Easement Area, may be used and occupied by Tenant during the Term of this Lease to operate the Henderson Business (the “Permitted Use”); provided that the foregoing shall not be construed to create a covenant on the part of Tenant to continuously use, operate or conduct the Henderson Business at the Premises and Tenant may choose to discontinue, restart and discontinue operations from time to time as Tenant elects, in its sole discretion. Tenant may not use the Premises, the Tenant Easement Areas or the Third Party Easement for any other purpose, including, without limitation, any material change, alteration or expansion of the current existing Permitted Use on the Effective Date, without first obtaining the prior consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.

10. CONDITION AND DELIVERY OF PREMISES. Landlord hereby disclaims any and all express or implied representations or warranties, including any representations or warranties of any kind or nature, express or implied, as to the condition, value or quality of the Premises, the Tenant Easement Areas, the Property, the Facilities or any part or parts thereof, and specifically disclaims any representation or warranty of merchantability, usage, suitability or fitness for any particular purpose with respect to the Premises, the Tenant Easement Areas, the Property, the Facilities or any part or parts thereof, the workmanship thereof, and the absence of any defects therein, whether latent or patent, it being understood that the Premises and the Tenant Easement Areas and any applicable Facilities are being leased and/or granted and/or otherwise encumbered “as is, where is,” and in its/their condition as of the Effective Date. Tenant accepts the Premises, the Tenant Easement Areas and any applicable Facilities in “as-is, where-is” condition as of the Effective Date. Landlord is not required (i) to ensure that the Premises are habitable, (ii) nor to perform any specific Environmental Actions or other work at the Premises or within the Tenant Easement Areas to render them suitable for the Permitted Use.

11. ADVERTISING DISPLAY. Landlord hereby consents to any and all existing signage at the Premises provided the same are in compliance with all applicable Laws and Requirements. From and after the Effective Date, Tenant, or any party to whom Tenant assigns, sublets or contracts, may at its sole expense, place signs in or upon the Premises as it deems necessary, provided such signs comply with all applicable Laws and Requirements. All signs installed by Tenant or any assignee, subtenant or contractor shall remain the property of Tenant or such assignee, subtenant or contractor and may be removed by such party or Tenant at its sole expense and any damage caused by the removal shall be repaired, at such party’s sole expense and if such party fails to pay such expense, then at Tenant’s sole expense, so as to restore the Premises to a condition consistent with the surrender obligations set forth in Section 35 of this Lease, provided the same have been maintained and repaired in accordance with the terms of this Lease.

12. COMPLIANCE WITH LAWS DURING THE TERM.

(a) Tenant shall comply with all Laws and Requirements applicable to the occupancy and use of the Premises, the Tenant Easement Areas and the Third Party Easement Area, and including, without limitation, the exercise of any rights granted hereunder, provided, however, that nothing in this clause shall require any Henderson Covered Person to take any actions or assume any liability with respect to remediation (including investigation), removal or restoration of any Henderson Legacy Conditions except with respect to the Exacerbation Obligations. Tenant shall give prompt notice to Landlord of any written notice it receives of the alleged violation of any Laws and Requirements in any way relating to the Premises, the Tenant Easement Areas and/or the Third Party Easement Area and the use or occupation thereof. In the event that any violation cannot be cured within thirty (30) days after notice thereof is received by Tenant, so long as Tenant is actively, diligently and in good faith proceeding with continuity to cure such violation and cause the same to be discharged and the violation does not cause imminent endangerment to human health or the environment, Landlord is protected from civil and criminal liability, and if the reasonable estimated cost of curing the violation exceeds Fifty Thousand and 00/100 Dollars ($50,000.00), an express indemnity by Tenant is given and/or other security is deposited with Landlord (as may be required by Landlord) such cure period shall be extended for such longer time as is reasonably necessary (not to exceed a total of one hundred eighty (180) days unless failure to discharge is solely due to delays on the part of the agency in inspecting such violation or otherwise processing a correction of the violation and causing the same to be discharged in which case such period shall be extended on a per diem basis to allow for such delay). Tenant acknowledges that any such requirements may require permanent replacements and capital improvements to the Premises, the Buildings and/or the Facilities. Any alterations performed by Tenant hereunder shall be subject to the terms of Section 13 regarding Tenant’s right to construct improvements on the Premises. Tenant agrees to indemnify, hold harmless and defend Landlord and the Nevada Trust Indemnity Parties from and against any claim, demand, damage, cause, loss, liability, fine, fee, assessment, judgment, penalty, cost, or other charges or expense, including reasonable attorneys’, consultants’ or engineers’ fees and costs, arising out of or related to any failure or alleged failure by Tenant to comply with any provision of this Section. Tenant’s indemnification obligations under this Section 12 shall survive the termination or expiration of this Lease.

13. TENANT-MADE ALTERATIONS; TENANT’S PROPERTY.

(a) Tenant has the right, at its sole expense, from time to time during the Term, to make additions, alterations and changes in or to the Premises (“Tenant-Made Alterations”) without Landlord’s consent; provided that (i) Tenant shall give Landlord prior written notice of (A) any structural alterations, and (B) any non-structural alterations costing in excess of Fifty Thousand and 00/100 Dollars ($50,000.00); (ii) no alterations shall exacerbate any Henderson Legacy Conditions or interfere with Tenant’s Due Care Obligations or otherwise violate any of Tenant’s other obligations under this Lease and (iii) in connection with (A) any structural alterations, and (B) any non-structural alterations costing in excess of Fifty Thousand and 00/100 Dollars ($50,000.00), Landlord may require an express indemnity by Tenant and/or other security (including, without limitation, a payment or performance bond) prior to the commencement of any such Tenant-Made Alteration; provided that Tenant’s express indemnity shall not be required to the extent an obligation is secured by other security or a payment or performance bond reasonably satisfactory to Landlord. Additions, alterations and changes to the Facilities are not included within the term “Tenant-Made Alterations” and are specifically addressed in the terms set forth in Section 2 and/or on Exhibit C.

(b) Tenant must submit plans, if available, in advance for any (A) structural alterations, and (B) any non-structural alterations costing in excess of Seventy-Five Thousand and 00/100 Dollars ($75,000.00) to Landlord for its approval, such approval not to be unreasonably withheld, conditioned or delayed. Landlord’s approval of a Tenant-Made Alteration shall be deemed given if Landlord does not respond to Tenant’s written request for approval within thirty (30) days of receipt thereof. Tenant must obtain all necessary permits and comply with all Laws and Requirements in connection with any alterations. At Tenant’s request, Landlord, at no cost or expense to Landlord, shall join in and execute the application for any permit or authorization required to be obtained by Tenant, but Tenant shall pay and hereby indemnifies and holds Landlord and the Nevada Trust Indemnity Parties harmless from and against and from any and all costs and expenses which may be incurred by Landlord in obtaining any such permit or authorization or otherwise arising therefrom. All work shall be done in a good and workmanlike manner in compliance with all applicable building, zoning and other Laws and Requirements. Landlord shall not require Tenant to remove any Tenant-Made Alterations made in compliance with this Section 13 upon the expiration or earlier termination of this Lease. Notwithstanding anything to the contrary contained in this Lease, no Tenant-Made Alteration shall interfere with Landlord’s rights under Section 24 hereof, in a manner inconsistent with the provisions thereof. Tenant is not authorized to and shall not be deemed to be acting as an agent of Landlord in performing any Tenant-Made Alterations or any other work at the Premises or within any Tenant Easement Area or Third Party Easement Area and shall post readily visible signs to that effect during any such work. Tenant’s indemnification obligations under this Section 13(b) shall survive the termination or expiration of this Lease

(c) Tenant shall retain title to all Tenant-Made Alterations throughout the Term of this Lease. Upon the expiration or earlier termination of this Lease, all Tenant-Made Alterations, as constituted at the time, shall be deemed abandoned and become the property of

Landlord without requirement of the payment of any compensation or consideration. Notwithstanding anything herein to the contrary, the term “Tenant-Made Alterations” does not, for any purpose, include any Tenant’s Property or any movable fixtures and movable partitions, business and trade fixtures, machinery and equipment, communications equipment, office equipment that is installed or located in the Premises by Tenant (but excluding any of the foregoing installed by the Landlord as part of the Environmental Actions and any additions, alterations and changes to any Facilities made by Tenant, none of which are or shall be Tenant’s Property) and without expense to Landlord, and that can be removed without structural damage to the applicable Buildings or any of the Facilities. Without limiting the foregoing, but subject to the terms of this Lease, Tenant will have the right to make decisions with respect to the planning, design, engineering, development, commissioning, construction, ownership, management, use, operation, modification, expansion, repair, improvement, replacement, relocation, maintenance, demolition, and closure of Tenant’s Property, with the assistance of such reputable and experienced contractors, subcontractors and consultants as Tenant may designate, all in its reasonable good faith discretion. Notwithstanding any applicable law to the contrary, the items specifically included within the term “Tenant’s Property” are the property of Tenant despite the degree to which Tenant’s Property is affixed to the Premises.

(d) Tenant’s Property shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term, provided Tenant repairs or, at Landlord’s option, pays the cost of repairing any damage to the Premises resulting from the installation and/or removal thereof and complies with the applicable terms of this Lease. Upon the expiration or earlier termination of this Lease, Tenant, at its sole expense, shall remove from the Premises all of Tenant’s Property and shall repair (to Landlord’s reasonable satisfaction) or, at Landlord’s option, pays the cost of repairing any damage to the Premises resulting from any installation and/or removal of Tenant’s Property. Any other items of Tenant’s Property that shall remain in the Premises after the Expiration Date may, at the option of Landlord, be deemed to have been abandoned, and in such case, such items may be retained by Landlord as its property or be disposed of by Landlord, in Landlord’s sole and absolute discretion, at Tenant’s sole cost and expense.

14. BMI/INVOLUNTARY CESSATION OF SERVICES.

(a) At Tenant’s request, Landlord, at no cost to Landlord, will undertake in good faith to reasonably cooperate with Tenant and, at Tenant’s request as to any specific matter, to discuss in advance with Tenant votes and decisions by Landlord as a participant in Black Mountain, BMI or any other private association relating to the utilities and other services provided, managed and maintained by Black Mountain, BMI or such other private association in a manner reasonably requested by Tenant, insofar as such utilities or other services affect the Premises, in any material adverse respect, and insofar as such votes or decisions would have an affect on Tenant’s operations, in any material adverse respect. Except to the extent directly caused by Landlord’s or any Nevada Trust Indemnity Party’s fraud or willful misconduct, Tenant shall indemnify and save Landlord and the Nevada Trust Indemnity Parties harmless from and against any and all claims, demands damages, causes, losses, liabilities, judgments, costs, assessments, fees, fines, penalties or any other charges or expenses, including attorneys’, consultants’, and engineers’ fees, arising out of or related to or in connection with any vote or decision or utility failure arising out of any such cooperation by Landlord.

(b) Landlord shall have no liability or responsibility arising out of Landlord’s votes or decisions in connection with BMI, Black Mountain or other private association or for any cessation, interruption, delay or failure of any services to the Premises or the Tenant Easement Areas. No such failure or interruption of service shall be deemed an eviction or disturbance of Tenant’s use and possession of the Premises, the Tenant Easement Areas or any part thereof, or render Landlord liable to Tenant for damages or relieve Tenant from performance of Tenant’s obligations under this Lease, including, but not limited to, the obligation to pay Rent.

(c) Tenant’s indemnification obligations under this Section 14 shall survive the termination or expiration of this Lease.

15. JANITORIAL AND LANDSCAPE MAINTENANCE SERVICES. During the Term and any other period of Tenant’s occupancy, Tenant agrees, at its sole expense, to provide the necessary janitorial, HVAC, roof and landscape maintenance and any other similar services relating to the Premises and, if applicable, the Tenant Easement Areas, of any type necessary for Tenant to comply with its obligations under this Lease including, without limitation, applicable Laws and Requirements, or any other services desired by Tenant, it being understand that Landlord has no obligation in connection therewith.

16. REPAIRS AND MAINTENANCE.

(a) Tenant shall, at its sole expense, be responsible for all maintenance, repairs, restoration and replacements to the Premises and the Facilities, structural and nonstructural, including, without limitation, all elements and systems located on the Premises, such as, but not limited to the Buildings, sidewalks, driveways, curbs, loading areas (including dock levelers and doors, landscape areas, parking lots, Spur Tracks, electrical, mechanical, HVAC, plumbing, security, fire safety, and sprinkler systems, foundations, exterior and interior structural walls (including painting) and the roofs, in compliance with all applicable Laws and Requirements and as may be necessary to keep the Premises in the same or better condition, as on the Effective Date, subject to ordinary wear and tear, casualty and condemnation (subject, however, to Tenant’s obligations to restore, rebuild or repair to the extent set forth in Sections 25 and 28) (the “Repair Standard”).

(b) Tenant shall look solely to BMI and not to Landlord for the repair, replacement or upgrades of infrastructure owned or operated by BMI and for all utilities and other services provided, managed and maintained by BMI or its affiliates on the Property. At Tenant’s request, Landlord shall reasonably cooperate with Tenant (but at no cost to Landlord) in connection with the provision of such repairs, utilities and services by BMI. Tenant shall use commercially reasonable efforts to cause BMI to provide uninterrupted utility service to the Remediation Systems and for other Environmental Actions and shall keep Landlord promptly and fully informed of any issues that might impact the infrastructure or services being provided by, through or under BMI.

(c) Subject to Section (b) above, except for (i) the Remediation Water Lines (until such time as the Water Infrastructure is complete and operational), (ii) the Remediation Power Line, (iii) the Water Infrastructure which is not located on the Premises, the Tenant Easement Areas or the Third Party Easement Areas and (iv) other facilities that are covered by any separate agreement between Landlord and BMI, Tenant shall be responsible for any and all repairs, maintenance, restoration and replacements to the Tenant Utilities and related Facilities serving the Premises, the Spur Tracks and the 8th Street Access Easement to the Repair Standard. Notwithstanding the foregoing, Tenant shall maintain those Tenant Utilities and Facilities that provide or are necessary for the provision of utilities for Environmental Actions, including without limitation water and power, and that are Tenant’s obligation to maintain and repair hereunder in good working condition.

(d) Intentionally deleted.

(e) Until such time as the 8th Street Access Road (as defined in Exhibit C) is being used by operating businesses on the Remaining Tract located between Lake Mead Parkway and the southern boundary of the Premises (a “New Frontage Business,” it being agreed that activities and operations relating in any way to Environmental Actions or to compliance with Laws and Requirements do not constitute use and operation of a New Frontage Business), Tenant shall, at its sole expense, maintain, repair, restore and replace the 8th Street Access Road and any Facilities located within the 8th Street Access Road Easements (as defined in Exhibit C) servicing the 8th Street Access Road so that all of said improvements are kept in a condition consistent with the Repair Standard, including, without limitation, cleaning, snow and ice removal, patching and resurfacing, as needed, unless Landlord elects in writing to Tenant to undertake any such activities, in which event Tenant shall reimburse Landlord for costs incurred in connection therewith. At such time and from time to time as a third party commences operations of a New Frontage Business from the Remaining Tract, then Landlord may elect at any time and from time to time thereafter to either (i) take over the responsibility for any or all of such repair, maintenance, installation, resurfacing, restoration or replacement and to charge Tenant its proportionate share of the cost thereof as reasonably determined by Landlord or (ii) have Tenant continue to comply with its obligations hereunder and to have each such third party New Frontage Business operator(s) pay to Tenant its proportionate share of the cost thereof as reasonably determined by Landlord. Any cost owed by Tenant hereunder shall be Additional Rent under this Lease.

(f) Prior to Tenant entering upon any Tenant Easement Areas to perform any maintenance, inspection, repairs, restoration or replacements or for any similar purpose or, with respect to any utility or drainage Tenant Easement Area, for any other purpose, Tenant shall notify Landlord in writing at least three (3) Business Days before such entry (except in the event of an emergency when such notice shall be given as soon as reasonably possible thereafter) detailing the purpose, estimated time period, date and scope of any such entry and, if applicable, shall provide Landlord with evidence that the contractors performing the work have the insurance coverage required in Section 26. Landlord may have a representative present during any such activities. In connection with any such entry, Tenant shall comply with the terms and provisions of Exhibit C and the applicable provisions of this Lease.

(g) There are active spur tracks located on the Property that are used in the operation of the Henderson Business or in the operation of the surrounding businesses. Documentation delivered to Landlord indicates that the Debtors owned all of the spur tracks on the Property, all of which ownership rights have been conveyed to Landlord. Consequently, as between Landlord and Tenant, Landlord, as the owner of the Property, shall have all right, title and interest of the Debtors in the spur tracks and any all appurtenant equipment, machinery, systems and lines comprising or used in the operation of the spur tracks (collectively, the “Spur Tracks”). The Premises shall be deemed to include the portions of the Spur Tracks located on the Premises and the Tenant Easement Areas shall include an area of 5 feet on either side of those portions of the Spur Tracks located on the Remaining Tract. The nonexclusive grant by Landlord to Tenant of the Tenant Easements shall include the right to use, repair, maintain and replace the Spur Tracks in accordance with the terms and provisions applicable to the Tenant Easements and the Tenant Easement Areas and as more particularly set forth on Exhibit C. Notwithstanding the foregoing, Landlord makes absolutely no representations whatsoever as to the Spur Tracks, including without limitation, the ownership thereof, the rights of Landlord therein or Landlord’s right or ability to grant Tenant any rights with respect thereto, including any use rights, and Tenant shall have no claims against Landlord, whatsoever, in the event that it is determined or any party claims that Tenant has no rights to use any or all of the Spur Tracks. Tenant shall be solely responsible for performing all obligations, including without limitation, payment and performance obligations in any way relating to the Spur Tracks and shall do so promptly with due diligence and prior to delinquency. Tenant and Landlord acknowledge that certain adjacent property owners have been using certain of the Spur Tracks in connection with the operation of said adjacent property owners’ businesses and Tenant hereby consents to such use and expressly acknowledges that the Landlord shall have no liability associated therewith or any obligation to control or limit such use or to allow such use to continue or to permit or prohibit any change or conveyance of such use and any proceeds or profits relating to such use by third parties shall be solely the property of Landlord. Except to the extent directly caused by Landlord’s or any Nevada Trust Indemnity Party’s fraud or willful misconduct, Tenant hereby indemnifies and saves Landlord and the Nevada Trust Indemnity Parties harmless from and against any and all claims, demands, damages, causes, losses, liabilities, judgments, costs, assessments, fees, fines, penalties or any other charges or expenses including attorneys’, consultants’ and engineers’ fees arising out of or related to or in connection with the Spur Tracks or the use and operation thereof. Tenant shall not take any action with respect to the Spur Tracks or enter into any agreements, covenants or other documents relating thereto without first obtaining the consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed and, in particular, but without limitation, Tenant shall not abandon, or relinquish any rights in and to the Spur Tracks or remove the Spur Tracks or any portion thereof without the consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Tenant shall not relocate, expand or extend the Spur Tracks without the consent of Landlord. Tenant’s indemnification obligations under this Section 16(g) shall survive the termination or expiration of this Lease. No agreement entered into by Tenant shall be binding upon Landlord or the Property or any part or parts thereof.

(h) The toilet, sink, floor drains and appurtenant plumbing facilities located in the maintenance building currently drain out and into a leach field on the Remaining Tract or otherwise have the potential to drain onto the Remaining Tract. Tenant, at its sole cost and expense, shall immediately cease use of all such facilities and as soon as reasonably possible, properly and completely decommission said facilities and the leach field in compliance with all Laws and Requirements and provide Landlord with reasonable evidence thereof. Said decommissioning shall be so completed within 180 days following receipt of any necessary governmental approvals, with extensions reasonably agreed to by Landlord and Tenant. Landlord hereby consents to Tenant installing a new leach field within the Premises to service said toilet, sink, floor drains and other facilities provided that said leach field and the above-reference facilities are designed and operated pursuant to plans approved by Landlord, which approval shall not be unreasonably withheld conditioned or delayed, and in full compliance with all applicable Laws and Requirements and Landlord is provided with reasonable evidence thereof.

17. DANGEROUS CONDITIONS. Tenant shall promptly undertake to remedy any condition on the Premises and, if, in any way, arising out of the activities or operations of Tenant or its Agents, any condition on the Tenant Easement Areas and the Third Party Easement Area which, under an objective standard, taking into account all circumstances (including, without limitation, Tenant’s operation of a chemical manufacturing business at the Premises), endangers human health, welfare or safety, and diligently pursue such remedy (the “Remedy”) provided, however, that nothing in the previous clause shall require any Henderson Covered Person to take any actions or assume any liability with respect to remediation (including investigation), removal or restoration of any Henderson Legacy Conditions, except with respect to the Exacerbation Obligations. If after receiving written notice from Landlord of such condition Tenant does not promptly perform the Remedy, Landlord may do so and may charge the reasonable costs of such Remedy to Tenant as additional rent. Any disputes concerning this paragraph shall be resolved through AAA arbitration in Clark County, Nevada, to be completed within ninety (90) days. The non-prevailing party in such arbitration shall bear all reasonable fees and expenses of the prevailing party in connection with the arbitration. The failure of Tenant to perform a Remedy required under this paragraph shall not constitute a Tenant Default under the Lease unless Tenant shall fail to promptly pay a final arbitral award against it or any other amounts Tenant acknowledges to be due under this paragraph.

18. ENVIRONMENTAL. IT IS INTENDED AND HEREBY AGREED TO BY LANDLORD AND TENANT THAT THIS SECTION 18, TOGETHER WITH SECTION 24, SHALL SUPERSEDE ANY CONFLICTING PROVISION OF THIS LEASE:

(a) In conducting its operations at the Premises, Tenant Easement Areas and the Third Party Easement Area on and after the Effective Date, Tenant, including its successors, assigns, contractors, subcontractors, or sublessees, (each a “Henderson Covered Person”), shall (i) comply with Due Care Obligations; and (ii) comply with all applicable Environmental Laws and Environmental Requirements, provided, however, that nothing in this clause (ii) shall require any Henderson Covered Person to take any actions or assume any liability with respect to remediation (including investigation), removal or restoration of any Henderson Legacy Conditions, except with respect to the Exacerbation Obligations. Tenant, as lessee and operator of the Premises, and its successors and assigns under this Lease, shall be liable for conditions that are attributable to (i) any New Substances Conditions; (ii) any failure to comply with Due Care Obligations, subject to the Exacerbation Obligations; (iii) the Exacerbation Obligations; and (iv) any failure to comply with applicable Environmental Laws, in each instance by any Henderson Covered Person on or after the Effective Date.

(b) Except to the extent directly caused by Landlord’s or any Nevada Trust Indemnity Party’s fraud or willful misconduct, Tenant shall defend, indemnify, protect and hold Landlord and the Nevada Trust Indemnity Parties harmless from and against any and all claims, demands damages, causes, losses, liabilities, judgments, costs, assessments, fees, fines, penalties or any other charges or expenses, including reasonable attorneys’, consultants’, and engineers’ fees, arising out of or related to or in connection with (i) any New Substance Conditions; (ii) any failure to comply with applicable Environmental Laws and Environmental Requirements; (iii) any failure to comply with Due Care Obligations, subject to the Exacerbation Obligations and (iv) any failure to comply with the Exacerbation Obligations, in each instance by any Henderson Covered Person on or after the Effective Date. Tenant’s indemnification obligations under this Section 18(b) shall survive the termination or expiration of this Lease.

19. PERMITTED AGREEMENTS. Landlord shall have the right to enter into any Permitted Agreement (as hereinafter defined), including, without limitation, the right to record any such Permitted Agreement or a memorandum thereof against title to all or any part of the Property including, without limitation, the Premises. For purposes hereof, the term “Permitted Agreements” and individually, “Permitted Agreement” shall expressly exclude any Environmental Requirement, but shall mean any other written agreement, covenant, declaration, restriction, consent or any other document including, without limitation, deed restrictions, covenants, conditions and restrictions, declarations, easements, access agreements, licenses, and shared use agreements entered into by Landlord (collectively, the “Documents” and individually, a “Document”) so long as: (i) said Document could not reasonably be expected to affect Tenant’s use and operations or the Permitted Use at the Premises in any unreasonable or material adverse respect, and said Document does not require that Tenant make payments to any party pursuant to said Document in an amount that is disproportionate to the benefit to Tenant under said Document as compared to Landlord’s required payments and benefits under said Document or (ii) Tenant has consented to such Document. Landlord shall provide Tenant with a copy of any Permitted Agreement within a reasonable time after execution thereof provided Tenant will not be required to comply with the provisions of any Permitted Agreement until Tenant has been give notice thereof, together with a copy of the applicable Permitted Agreement.

20. LIENS. Tenant shall keep the Premises free from any liens (except liens in effect on the Effective Date and reflected in Title Commitment and Survey (as such terms are defined in Exhibit I) or except to the extent such liens are caused by Landlord, its employees, representatives, successors or assigns, it being understood that a lien related to a cure by Landlord of a default by Tenant shall not, under any circumstances, be deemed to be a “lien caused by Landlord”) other than as expressly permitted under this Lease under Section 22 and shall keep the Remaining Tract free from any liens arising out of the activities or operations of Tenant or its Agents. In the event such a lien is filed, Tenant, at its sole expense, shall procure the satisfaction or discharge of record or the bonding over of any mechanics’ or materialmen’s liens filed with respect to the Property in form and amount reasonably satisfactory to Landlord within thirty (30) days after the filing thereof. If Tenant fails to procure the discharge of the lien or to furnish Landlord with the aforementioned bond, within the thirty (30) day period, then Landlord, among its other rights and remedies, shall have the right, but not the obligation, to cause the same to be released by such means as it shall deem reasonably proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by Landlord in connection therewith shall be payable to Landlord by Tenant within five (5) Business Days after Tenant’s receipt of Landlord’s written demand therefor. Landlord shall have the right to record against all or any portion of the Premises and against all or any portion of the Property from time to time notices of non responsibility, including under NRS 118.234. Tenant is not authorized to and shall not be deemed to be acting as an agent of Landlord in performing any lienable work or any other work at the Premises and shall post readily visible signs to that effect during any such work.

21. QUIET ENJOYMENT. Effective as of the Effective Date and so long as Tenant is not in default under this Lease beyond any applicable cure period, Tenant shall be entitled to the use and quiet enjoyment of the Premises, undisturbed by Landlord and any person claiming a legal right granted by Landlord, for and during the Term, subject to the rights of Landlord with respect to Environmental Actions and under Section 24 and Permitted Encumbrances.

22. LEASEHOLD FINANCING.

(a) Notwithstanding any other provision of this Lease to the contrary, Tenant may, from time to time, upon written notice of not less than ten (10) days to Landlord after such assignment, assign for security purposes, hypothecate, mortgage, pledge or alienate Tenant’s interest under this Lease (but not the fee estate of Landlord or other rights of Landlord hereunder) in favor of one or more Institutional Lenders as security for payment of any indebtedness and/or the performance of any obligation of Tenant. The Institutional Lender holding a first lien upon Tenant’s interest under this Lease, or any replacement thereof, shall be referred to as a “Leasehold Mortgagee.” Provided any such Leasehold Mortgagee has cured any and all Monetary Defaults, then such Leasehold Mortgagee may enforce such lien and acquire Tenant’s interest in and to this Lease and the Premises in any lawful way and, pending foreclosure of such lien, the Leasehold Mortgagee or its court appointed designee may take possession of and operate the Premises provided such Leasehold Mortgagee promptly cures all defaults by Tenant under the Lease and fully complies with the terms of this Lease, performing all obligations of Tenant hereunder. During any ownership, possession or occupancy of the Premises, or any part thereof, by any Leasehold Mortgagee or its court appointed designee for any reason, any such Leasehold Mortgagee and any such designee shall fully comply with all of Tenant’s obligations hereunder and with all of the terms and provisions of this Lease. Further, upon foreclosure of such lien by power of sale, judicial or non-judicial foreclosure, or upon acquisition of the Premises by assignment in lieu of foreclosure, the Leasehold Mortgagee may subsequently sell and assign the interest in this Lease and the Premises covered by its leasehold mortgage subject to fully complying with the terms of this Lease, including, but not limited to the assignment and subletting provisions. The Leasehold Mortgagee shall be liable to perform the obligations imposed on Tenant by this Lease only during the period such Leasehold Mortgagee has ownership of the leasehold interest in the Premises or possession of the Premises subject thereto. The term “Leasehold Mortgagee” shall be deemed to include, without limitation, the institutional lender holding any purchase money mortgage or deed of trust, including any so-called “all-inclusive deed of trust” delivered in connection with an assignment of Tenant’s interest in this Lease and the Premises or in connection with a sale and leaseback, and any such holder shall be entitled to the benefits of all of the provisions of this Lease in favor of a Leasehold Mortgagee. In no event shall Landlord have any liability for payment or performance of any leasehold mortgage, deed of trust or other lien or encumbrance created by, through or under Tenant or any financing secured thereby.

(b) When Landlord serves on Tenant any notice with respect to any default hereunder, Landlord shall also serve a copy of each such notice upon each Leasehold Mortgagee which shall have given Landlord a written notice specifying its name and address. In the event

Tenant shall default in the performance of any of the terms, covenants, agreements and conditions of this Lease on Tenant’s part to be performed, any Leasehold Mortgagee shall have the right, but not the obligation, to remedy such default of this Lease within the period of time that Tenant has to remedy such default.

23. PROPERTY TAXES AND ASSESSMENTS.

(a) Tenant shall pay directly to the taxing authorities any general or special real property taxes or assessments or other charges imposed by governmental authorities upon the Premises, sewer rents, rates and charges, payments or taxes in lieu of real estate taxes, transit and transit district taxes and any other federal, state or local governmental charge, general, special, ordinary or extraordinary, which may now or hereafter be levied, assessed or imposed against the Premises, including any building assessments for any improvements on the Premises (the “Real Property Taxes”). Real Property Taxes do not, however, include Landlord Taxes, but do include Tenant’s proportionate share of Landlord’s real estate taxes, assessments and charges with respect to the Shared Tax Parcels (as hereinafter defined) and the Tenant Easement Areas as more particularly provided in this Lease. Tenant shall also pay, or cause to be paid, directly to the taxing authorities any taxes, assessments or other charges imposed by governmental authorities on Tenant’s Property located on the Premises or used in connection therewith, all as more comprehensively described in Section 5(b). Tenant shall make the required tax payments before the taxes become delinquent and shall only with respect to Real Property Taxes, provide Landlord with reasonable evidence of payment promptly after payment thereof.

(b) Tenant shall use its best efforts to cause the taxing authorities to assess the Premises as fully separate tax parcels from the Remaining Tract and to assess the Remaining Tract as fully separate tax parcels from the Premises and from any other property and to cause Tenant to be named as the notice party for all bills and assessments for the tax parcels comprising the Premises. If Tenant so requests, Landlord, at no cost to Landlord, shall cooperate with Tenant in such efforts, including, without limitation executing any reasonable documents necessary to accomplish the tax parcel separation. During any period of the Term that the Premises or any part thereof is not assessed as fully separate tax parcels from the tax parcels comprising the Remaining Tract, then Tenant shall pay to Landlord the Real Property Taxes assessed as to those tax parcels that include both a portion of the Premises and a portion of the Remaining Tract (“Shared Tax Parcels”) within the earlier of (i) ten (10) Business Days after Tenant’s receipt of a copy of the invoice for such Real Property Taxes from Landlord and (ii) three (3) Business Days before the applicable due date, and Landlord or Landlord’s designee, shall pay the share of the real property taxes and assessments assessed on the Shared Tax Parcels that is not the Tenant’s responsibility.

(c) Tenant’s Real Property Taxes shall be determined as follows:

PARCEL	Acreage	Landlord Tax Allocation	Tenant Tax Allocation
178-01-415-001	52.52	100%	0%
178-12-101-003	26.94	100%	0%
178-12-110-004	11.63	100%	0%
178-12-201-003	0.48	100%	0%
178-12-201-004	35.23	80%	20%
178-12-201-005	25.41	100%	0%
178-12-301-002	0.62	100%	0%
178-12-301-003	48.62	95%	5%
178-12-401-002	11.46	20%	80%
178-12-401-004	13.97	100%	0%
178-12-401-005	2.83	100%	0%
178-12-401-006	1.46	100%	0%
178-12-401-009	9.82	95%	5%
178-12-401-010	1.61	100%	0%
178-12-601-004	14.38	35%	65%
178-12-701-001	32.88	40%	60%
178-12-701-003	1.85	0%	100%
178-12-801-001	33.17	0%	100%
178-13-101-002	21.35	0%	100%
178-13-501-001	14.28	0%	100%
178-13-501-005	11.06	60%	40%
178-13-601-001	20.7	50%	50%
178-13-601-002	19.7	100%	0%

Tenant’s obligation for the payment (whether in a lump sum or in installments for each tax year) of any Real Property Taxes shall apply only to the Real Property Taxes which shall accrue during the Term based on the taxing year of the applicable taxing authority. The Real Property Taxes for the first year and the last year of the Term will be appropriately prorated. If the Premises are separately assessed and if any Real Property Taxes are payable, or may at the option of the taxpayer be paid, in installments, Tenant shall be entitled to elect installment payments. If any special assessments levied against the applicable Premises are payable in installments, Tenant shall be responsible only for those installments that are due and payable prior to and/or during the Term (or if paid in lump sum, by Landlord and the Premises is not separately assessed, then Tenant shall be responsible only for those installments that would otherwise have been due and payable during those tax years that include any portion of the Term and any installments payable during the tax year in which the expiration date occurs shall be prorated based on the number of days in such tax year occurring during the Term. Real estate taxes, assessments and related charges related to the Tenant Easement Areas shall be pro rated between Landlord and Tenant based on the Tenant’s use and control of the Tenant Easement Areas as compared to Landlord’s use and control thereof as reasonably and in good faith determined by Landlord and Tenant. As of the Effective Date, Tenant shall be responsible for 100% of said taxes, assessments and charges allocated to the Spur Tracks and the 8th Street Access Easement Area. If an allocation is not provided by the applicable governmental assessor, then Landlord and Tenant shall agree on said allocations acting reasonably and in good faith. Tenant shall pay to Landlord, Tenant’s share of said taxes, assessments and charges within the earlier of (i) 10 Business Days after Tenant’s receipt of a copy of the invoice for such assessments and charges together with the applicable pro ration thereof with respect to the applicable Tenant Easement Areas and (ii) 3 Business Days before the applicable due date. Upon the expiration or termination of this Lease, Tenant shall immediately pay the Landlord any Real Property Taxes which have accrued and have not yet been paid by Tenant to the applicable taxing authority or to Landlord.

(d) Tenant shall have the right to contest the amount or validity, in whole or in part, of, or institute proceedings to reduce, any Real Property Taxes by appropriate proceedings, provided that Tenant shall pay the contested amount under protest and/or shall post such security, each to the extent required under applicable Law. If Tenant so requests, Landlord, at no cost to Landlord, will cooperate in such proceedings, including, without limitation executing any reasonable documents necessary to accomplish the contest, but Landlord shall not be required to pay any portion of the cost of the proceedings. Tenant shall pay all judgments and penalties and shall receive all refunds or awards resulting from any proceedings; provided that any refunds or awards that are attributable to the Remaining Tract or are allocable to any Real Property Taxes paid by Landlord, shall be paid to Landlord after the proportionate share of Tenant’s expenses are deducted from said refunds or awards to the extent not otherwise collected by Tenant or paid to Tenant. In the event that the Premises is not separately assessed, Landlord agrees, upon receipt of a written request from Tenant, to contest in good faith the assessed valuation of the Premises. Tenant shall pay for all costs incurred by Landlord in contesting such assessments in accordance with this Section 23(d) within thirty (30) days following receipt of each invoice therefor, provided that Landlord may require that Tenant deposit one hundred twenty five percent (125%) the estimated cost of such contest with Landlord prior to Landlord commencing any such contest. Any excess remaining after the completion of the contest shall be promptly refunded to Tenant.

(e) If at any time the method of taxation then prevailing shall be altered so that any new or additional tax, assessment, levy, imposition or charge or any part thereof shall be imposed upon Landlord in place or partly in place of any such Real Property Taxes or other taxes to be paid by Tenant under this Lease or a contemplated increase therein, or in addition thereto and shall be measured by or be based in whole or in part upon the Premises and/or the Tenant Easement Areas or the rents or other income therefrom, then all such new taxes, assessments, levies, impositions or charges or parts thereof, to the extent that they are so measured or based, shall be included in Real Property Taxes levied, assessed or imposed against the Premises to the extent that such items would be payable if the Premises were the only property of Landlord subject thereto and the income received by Landlord from the Premises were the only income of Landlord. All references to Real Property Taxes or other taxes “for” a particular year or similar language shall be deemed to refer to taxes levied, assessed or otherwise imposed for such year without regard to when such taxes are payable.

(f) The parties’ payment obligations under this Section 23 shall survive the termination or expiration of this Lease.

24. LANDLORD’S RIGHTS. IT IS INTENDED AND HEREBY AGREED TO BY LANDLORD AND TENANT THAT THIS SECTION 24, TOGETHER WITH SECTION 18, SHALL SUPERSEDE ANY CONFLICTING PROVISION OF THIS LEASE:

(a) Landlord shall retain and reserve a perpetual and assignable right of access on, over, and through the Premises for Landlord and its Agents and the United States and the State of Nevada and their representatives and contractors to enter upon the Premises at all reasonable times to perform any Environmental Actions required by the Lead Agency pursuant to the Settlement Agreement, or otherwise to meet Landlord’s environmental responsibilities required under the Trust Agreement, applicable Environment Laws and Environmental Requirements. The foregoing rights and reservations shall be binding on Tenant, its successors and assigns and shall benefit Landlord, Lead Agency and said other parties, as applicable, and their Agents, successors and assigns.

(1) In exercising such right of access, Landlord or its assignee shall provide Tenant and its successors and assigns, as the case may be, with reasonable notice of its intent to enter upon the Premises and perform the required Environmental Actions, which notice may be curtailed or eliminated in any case where Landlord or the Lead Agency determines that there may exist an imminent endangerment to human health or the environment. Landlord or its assignee shall use reasonable efforts, without material cost to Landlord, to avoid or otherwise minimize interference with Tenant’s and Tenant’s successors’ and assigns’ quiet enjoyment of the Premises and the operation of the Henderson Business. At the completion of work associated with such Environmental Actions at the Premises, the work site shall be restored by Landlord or its agents or contractors in accordance with the Lead Agency-approved work plan. In connection with any such work performed by Landlord or its agents or contractors at the Premises, Landlord or its agents or contractors shall have the right to obtain and use utility services, including water (but only to the extent the Water Infrastructure is not operating), gas, electricity, sewer, and communications services available on or serving the Premises with Tenant’s actual costs therefor charged to Landlord. Except for actual costs for such utility services, no fee, charge, or compensation will be due to Tenant or its successors and assigns for the exercise of any right of access or entry to the Premises retained and/or reserved by Landlord.

(2) As provided in Paragraph 84(h) of the Settlement Agreement, Landlord shall provide Tenant at least fifteen (15) Business Days, or such shorter period as is established by the Lead Agency, to comment on work plans (including other approvable deliverables that describe work to be performed at or relating to the Premises) concerning proposed Environmental Actions at or relating to the Premises, at the same time such proposed work plans (including such approvable deliverables as described above) are provided to the Lead Agency and Non-Lead Agency for their review or approval, as applicable. Landlord shall consult with Tenant to keep Tenant reasonably apprised of any major developments with respect to such Environmental Actions. In accessing the Premises under the reserved right of access, the Landlord agrees to comply, to the extent implicated by the Environmental Actions to be performed, with Tenant’s established facilities security and workplace safety procedures and policies that are timely provided to Landlord by Tenant.

(3) Neither Landlord nor any Nevada Trust Party shall assume any liability to Tenant, or its successors and assigns, should the performance of any required Environmental Actions interfere with their use of the Premises, the Tenant Easement Areas or the Third Party Easement Area, provided, however, that Landlord intends that this provision is not intended to deprive Tenant from obtaining the benefit of any of Landlord’s insurance policies as to which Tenant is an additional insured.

(4) The environmental consultant engaged by Landlord to implement the future Environmental Actions (the “Consultant) shall obtain environmental, general and professional liability insurance in the sum of $25,000,000 or such lesser amount as agreed to by the Landlord after consultation with the Lead Agency and Non-Lead Agency. The beneficiary of the insurance policies shall be Landlord and the policies shall cover negligence committed by the Consultant in implementing the future Environmental Actions or any other negligence committed by the Consultant. To the extent that such Environmental Actions are being performed at the Premises, Tenant shall be named as an additional insured under such policies. The Consultant shall not be deemed a Nevada Trust Party.

(b) In addition to, but not in limitation of the other rights of Landlord set forth in this Section 24, Landlord shall retain and reserve a perpetual and assignable right of access on, over, and through the Premises to enter upon the Premises on Business Days and during business hours or other reasonable times for any or all of the following purposes of (i) examining, and inspecting such Premises, (ii) curing any defaults in accordance with Section 30(d) or exercising Landlord’s rights under this Lease, including without limitation any of Landlord’s Reserved Rights (as defined herein) and Landlord’s cure rights set forth in this Lease; (iii) in the event of any emergency as reasonably determined by Landlord; (iv) to show the Premises to actual and prospective lenders, insurers, prospective purchasers or mortgagees or tenants of the Premises or providers of capital to Landlord and its affiliates, and/or (v) for Landlord, the Lead Agency and Non-Lead Agency to enter upon the Premises to determine if Tenant and its Agents are in full compliance with the Due Care Obligations and applicable Laws and Requirements and are not interfering with or disturbing any Environmental Actions; provided, however, unless such entry relates to Environmental Actions required by the Lead Agency pursuant to the Settlement Agreement or otherwise to meet Landlord’s environmental responsibilities required under applicable laws as provided in Section 24(a) above or an emergency situation, that (A) Landlord has given Tenant at least two (2) Business Days advance written notice of Landlord’s or such other party’s intent to enter; (B) any such entry shall be made in such a manner as to not unreasonably interfere with the Henderson Business; (C) such entry shall be conducted only at a time mutually convenient to the parties but no more than two (2) business days after such notice, unless a longer period of time is consented to by Landlord and (D) Landlord or such other party requesting entry shall be escorted by Tenant or its Agents at all times during such entry. The foregoing rights and reservations shall be binding on Tenant, its successors and assigns and shall benefit Landlord, its successors and assigns.

(c) In addition to, but not in limitation of the other rights of Landlord set forth in this Section 24: (i) Landlord shall retain and reserve a perpetual and assignable right to use the utilities and drainage Facilities and the roadways, driveways and any other accessways on, over or under the Premises as necessary for the use and operation of the Remediation Systems and any activities or operations at any time conducted in connection therewith and (ii) Landlord shall also retain and reserve a perpetual and assignable right with respect to those certain specific reservations described on Exhibit D and incorporated herein for all purposes, so long as in exercising its right to use the utilities and drainage Facilities and the roadways, driveways and any other accessways on, over or under the Premises, the Landlord agrees to comply with Tenant’s established facilities security and workplace safety procedures and policies that are timely provided to Landlord by Tenant. Landlord shall have the right, at its sole expense, to expand and relocate any such utilities and drainage Facilities, roadways, driveways and any other accessways on the Premises and construct and/or install additional utilities and drainage Facilities, roadways, driveways and any other accessways on the Premises, provided that Landlord or its assignee shall use reasonable efforts, without material cost to Landlord, to avoid or otherwise minimize interference with Tenant’s and Tenant’s successors’ and assigns’ quiet enjoyment of the Premises and the operation of the Henderson Business and any and all such activities that are unrelated to Environmental Actions shall not interfere in any material adverse or unreasonable respect with Tenant’s operations on the Premises and shall be subject to Tenant’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed. Landlord’s written request for any such consent shall describe with particularity the expansion, improvement, addition, and/or the relocation to such utilities and drainage Facilities, roadways, driveways and any other accessways. If Tenant consents, then the process of relocation, addition or expansion and any new location of any such utilities and drainage Facilities, roadways, driveways and any other accessways shall not interfere in any material adverse or unreasonable respect with Tenant’s operations on the Premises. Notwithstanding the non-exclusive nature of the rights granted to Landlord under this Section 24(c), Tenant shall not use, nor shall Tenant grant to any person the right to use, all or any portion of any utilities and drainage facilities, roadways, driveways and other accessways on the Premises in any manner that could reasonably be expected to interfere, in any material or unreasonable respect, with any Environmental Actions. Tenant shall have the right, at its sole expense, to relocate any utilities and drainage Facilities, roadways, driveways and any other accessways on the Premises, provided Tenant provides Landlord with at least thirty (30) days’ prior written notice detailing any such relocation and related activities and provided further such relocation and related activities do not unreasonably interfere with any Environmental Actions or require the relocation of any utilities and drainage Facilities, roadways, driveways and any other accessways on the Remaining Tract. The foregoing rights and reservations shall be binding on Tenant, its successors and assigns and shall benefit Landlord, its successors and assigns.

(d) Landlord shall require the following minimum insurance coverages, naming Landlord, Nevada Trustee, Lead Agency and Non-Lead Agency as additional insureds, from each contractor hired by Landlord, except to the extent the Lead Agency has agreed to waive such requirement and, to the extent such work is to be performed at the Premises, shall name Tenant as an additional insured under such policies:

(1)	Commercial General Liability—Occurrence Form
	Policy shall include bodily injury, property damage and broad form contractual liability coverage

	General Aggregate	$2,000,000
	Products-Completed Operations Aggregate	$2,000,000
	Personal and Advertising Injury	$1,000,000
	Each Occurrence	$1,000,000

(2)	Automobile Liability
	Policy shall cover bodily injury and property damage for any owned, hired, and non-owned vehicles.

	Combined Single Limit	$1,000,000

(3)	Worker’s Compensation and Employer’s Liability

	Workers’ Compensation	Statutory
	Employers’ Liability	$1,000,000

(4)	Professional Liability (Errors and Omissions Liability)
	The Policy shall cover professional misconduct or lack of ordinary skill.

	Each claim	$1,000,000
	Annual Aggregate	$5,000,000

Landlord will name Tenant as an additional insured under any liability insurance policy that it has related to the Property, to the extent commercially reasonable and does not cause a material increase in the premiums for such insurance coverage or diminish the coverage available to the Landlord in any material respect. However, the coverage shall not include any of the Tenant’s operations and Tenant’s liability insurance shall be primary and non-contributory to the Landlord’s policy. Notwithstanding anything contained to the contrary herein, Landlord and Tenant agree that Landlord intends that Tenant shall have the benefit of Landlord’s insurance policies to the extent Tenant is an additional insured thereunder.

(e) All of the rights reserved to Landlord under this Lease, including, without limitation, under this Section 24 shall be referred to herein collectively as the “Landlord’s Reserved Rights.”

25. FIRE AND OTHER LOSSES.

(a) Upon partial or total destruction of the Premises or the Facilities by fire, windstorm or other casualty (each, a “Casualty”), Tenant shall promptly notify Landlord and Tenant may elect to terminate this Lease by written notice to Landlord given within sixty (60) days after such Casualty, and the Lease shall terminate on the date set forth in the Tenant notice, but not more than ninety (90) days after the giving of such notice. If Tenant terminates this Lease under this provision, Landlord shall be entitled to all insurance proceeds on account of such Casualty and Tenant shall pay to Landlord the amount of any deductible or self-insured retention carried by Tenant. Upon the termination of this Lease under the conditions provided for in this Section 25(a) and Tenant’s full compliance with its obligations under Section 35 of this Lease, Tenant’s liability for Rent and all other obligations hereunder (except to the extent expressly provided herein to survive) shall cease as of the date of such termination. If Tenant elects not to terminate this Lease, Tenant shall, at a minimum, restore the damaged improvements to a safe and non-hazardous condition, comply with all Laws and Requirements and take all other steps necessary to meet Tenant’s Due Care Obligations. If Tenant elects not to terminate this Lease and elects to further restore or rebuild the damaged improvements, it shall do so promptly.

(b) Tenant shall not be required to repair or replace any damage or loss resulting from any Casualty to Tenant’s Property, it being acknowledged by Landlord that Tenant shall have the right to recover any insurance proceeds from Tenant’s insurance policies with respect to Tenant’s Property.

(c) Landlord shall have absolutely no obligations with respect to the repair, restoration, replacement, safety or security or any similar matter with respect to the Premises, subject to Landlord’s obligations set forth in Section 24 of this Lease.

26. TENANT’S INSURANCE. Tenant agrees that at all times during the Term of this Lease, Tenant shall carry and maintain, at its sole expense, the types of insurance including, without limitation, coverage, limits, deductibles and self insured retentions as in effect immediately prior to the Effective Date, as more particularly described in Exhibit H attached hereto covering those areas on or affecting the Property where there are activities or operations of any Henderson Covered Person, together with such additional coverages, changes in coverage or increase in limits of liability as Landlord may reasonably require and Tenant shall comply with any rules, orders or other requirements of the National Board of Fire Underwriters or any successor thereto or contained in any insurance policy in force with respect to the Premises and/or the Tenant Easement Areas, provided, that in the event the coverages in Exhibit H become commercially unavailable to Tenant due to changes in the insurance market, Tenant may request Landlord’s approval of a change in the coverages in Exhibit H, and such approval shall not be unreasonably withheld. With the exception of the pollution legal liability policy, Tenant’s insurance shall be written on an “occurrence” basis and not a “claims made” basis. Tenant’s insurance shall be endorsed to provide that it is primary to and not contributory to any policies carried by Landlord and with such endorsements and additional coverages as are considered good business practice in Tenant’s business. Such insurance shall be obtained from carriers duly licensed and authorized to do business in the State of Nevada and having a rating not less than A-VIII as rated in the most current available insurance reports published by A.M. Best & Company, Inc., or the then-equivalent thereof. Landlord and, at Landlord’s written request, any Fee Mortgagee, any property manager or any other party with an interest in the Premises shall be named as an additional insured on all policies carried by Tenant relating to the Premises, the Tenant Easement Areas and the Third Party Easement Area and the operations conducted thereon other than Workers’ Compensation, Employer Liability and Property Insurance. In addition, Tenant shall name Landlord, the Nevada Trust and the Nevada Trustee as additional insureds under all insurance policies that Tenant obtains from each contractor hired to perform work at the Premises, Tenant Easement Areas, the Third Party Easement Area and/or the Remaining Tract and as additional insureds under any liability insurance that it may have related to the Premises, Tenant Easement Areas and/or the Third Party Easement Area. Landlord and, at Landlord’s written request, any Fee Mortgagee shall be named as a loss payee on all policies of Property Insurance with such endorsements as such Fee Mortgagee may reasonably request. Tenant shall provide notice to Landlord within no more than three (3) business days of receipt of a notice of cancellation or modification and, at Landlord’ request, any Fee Mortgagee, notwithstanding, such notice to Landlord must be provided before the day on which any cancellation or modification will occur. Tenant must provide proof of adequate insurance for all coverages in effect on the Effective Date, and shall use its reasonable best efforts to provide such proof at least 20 days prior to renewal. Tenant assumes all risk of damage to Tenant’s Property, Tenant-Made Alterations, the Premises, and the Facilities and Tenant’s rights in and to the Tenant Easement Areas, including any loss or damage caused by water leakage, fire, windstorm, explosion, theft, act of any third party or other cause, Tenant shall comply with the provisions of all such policies. Tenant will not do anything or fail to do anything which negatively impacts the coverage under any of the policies carried by Tenant or Landlord.

Tenant shall at all times during the Term of this Lease, carry and maintain an environmental liability policy, with claims-made coverage and terms of coverage reasonably acceptable to Landlord, including but not limited to coverage for bodily injury, sickness and disease sustained by any person, including death; property damage including Natural Resource Damages; Clean-up Costs; and Defense Costs resulting from pollution conditions which commenced on or after the effective date of the Lease (“PLL”). Tenant shall maintain limits no less than $15,000,000 per loss and $15,000,000 annual aggregate. If Tenant is unable or unwilling to maintain the PLL at this level, Tenant agrees to reimburse Landlord up to $90,000 per year for premium costs incurred by Landlord to obtain the PLL coverage.

27. WAIVER OF CLAIMS AND SUBROGATION RIGHTS. Tenant shall secure an appropriate clause in, or an endorsement upon, each fire or extended coverage or all risk policy obtained by it and covering the Premises, the Facilities and/or any portion of the Property, pursuant to which the respective insurance companies waive subrogation or permit the insured, prior to any loss, to agree with Landlord to waive any claim it might have against Landlord. To the extent permitted by law, and without affecting the coverage provided by insurance required to be maintained hereunder, Tenant hereby releases Landlord and the Nevada Trust Indemnity Parties with respect to any claim (including a claim for negligence) that it might otherwise have against Landlord or the Nevada Trust Indemnity Parties for loss, damages or destruction with respect to its property by fire or other casualty (including rental value or business interruption, as the case may be) or otherwise occurring during the Term to the extent of the limits of coverage under such insurance policies.

28. CONDEMNATION.

(a) If all or substantially all of the Premises is taken by any governmental entity by right of eminent domain or pursuant to a conveyance or other acquisition in lieu of such eminent domain, this Lease shall terminate as of the effective date of such taking or acquisition (“Taking Date”). Upon the termination of this Lease under the conditions provided for in this Section 28(a) and Tenant’s full compliance with its obligations, under Section 35 of this Lease, Tenant’s liability for Rent and all other obligations hereunder (except to the extent such obligations expressly survive) shall cease as of the date of such termination. If less than all or substantially all of the Premises is so taken or acquired, and Tenant’s ability to operate, access or use the Premises is impaired (in Tenant’s commercially reasonable opinion), Tenant, by written notice to Landlord given at least 60 days prior to the Taking Date specifying the extent of such termination, may elect to terminate this Lease as of the Taking Date with respect to the portion affected by such taking or acquisition subject to Tenant’s full compliance with its obligations under Section 35 of this Lease as to the portion of the Premises with respect to which this Lease was so terminated. If such taking or acquisition is during the Initial Term, there shall be no adjustment of Rent (or refund of the one time payment thereof), but the condemnation award not used to restore the Premises will be equitably apportioned between Landlord and Tenant to reflect the value of the leasehold for the balance of the Initial Term based on any reduction in value of such leasehold as a result of such taking or acquisition. If such taking or acquisition is during one of the Option Terms, all Rent shall be proportionally abated according to the extent that the Premises has been rendered inoperable, inaccessible or unusable by Tenant as a result of such taking or acquisition, and the entire condemnation award will be paid to Landlord (except to the extent such award is for restoration of the Premises). Tenant shall have the right to recover any separate award for Tenant’s Property, moving expenses and any other award available separately to a tenant provided such awards do not diminish or reduce the amount of the Landlord’s award(s). For the avoidance of doubt, Landlord’s remedial work does not constitute a taking.

(b) Each party shall notify the other party in writing within ten (10) days of receipt of any notice of a proposed total or partial condemnation and shall then provide the other party with full information and access to all documents and correspondence regarding the condemnation. Subject to the terms of the next sentence, Landlord and Tenant shall each be responsible to file and pursue its own claim in any condemnation proceeding. Subject to Landlord’s obligations under Section 28(a) with respect to allocating any award for restoration to Tenant to the extent of a termination of the Lease during the Initial Term, Landlord shall be entitled to any and all income, rent, award, or any interest whatsoever in or upon any such sum, which may be paid or made in connection with any such public or quasi-public use or purpose, and Tenant hereby assigns to Landlord any interest it may have in or claim to all or any part of such sums, other than any separate award which may be made with respect to Tenant’s Property, moving expenses and other related damages.

29. REQUIREMENTS UNDER SETTLEMENT AGREEMENT TO MAINTAIN FILES. Tenant shall comply with the provisions of Article XIX of the Settlement Agreement as it relates to Real Property Information and Environmental Information for the entire Property, including, but without limitation, Tenant shall maintain hard copy files of the Real Property Information and Environmental Information on the Premises in its present state or condition. Tenant shall take all reasonable actions to provide that such Environmental Information and Real Property Information are maintained in a manner to avoid any harm, deterioration or other adverse consequence. Landlord, the Nevada Trust Parties and the Anadarko Litigation Trustee shall have access to review and copy such documentation at all reasonable times upon reasonable notice; provided that (A) such notice will be deemed reasonable if such notice is given at least three (3) Business Days prior to the request for access; (B) any such access shall be in such a manner as to not unreasonably interfere with the Henderson Business; (C) such access shall be conducted only at a time mutually convenient to the parties but no more than three (3) Business Days after such notice, unless a longer period of time is consented to by Landlord, the Nevada Trust Parties or the Anadarko Litigation Trustee, as applicable; and (D) Landlord or such other party requesting entry shall be escorted by Tenant or its Agents at all times during such entry, unless such requirement is waived by Tenant. The cost of copying will be borne by those parties requesting access to copy such documentation, subject to the Schedule of Costs attached to the Settlement Agreement as Attachment H. Such parties given access shall have reasonable use of a conference room or office at the Premises for reviewing such documentation. Said Real Property Information and Environmental Information shall be deemed to be in the possession, custody and control of Landlord and Landlord shall have the right to remove any or all of said Real Property Information and Environmental Information.

30. LANDLORD REMEDIES.

(a) If (i) Tenant fails to make any payment when due of Rent or any other sum due under this Lease and such failure continues for five (5) Business Days after Tenant’s receipt of written notice from Landlord specifying such default (a “Monetary Default”), or (ii) Tenant fails to perform or observe any other term, covenant, or condition of this Lease and such failure continues for thirty (30) days after Tenant’s receipt of written notice from Landlord specifying such default (unless the cure is of such nature that it cannot be completed with reasonable diligence within such 30-day period, in which case Tenant shall have such additional time as may be necessary to complete the cure, provided that Tenant commences to complete the cure within 10 Business Days after notice thereof and thereafter diligently prosecutes the cure to completion, but the total aggregate cure period shall not exceed ninety (90) days), provided that the cure period for certain violations of Laws and Requirements shall be as set forth in Section 12, (each, a “Non-Monetary Default”), or (iii) at any time after the Effective Date of this Lease, an order for relief is entered in any bankruptcy, insolvency or similar proceeding commenced by or against Tenant or Guarantor or any other guarantor or surety of any of Tenant’s obligations under this Lease (a “Surety”) or if Tenant, Guarantor or any Surety becomes insolvent or is unable or admits in writing its inability to pay its debts as they become due, or makes an assignment for the benefit of creditors or petitions for or enters into an arrangement with its creditors or a custodian is appointed or takes possession of Tenant’s, Guarantor’s or any such Surety’s property, whether or not a judicial proceeding is instituted in connection with such arrangement or in connection with the appointment of such custodian or if Tenant, Guarantor or any Surety makes a transfer in fraud of creditors (a “Bankruptcy Related Default”), or (iv) the assignment, subletting or other conveyance by Tenant of Tenant’s interest in the Premises, the Tenant Easement Areas and/or the Third Party Easement Area in violation of the terms and provisions of this Lease or (v) the failure of Tenant to obtain and maintain the insurance required to be obtained and maintained by Tenant under the terms and provisions of this Lease (and, together with a Monetary Default and a Non-Monetary Default, a “Tenant Default”), then Landlord, in addition to its other rights and remedies available at law and equity for a breach of this Lease, including, without limitation, its right to take possession of the Premises, the Tenant Easement Areas and the Third Party Easement Area without terminating the Lease, may treat the occurrence of any of the foregoing as a breach of this Lease and may serve a written notice of cancellation of this Lease upon Tenant, and upon the date set forth in such notice, this Lease and the Term hereunder shall end and expire as fully and completely as if the date set forth in such notice were the day herein definitely fixed for the Expiration Date of this Lease and the Term hereof and Tenant shall then quit and surrender the Premises, the Tenant Easement Areas and the Third Party Easement Area to Landlord as required under the terms of this Lease, but Tenant shall remain liable as hereinafter provided and with respect to those matters that are expressly stated to survive the termination or expiration of this Lease.

(b) Landlord may enforce the provisions of this Lease and may enforce and protect the rights of Landlord hereunder by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein, or for the enforcement of any other appropriate legal or equitable remedy, including recovery of all moneys due or to become due from Tenant under any of the provisions of this Lease.

(c) If Tenant shall have defaulted beyond the expiration of any applicable notice and cure period set forth in said Section 30(a), then Landlord shall have the immediate right to reenter the Premises, either by summary proceedings, by force or otherwise, and to dispossess Tenant and all other occupants therefrom and remove and dispose of all property therein or, at Landlord’s election, to store such property in a public warehouse or elsewhere at the cost of, and for the account of, Tenant, all without service of any notice of intention to reenter and with or without resort to legal process (which Tenant hereby expressly waives) and without Landlord being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. Any such reentry shall not be deemed a termination of this Lease unless Landlord sends written notice to Tenant expressly terminating the Lease.

(d) In the event Tenant shall fail to perform any of its obligations under this Lease, then Landlord, upon ten (10) days prior written notice to Tenant except in the event of emergency or as otherwise expressly provided in this Lease, shall have the right, but not the obligation, to cure any such default and all costs and expenses incurred by Landlord in curing such default shall immediately become due and payable by Tenant to Landlord together with Default Interest (as hereinafter defined) thereon from the date the said expenses were so incurred.

(e) Except to the extent directly caused by Landlord’s or any Nevada Trust Indemnity Party’s fraud or willful misconduct, in case any action, dispute or proceeding is brought against or involves or names Landlord or the Nevada Trust Indemnity Parties as a result of any act or omission by Tenant, its Agents or any Henderson Covered Person or in connection with the Premises, the Tenant Easement Areas, the Third Party Easement Area or this Lease, Tenant, upon request from Landlord and at Tenant’s sole expense, shall defend Landlord and the Nevada Trust Indemnity Parties against or in connection with such action, dispute or proceeding with counsel acceptable to Landlord and Tenant shall indemnify Landlord and the Nevada Trust Indemnity Parties from and against any claim, demand, damage, cause, loss, liability, fine, fee, assessment, judgment, penalty, cost, or other charges or expense, including attorneys’, consultants’ or engineers’ fees and costs, arising out of or related thereto. Tenant’s indemnification obligations under this Section 30(e) shall survive the termination or expiration of this Lease.

(f) In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise:

(1) The Rent shall become and be paid up to the time of such re-entry, dispossess and/or expiration, and if Landlord so elects, Tenant shall continue to pay to Landlord the entire amount of Rent as and when it becomes due, including any amounts treated as Additional Rent, under this Lease, for the remainder of the Term (excluding any unexercised Option Terms) plus any other sums provided in this Lease to be paid by Tenant for the remainder of the Term (excluding any unexercised Option Terms), plus all documented attorney’s fees and court costs; and

(2) Landlord may relet the Premises, in part or as part of a larger parcel for any term or terms (which may be for a term or terms extending beyond the Term), for the account of Landlord, and upon such other terms and conditions as Landlord deems advisable, including changing the character or use of the Premises, in which event the rents received on the reletting shall be applied first to the expense of the reletting and collection, including necessary repairs, alterations, and additions, to the Premises, attorney’s fees, any real estate commissions paid, and thereafter toward payment of all sums due or to become due from Tenant hereunder, and if a sufficient sum is not thus realized to pay such sums and other charges, Tenant shall pay Landlord monthly any deficiency for each month of the period which would otherwise have constituted the balance of the Term (excluding any unexercised Option Terms) of this Lease, and Landlord may bring an action therefor as such monthly deficiency shall arise. Any proceeds of reletting by Landlord in excess of the amount then owed by Tenant to Landlord from time to time shall be credited against Tenant’s future obligations under this Lease but shall not otherwise be refunded to Tenant or inure to Tenant’s benefit.

(3) Landlord may recover from Tenant, and Tenant shall pay Landlord, on request, in lieu of any further deficiency pursuant to paragraph (c)(2) of this Section (as liquidated damages) the amount by which (i) the unpaid Rent for the period which otherwise would have constituted the unexpired portion of the Term (i.e., through the then Expiration Date) (excluding any unexercised Option Terms) (conclusively presuming the Additional Rent for each year thereof to be the same as was payable for the year immediately preceding the termination, re-entry or obtaining of possession) exceeds (ii) the then fair and reasonable rental value of the Premises, including the Additional Rent for the same period, both discounted to present value at a discount rate of 3% per annum.

(4) Tenant shall pay to Landlord a service and handling charge equal to five percent (5%) of any Rent not paid within seven (7) days after the date due in order to reimburse Landlord for Landlord’s costs, damages and other expenses for such late payment. The imposition of such late charge shall be in addition to, and shall not limit, any other remedy available to Landlord under this Lease.

(5) All amounts (including, without limitation, Base Rent (but only after the Initial Term)), Additional Rent, including all adjustments, and any damages, costs, expenses, penalties, fines, indemnity claims and related or similar amounts due under this Lease, owed by Tenant to Landlord pursuant to any provision of this Lease shall bear interest from the date due until paid at the annual rate of five percent (5%) in excess of the rate of interest announced from time to time by the Wall Street Journal, or its successor, as its prime, reference or corporate base rate, changing as and when said prime rate changes, unless a lesser rate shall then be the maximum rate permissible by law with respect thereto in which event said lesser rate shall be charged (the “Default Rate”). If such publication no longer exists or no longer publishes said information, then another publication or financial institution shall be reasonably selected by Landlord for such purpose. Any such interest shall be in addition to any late charges incurred by Tenant under subsection (4) above.

(g) Landlord shall have a valid and subsisting lien for the payment of all rentals, charges and other sums to be paid by Tenant and reserved hereunder (including all costs and expenses incurred by Landlord in recovering possession of the Premises, the Tenant Easement Areas and/or the Third Party Easement Area and the reletting thereof, as applicable, as provided under this Section 30 which shall be deemed to be Additional Rent) upon Tenant’s Property and such property shall not be removed therefrom without the consent of Landlord until the arrearages in Base Rent and all items of Additional Rent then due to Landlord hereunder shall have first been paid and discharged. Upon the occurrence of a Tenant Default, Landlord may, in addition to any other remedies provided herein or by law, enter upon the Premises and take possession of any and all of Tenant’s Property situated in the Premises or on the Property without liability for trespass or conversion, and sell the same with or without notice at public or private sale, with or without having such property at the sale, at which Landlord or its assigns may purchase, and apply the proceeds thereof less any and all expenses connected with the taking of possession and the sale of the property, as a credit against any sums due or to become due from Tenant to Landlord. Any surplus shall be paid to Tenant, and Tenant shall pay any deficiency forthwith, after demand. Landlord, at its option may foreclose said lien in the manner provided by law. The lien herein granted to Landlord shall be in addition to any Landlord’s lien that may now or at any time hereafter be provided by law. Notwithstanding the above, to the extent that Tenant’s Property is subject to financing as described in Section 22, and to the extent the Leasehold Mortgagee is in compliance with the terms of this Lease and has cured Tenant’s defaults hereunder as described in Section 22, Landlord will agree to subordinate its lien in Tenant’s Property to the lien of said Leasehold Mortgagee subject to the terms of a Landlord Consent and Waiver Agreement in form and substance reasonably acceptable to Landlord.

(h) Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws, if Tenant shall be evicted or dispossessed from the Premises for any cause, or Landlord reenters the Premises following the occurrence of any Tenant Default hereunder, or this Lease is terminated before the expiration date thereof originally fixed herein.

(i) Forbearance by Landlord in enforcing one or more of the remedies provided in this Lease upon a Tenant Default shall not be deemed or construed to constitute a waiver of such Tenant Default or of Landlord’s right to enforce any such remedies with respect to such Tenant Default or any subsequent Tenant Default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided in this Lease or any other remedies provided by any Laws and Requirements (all such remedies being cumulative), nor shall pursuit of any remedy provided in this Lease constitute a forfeiture or waiver of any Rent due to Landlord under this Lease or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease.

(j) To the extent required by applicable law, Landlord shall (i) use commercially reasonable efforts to relet the Premises or portions thereof in the event Landlord terminates Tenant’s possession of the Premises or the Lease and (ii) otherwise take affirmative steps to mitigate its damages hereunder.

31. TENANT’S REMEDIES. If Landlord fails to keep or perform any of its material obligations hereunder, if any, or fails to observe or perform any other term, covenant, or condition of this Lease to be observed or performed by Landlord, if any, and such failure continues for thirty (30) days after Landlord’s receipt of written notice from Tenant specifying such default (unless the cure is of such nature that it cannot be completed with reasonable diligence within such thirty (30) period, in which event Landlord shall have such additional time as may be necessary to complete the cure provided that Landlord commences to complete the cure within such thirty (30) day period and thereafter diligently prosecutes the cure to its completion), then such failure shall be a “Landlord Default” hereunder. Tenant shall take affirmative steps to mitigate its damages hereunder to the extent such mitigation is required by applicable law.

32. LIMITATION ON LANDLORD LIABILITY.

(a) Nothing in this Section 32 shall preclude Tenant from enforcing any of its rights or remedies under this Lease against Landlord. Tenant acknowledges and agrees that none of the Nevada Trust Parties shall be personally liable unless a court, by a final order that is not reversed on appeal, finds that it committed fraud or willful misconduct after the Effective Date in relation to the Nevada Trustee’s duties. There shall be an irrebuttable presumption that any action taken or not taken with the approval of a court or the Lead Agency or the Non-Lead Agency does not constitute an act of fraud or willful misconduct. Except with respect to enforcement of this Lease against Landlord, the Nevada Trust Parties are exculpated by all persons, including without limitation, Tenant, of and from any and all claims, causes of action and other assertions that are alleged as the basis for liability arising out of the ownership of Nevada Trust Assets and the discharge of the powers and duties conferred upon the Nevada Trust and/or Trustee by the Settlement Agreement or any order of court entered pursuant to or in furtherance of the Settlement Agreement, or applicable law or otherwise. Landlord shall be liable for any final judgment (not reversed on appeal, if appealed) awarded in favor of Tenant against the Landlord under this Lease, which judgment shall be satisfied solely to the extent of Landlord’s interest in the Property. Neither the State of Nevada, the United States, any of Debtors nor the Guarantor shall be deemed to be an owner, operator, trustee, partner, agent, shareholder, officer, or director of the Nevada Trust or the Nevada Trust Parties, or to be an owner or operator of the Property on account of the Settlement Agreement or actions contemplated thereby. Nothing in this paragraph purports to preclude or otherwise affect the status of Tenant as an operator or lessee of the Premises, the Tenant Easement Areas and/or the Third Party Easement Area on account of this Lease or any activities or operations conducted by Tenant at the Premises, the Tenant Easement Areas and/or the Third Party Easement Area on or after the Effective Date provided that Tenant shall not have any obligations with respect to Henderson Legacy Conditions except as provided in Section 18(a) of this Lease.

(b) In consideration of the applicability of the covenant not to sue (and reservation of rights) to Tenant in accordance with Paragraphs 136 and 145 of the Settlement Agreement, Tenant covenants not to sue and agrees not to assert claims or causes of action against the United States, the State of Nevada, or the Local Governments (as defined in the Settlement Agreement), with respect to the Property, including but not limited to any direct or indirect claim for reimbursement from the Superfund (established pursuant to the Internal Revenue Code, 26 U.S.C. § 9507) through CERCLA Sections 106(b)(2), 107, 111, 112, 113, 42 U.S.C. §§ 9606(b), 9607, 9611, 9612, 9613, RCRA, or any other provision of law; any claims and causes of action against the United States, the State of Nevada, or the Local Governments, including any of their departments, agencies or instrumentalities pursuant to Section 107 or 113 of CERCLA, 42 U.S.C. §§ 9607, 9613, or other applicable state Environmental Laws; and any claims and causes of action arising out of the response activities at the Property. Notwithstanding the above, Tenant’s covenant and agreement shall not apply in the event that the United States, State of Nevada, or Local Government brings a cause of action against Tenant but only to the extent that Tenant’s claims and causes of action arise from the same response action, response costs, damages, or other relief that the United States, State of Nevada, or Local Government brings against Tenant.

(c) In consideration of the applicability of the covenant not to sue (and reservation of rights) to Tenant in accordance with Paragraph 148 of the Settlement Agreement, Tenant covenants not to sue, and agrees not to assert claims or causes of action against the Nevada Trust Parties with respect to the Property, provided however, that nothing in this paragraph shall preclude Tenant from enforcing any of its rights or remedies under this Lease against the Landlord. Landlord and Tenant shall abide by all terms and conditions of this Lease and shall perform all of their respective obligations under this Lease.

33. SUBLETTING AND ASSIGNMENT; TRANSFER.

(a) So long as no Tenant Default has occurred and is continuing under this Lease, Tenant may assign this Lease in its entirety, or sublet (including any occupancy, license, easement or similar agreements) all or a portion of the Premises, in each case with Landlord’s consent, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, Tenant may freely assign this Lease in its entirety or sublet all or a portion of the Premises to an Affiliate without Landlord’s consent, provided (i) Tenant remains fully liable under this Lease, (ii) Guarantor remains fully liable under the Guaranty, (iii) Tenant provides Landlord with prior notice of such assignment or sublease, (iv) Tenant provides Landlord with a copy of the assignment or sublease, which in the case of an assignment shall contain an assumption by the Affiliate of Tenant of all of the obligations under this Lease and (v) such Affiliate of Tenant provides Landlord with certificates of insurance evidencing compliance with the insurance requirements under this Lease. Except as expressly provided herein with respect to sublets and assignments, leasehold mortgages or with respect to certain existing conditions described in the first sentence of the last paragraph of Exhibit D, Tenant shall not grant any license, occupancy, access, or similar rights to any other party in or to all or any part of the Premises and shall not allow any third party to exercise any such rights, without, in each case, first obtaining Landlord’s written consent thereto, which consent shall not be unreasonably withheld, conditioned or delayed.

(b) Among other factors, Landlord may consider the following factors in providing or withholding its consent to an assignment or subletting:

(1) The creditworthiness of assignee/subtenant;

(2) The experience of assignee/subtenant in operating a business similar to the Henderson Business;

(3) Assignee/subtenant’s record, if any, of environmental violations; and

(4) The ability of assignee/subtenant to comply with Tenant’s obligations under this Lease.

(c) In the event Landlord does not consent to an assignment or subletting, Landlord shall promptly provide Tenant with written notice thereof, which shall set forth the basis for withholding its consent.

(d) Any sublease shall be subject and subordinate to this Lease in all respects (including, without limitation, obligations to comply with Due Care Obligations), shall expire no later than the day that is one day prior to the expiration of this Lease and will not release Tenant from liability under this Lease or Guarantor from liability under the Guaranty or any other Surety. Tenant shall be obligated to perform all of the obligations of the sublessor under any sublease and shall require and cause any sublessee to perform said sublessee’s obligations under its sublease. Except to the extent directly caused by Landlord’s or any Nevada Trust Indemnity Party’s fraud or willful misconduct, Tenant shall indemnify and save Landlord and the Nevada Trust Indemnity Parties harmless from and against any and all claims, demands damages, causes, losses, liabilities, judgments, costs, assessments, fees, fines, penalties or any other charges or expenses, including attorneys’, consultants’, and engineers’ fees, arising out of or related to any such subleases. Any assignee must assume all obligations under this Lease. Tenant’s indemnification obligations under this Section 33(d) shall survive the termination or expiration of this Lease.

(e) A consent to any assignment or sublease shall not be deemed to be a consent to any subsequent assignment or sublease. Landlord’s acceptance of rent from any person shall not deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment or sublease. Any assignment or sublease not in conformity with this Section 33 shall be void at the option of Landlord. Any notice from Tenant to Landlord of an assignment or subletting to an Affiliate of Tenant or of a request for a consent to an assignment of sublet to a non-Affiliate of Tenant shall include, at a minimum, the following information: (a) the name and address of the assignee or subtenant, (b) the description of the space to be sublet, (c) a copy of the proposed assignment or sublease agreement and, upon execution, a final copy thereof shall be delivered to Landlord, (d) the nature and character of the business of the proposed assignee/subtenant, and (e) current financial statements of the proposed assignee/subtenant certified by an executive officer or similar principal of the proposed assignee/subtenant and such other information as Landlord may reasonably require including, without limitation, information on the assignee/subtenant’s record, if any, of environmental violations.

(f) Upon any assignment to a person that is not an Affiliate of Tenant, Tenant (and any affiliated guarantors or co-obligors) shall be released from all liability under this Lease other than liabilities of Tenant, as tenant under this Lease (or liabilities, if any, of Guarantor, as guarantor under the Guaranty), arising prior to the effective date of an assignment; provided however, that in the event that (i) Landlord reasonably withholds consent to an assignment to a person that is not an Affiliate of Tenant as provided herein and (ii) Landlord and Tenant expressly agree that as a condition to Landlord consenting to such assignment, that Tenant (or any affiliated guarantors or co-obligors) shall not be released from all liability under this Lease, then Tenant (and its affiliated guarantors or co-obligors) shall not be released from such liability under this Lease unless the parties agree otherwise; provided, however, that nothing herein shall be construed to suggest that any consent conditioned upon the continuing liability of Tenant or Guarantor would be reasonable or unreasonable in any particular circumstance. Except as expressly set forth in this subsection (f), no assignment or subletting shall relieve Tenant from any obligations under this Lease. Immediately following any approved assignment or sublease, Tenant shall deliver to Landlord an assignment and assumption agreement or sublease reasonably acceptable to Landlord, executed by Tenant and the assignee or sublessee, together with certificates of insurance evidencing the assignee’s or sublessee’s compliance with the insurance requirements under this Lease.

(g) Assignment shall trigger an adjustment of Base Rent to FMV as of the effective date of such assignment as more particularly set forth in Section 7, but only if such assignment occurs during an Option Term and to a party other than an Affiliate of Tenant.

(h) A Change of Control of Tenant (including any Affiliates or third parties to which this Lease was assigned or sublet) shall constitute an assignment or a new sublease, as applicable, and shall require the consent of the Landlord as provided above and shall be subject to Sections 33(a) through 33(g) above. For purposes of this Lease, a “Change of Control of Tenant” shall be (i) a sale or other transfer of all or substantially all of the assets of Tenant in one or a series of transactions, together with (ii) a sale or other transfer in one or a series of transactions (including the issuance by Tenant of equity interests in Tenant) such that, following such sale or other transfer, a person or group of affiliated persons (other than the Guarantor and its Affiliates) own equity interests in Tenant representing more than 50% of the voting power of Tenant entitled to vote, under ordinary circumstances, in the election of the board of directors, board of managers or other governing body of Tenant. For the avoidance of doubt, a direct or indirect transfer or acquisition of ownership of equity interests in the Guarantor or any of its Affiliates (other than Tenant or an Affiliate to which this Lease was assigned or sublet), or any of their respective successors, shall not result in a Change of Control of Tenant.

(i) Tenant agrees to reimburse Landlord for reasonable administrative and attorneys’ fees in connection with the processing and documentation of any assignment or subletting for which Landlord’s consent is requested. If a Monetary Default occurs and is continuing, Landlord may collect rents directly from any and all sublessees during the continuance of such Monetary Default.

(j) As of the Effective Date, Tenant represents that there are no subleases in effect other than the Existing Leases.

34. SUBORDINATION/NON-DISTURBANCE CLAUSE. Tenant accepts this Lease subject and subordinate to any Fee Mortgage now or in the future affecting the Premises, provided that Tenant’s right of possession of the Premises shall not be disturbed by any such Fee Mortgagee so long as a Tenant Default has not occurred and has not continued beyond any applicable grace or cure period. This clause shall be self-operative, but within ten (10) Business Days after request, Tenant shall execute and deliver any further information confirming the subordination of this Lease and any further instruments of attornment that any Fee Mortgagee may reasonably request (collectively, a “SNDA”). However, any Fee Mortgagee may at any time subordinate its Fee Mortgage to this Lease without Tenant’s consent by giving notice to Tenant and this Lease shall then be deemed prior to such Fee Mortgage without regard to their respective dates of execution and delivery provided that such subordination shall not effect any Fee Mortgagee’s rights with respect to condemnation, awards, casualty insurance proceeds, intervening liens or any right which shall arise between the recording of the Fee Mortgage and the execution of this Lease. No Fee Mortgagee shall be liable for any act or omission of a prior Landlord or subject to any rental offsets or defenses against a prior Landlord.

35. SURRENDER AND HOLDING OVER.

(a) Upon the Expiration Date or any prior surrender of the Premises by Tenant and in addition to fully complying with Tenant’s obligations set forth in the remainder of this Section 35, the Premises and any Tenant Easements, Tenant Easement Areas and the Third Party Easement shall be returned to Landlord in the same condition as on the Effective Date, ordinary wear and tear, casualty and condemnation excepted (subject, however, to Tenant’s obligations to restore, rebuild or repair to the extent set forth in Sections 25 and 28 and as set forth below) and further subject to (i) Tenant’s right to make Tenant-Made Alterations as provided herein and (ii) alterations or modifications resulting from any Environmental Actions conducted pursuant to the Settlement Agreement or otherwise made by or at the direction of Landlord or, with respect to the Tenant Easement Areas and the Third Party Easement, made by third parties with respect to whom Tenant and its Agents do not have control. If the Lease is terminated, in whole or in part, as a result of casualty or condemnation, then and in addition to Tenant’s obligations set forth in the remainder of this Section 35, Tenant shall promptly restore any damaged improvements with respect to which the Lease is terminated, to a safe and non-hazardous condition, and with respect thereto shall cure all violations, comply with all Laws and Requirements and taken all other steps necessary to meet Tenant’s Due Care Obligations.

(b) Except as described in the following sentence, Tenant will not be required to perform any specific restorative work on the Premises except insofar as is necessary to comply with Section 35(a); provided, however, the Premises shall be free of all liens (except liens in effect on the Effective Date and reflected in Title Commitment and/or Survey or to the extent such liens are caused by Landlord, its employees, representatives, successors or assigns, it being understood that a lien related to a cure by Landlord of a default by Tenant shall not, under any circumstances, be deemed to be a “lien caused by Landlord”), leases and tenancies and the Remaining Tract shall also be free of any liens arising out of the activities or operations of Tenant or its Agents. Prior to surrender, Tenant (a) shall remove Tenant’s Property from the Premises and the Property; (b) shall perform and fund, at its sole cost, Environmental Actions as required by Environmental Laws and Environmental Requirements or any agreement with respect to (i) any New Substances Conditions; (ii) any failure to comply with all applicable

Environmental Laws; (iii) any failure to comply with respect to the Due Care Obligations subject to the Exacerbation Obligations (iv) any Exacerbation Obligations; in each instance by any Henderson Covered Person; and (c) except with respect to Henderson Legacy Conditions, other than Exacerbation Obligations, shall comply with all requirements prescribed by Environmental Laws applicable to the shut-down or closure of chemical manufacturing processes or facilities, including waste treatment, storage or disposal units. Tenant shall remove Tenant’s Property upon surrender in accordance with the provisions of Section 13.

(c) If Tenant does not remove Tenant’s Property upon such surrender, the same shall become the property of Landlord at no cost to Landlord and may be removed by Landlord at the Tenant’s expense. Tenant shall have no right to occupy the Premises, the Tenant Easement Areas and/or the Third Party Easement Area or any portion thereof after the Expiration Date or a termination of Tenant’s rights to the possession of the Premises. In the event Tenant or any party claiming by, through or under Tenant retains possession of the Premises, the Tenant Easement Areas, the Third Party Easement Area or any portion thereof after such date, Landlord may exercise any and all remedies available to it at law or in equity to recover possession of the Premises, the Tenant Easement Areas and the Third Party Easement Area and Tenant shall be liable for any costs, expenses, losses, damages or liability Landlord suffers as a result of such holdover including under any lease with a successor tenant or under any contract with a contract vendee. Except to the extent directly caused by Landlord’s or any Nevada Trust Indemnity Party’s fraud or willful misconduct, Tenant shall indemnify and save Landlord and the Nevada Trust Indemnity Parties harmless from and against any and all claims, demands damages, causes, losses, liabilities, judgments, costs, assessments, fees, fines, penalties or any other charges or expenses, including reasonable attorneys’, consultants’, and engineers’ fees, arising out of or related to or in connection with any such holdover by Tenant or any failure by Tenant to comply with this Section 35, including, without limitation, (i) any claims made by any third party with whom Landlord has entered into an agreement with respect to the use or occupancy of the Premises founded on such delay or (ii) any lost profits, losses, costs, expenses or liability payable to such third party with whom Landlord has entered into an agreement with respect to the use or occupancy of the Premises or otherwise incurred by Landlord as a result thereof. In addition to Landlord’s other rights and remedies hereunder, for each day Tenant or any party claiming by, through or under Tenant retains possession of the Premises, the Tenant Easement Areas, the Third Party Easement Area or any part thereof, after such date, Tenant shall pay Landlord an amount which is the sum of (i) the greater of (a) the FMV for the Premises, together with the Tenant Easement Areas and the Third Party Easement Area as reasonably determined by Landlord at the time of such holdover, provided that if Tenant so requests, then, at Tenant’s sole cost and expense, the parties shall determine FMV in the manner provided in Section 7 or (b) two hundred percent (200%) of the Base Rent due and payable for calendar year in which such date occurs, prorated on a per diem basis provided that if such date occurs during the Initial Term, then only (a) shall apply, and (ii) all Additional Rent applicable for the period of any such holdover. Acceptance by Landlord of rent after such date shall not of itself constitute a renewal or a consent to said holdover. Nothing contained in this Section shall be construed or operate as a waiver of Landlord’s right of reentry or any other right or remedy of Landlord.

(d) Upon such surrender, Tenant shall turn over any and all keys, security codes and other means of access and access devices all operating and maintenance records, operating manuals and any other items relating to the Premises, the Tenant Easement Areas and/or the Third Party Easement Area and reasonably requested by Landlord and affirmatively assign to Landlord any assignable warranties or guarantees relating to work at the Premises, the Tenant Easement Areas and/or the Third Party Easement Area.

(e) This Section 35 shall apply to any termination of this Lease as to any portion of the Premises, Tenant Easement Areas and/or Third Party Easement Area, but in the event of any such partial termination shall only apply with respect to any such portion as to which this Lease is terminated.

(f) At least 10 business days prior to the expiration or earlier termination of this Lease, Tenant shall provide Landlord with copies of all agreements to which Tenant is a party that relate to the Premises and/or the Tenant Easement Areas and that cannot practically be separated from the Premises and/or the Tenant Easement Areas, including without limitation agreements with BMI or any successor thereto or affiliate thereof and any other party providing utilities, infrastructure, security, fire safety, 911, telecommunications or similar services to the Premises or any party using, and/or providing services in connection with, the Spur Tracks or granting access rights or parking or other rights or services for the benefit of occupants of the Premises or users of the Tenant Easement Areas (collectively, the “Premises Related Agreements” and for the avoidance of doubt, the term “Premises Related Agreements” does not include agreements granting Tenant water delivery entitlements or other rights or entitlements that will or can be used by Tenant independent of the Premises and/or the Tenant Easement Areas). Effective as of the expiration or earlier termination of this Lease, Tenant shall assign to Landlord, to the extent assignable and at no cost to Tenant, those Premises Related Agreements designated in writing by Landlord to be so assigned, provided that Landlord shall cooperate in connection with any such assignments, and Tenant, at its sole cost, shall have terminated all of those Premises Related Agreements that the Landlord has not elected to have assigned to Landlord.

(g) Notwithstanding anything to the contrary in this Lease, any recovery of the Premises by Landlord shall be done in accordance with applicable Law.

(h) Tenant’s obligations under this Section 35 shall survive the termination or expiration of this Lease.

36. INDEMNIFICATION/REIMBURSEMENTS/NEVADA TRUST INDEMNITY PARTIES. Notwithstanding anything to the contrary contained in this Lease or in any of the Exhibits to this Lease, whenever Landlord is indemnified, held harmless or released, or the beneficiary of any waiver, covenant not to sue or other similar provision, then such indemnity, release, waiver, covenant and other provision shall be deemed to run to the benefit of Landlord and all of the Nevada Trust Indemnity Parties and any such indemnifications, releases, waivers, covenants and provisions shall be implemented and enforced without the Landlord or any of the Nevada Trust Indemnity Parties having to first pay any amounts under or in connection with said indemnities, releases, waivers, covenants and/or provisions, all such amounts to be paid by Tenant without Landlord or any of the Nevada Trust Indemnity Parties paying any such amounts.

37. BROKER’S FEE. Landlord and Tenant each covenants, warrants and represents that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease.

38. SUCCESSORS AND ASSIGNS. Subject to the terms and provisions of Section 33, the covenants, conditions and agreements made and entered into by the parties hereto are declared binding on their respective heirs, executors, administrators, successors and permitted assigns.

39. NOTICES.

(a) Whenever under this Lease a provision is made for notice of any kind, it shall be deemed sufficient notice and service if:

(1) the notice to Tenant is in writing and personally delivered, mailed by certified mail, return receipt requested, postage prepaid or sent prepaid by overnight delivery service and addressed to Tenant as follows:

Tronox LLC

3301 NW 150th Street

Oklahoma City, Oklahoma 73124

Attention: General Counsel

Facsimile Number: (405) 775-5093

with a copy to:

Kirkland & Ellis LLP

300 N. LaSalle Street

Chicago, Illinois 60654

Attention: Robert T. Buday

Facsimile Number: (312) 862-2200

or as otherwise directed by notice, in writing, given by Tenant to Landlord from time to time in accordance with this Section 39; and

(2) the notice to Landlord is in writing and personally delivered, mailed by certified mail, return receipt requested, postage prepaid or sent prepaid by overnight delivery service and addressed to Landlord as follows:

Nevada Environmental Response Trust

By and through Le Petomane XXVII, Inc., not individually but solely as Trustee of the Nevada Environmental Response Trust

35 E. Wacker Dr.

Chicago, IL 60601

with a copy to:

Foley & Lardner LLP

777 E. Wisconsin Ave., Suite 3500

Milwaukee, WI 53202

Attention: Tanya C. O’Neill

Facsimile Number: (414) 297-4900

A copy (which shall not constitute service) of any notice served by any party hereunder shall also be sent to:

NDEP Bureau of Corrective Actions

901 S. Stewart St.

Carson City, NV 89701

Attn: Chief

Facsimile Number: (775) 687-8335

or as otherwise directed by notice, in writing and given by Landlord to Tenant from time to time in accordance with this Section 39; and

(b) Notices shall be effective upon the earlier of actual receipt or upon attempted delivery with receipt rejected or denied. Notices given to any person or entity other than the party hereto to which such notice is directed shall not be deemed notice to said party and the person or entity receiving a copy of such notice shall have no obligation to provide the party to which such notice is directed with a copy thereof.

40. ESTOPPEL CERTIFICATES. Within fifteen (15) Business Days following a written request which Landlord or Tenant may make to the other from time to time, Landlord or Tenant, as applicable, shall execute and deliver to the requesting party, for their benefit or the benefit of their prospective lender, purchaser, assignee or sublessee, a statement certifying as of its date (i) the date to which Rent and other charges under this Lease have been paid, (ii) whether or not there are then existing any setoffs or defenses against the enforcement by the requesting party of any of the agreements, terms, covenants or conditions hereof to be performed or complied with by the non-requesting party (and, if so, specifying the same), (iii) if such be true, that this Lease is unmodified and in full force and effect and that, to the best knowledge of the signatory, the other party is not in default under any provision of this Lease (or if modified, setting forth all modifications, and if the other party is in default, setting forth the exact nature of such default) and (iv) such other information as the party may reasonably request in connection with landlord-tenant relationship established by this Lease. Landlord and Tenant intend that any statement delivered under this Section 40 may be relied upon by any mortgagee, beneficiary or purchaser of the Premises, the Property or any interest in the Premises or the Property or any Leasehold Mortgagee, assignee or sublessee of the Premises, Lease or any interest in the Lease.

41. FORCE MAJEURE. The obligations of Landlord and the non-monetary obligations of Tenant hereunder shall be excused one day for each day the applicable party is delayed as a result of any strike, lockout, labor trouble, civil disorder, failure of power, restrictive governmental laws and regulations, riots, insurrections, war, fuel shortages, accidents, casualties, acts of God, or any other cause beyond the reasonable control of said party or its Agents. If a party is so delayed, it shall promptly notify the other party of the delay and the reason(s) therefor. This Section 41 expressly shall not apply to extend any time frame or any notice period applicable to any of Landlord’s cure rights contained in this Lease.

42. DUE AUTHORITY. Tenant represents and warrants to Landlord that (a) Tenant is duly formed and validly existing and in good standing under the laws of the State under which Tenant is organized and is qualified to do business in Nevada and (b) the persons signing this Lease on behalf of Tenant are duly authorized to execute and deliver this Lease on behalf of Tenant. Landlord represents and warrants to Tenant that Landlord is duly formed and validly existing under the laws of the State in which Landlord was formed and the person executing this Lease is duly authorized to execute and deliver this Lease on behalf of Landlord.

43. CONSENTS AND APPROVALS. Wherever the consent, approval, judgment or determination of Landlord is required or permitted under this Lease, except as expressly provided herein, Landlord may exercise its sole discretion in granting or withholding such consent or approval or in making such judgment or determination. Whenever Tenant requests Landlord to take any action or give any consent or approval, Tenant shall reimburse Landlord for all of Landlord’s costs incurred in reviewing the proposed action or consent (whether or not Landlord consents to any such proposed action), including, without limitation, reasonable attorneys’ or consultants’ fees and expenses, within thirty (30) days after Landlord’s delivery to Tenant of a statement of such costs. If it is determined that Landlord failed to give its consent or approval where it was required to do so under this Lease, Tenant’s sole remedy will be an order of specific performance or mandatory injunction of Landlord’s agreement to give its consent or approval. The review and/or approval by Landlord of any item shall not impose upon Landlord any liability for accuracy or sufficiency of any such item or the quality or suitability of such item for its intended use. Any such review or approval is for the sole purpose of protecting Landlord’s interest in the Premises and the Property and neither Tenant nor any person or entity claiming by, through or under Tenant, nor any other third party, shall have any rights hereunder by virtue of such review and/or approval by Landlord.

44. REMEDIATION POWER AGREEMENT. On the Effective Date, Landlord and Tenant shall enter into an agreement (the “Remediation Power Agreement”) under which Tenant shall provide to the Landlord or its designee or assignee on and after the Effective Date the uninterrupted supply of hydroelectric power as necessary to continue to power components of the existing Remediation Systems at the same prices, terms and conditions as are applicable to Tenant’s allocation of hydroelectric power from the Colorado River Commission of Nevada (“CRC”), subject to all applicable CRC laws, regulations or other requirements (“CRC Requirements”). The Remediation Power Agreement shall include a severability provision providing that each provision of the Remediation Power Agreement will to the extent possible be interpreted in such manner as to be effective and valid under applicable CRC Requirements, but if any provision of the Remediation Power Agreement is held to be prohibited by or invalid under applicable CRC Requirements, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Remediation Power Agreement. The Remediation Power Agreement shall require that Tenant obligate any transferee or assignee of Tenant’s rights to such hydroelectric power to continue to supply power to the Landlord or its assigns in accordance with the

Remediation Power Agreement, subject to all CRC Requirements applicable to any such transfer or assignment. Such hydroelectric power shall be provided pursuant to the Remediation Power Agreement for so long as operation of the Remediation Systems is deemed required Environmental Actions under the Settlement Agreement, subject to the terms and continuance of the power contracts between Tenant and the CRC, as they may be amended, assigned or transferred from time to time in accordance with CRC Requirements and the terms of the Remediation Power Agreement, and the authority of the CRC over the allocation of such hydroelectric power. The Remediation Power Agreement solely as it relates to the delivery of hydro-electric power to Landlord shall control over any inconsistent provisions of this Lease.

45. PRONTO SUBLEASE TERMINATION. If the Pronto Sublease (as defined in Paragraph 3 of Exhibit C) is terminated and (i) Tenant and Pronto and any parties claiming by through or under Tenant or Pronto fully vacate the area designated on Exhibit J attached hereto (the “Pronto Area”); (ii) Tenant surrenders the Pronto Area in compliance with the provisions of Section 35 of this Lease; and (iii) the Pronto Area is not contaminated or if it is contaminated, Tenant has remediated any such contamination to Landlord’s satisfaction, then, at Tenant’s sole cost and at no out of pocket cost to Landlord, Landlord and Tenant will amend this Lease to delete the Pronto Area from the Premises and to add the Pronto Area to the Remaining Tract and Tenant, at its sole cost, will cause the Pronto Area to be separately assessed for tax purposes and will comply with such other reasonable requests as may be made by Landlord in connection therewith.

46. Intentionally Deleted.

47. OFAC REPRESENTATIONS. Neither Tenant nor any direct or indirect owner of Tenant nor any of Tenant’s assignees, sublessees, successors or assigns is or shall be (a) identified on the OFAC List (as herein defined) or (b) a person with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, rule, regulation or Executive Order of the President of the United States. The term “OFAC List” shall mean the list of specially designated nationals and blocked persons subject to financial sanctions that is maintained by the U.S. Treasury Department, Office of Foreign Assets Control or any other similar list maintained by the U.S. Treasury Department, Office of Foreign Assets Control pursuant to any law, rule, regulation or Executive Order of the President of the United States, including, without limitation, trade embargo, economic sanctions, or other prohibitions imposed by Executive Order of the President of the United States.

48. INDEMNITY. Except to the extent directly caused by Landlord’s or any Nevada Trust Indemnity Party’s fraud or willful misconduct, Tenant agrees to indemnify, hold harmless and defend Landlord and the Nevada Trust Indemnity Parties from and against any claim, demand, damage, cause, loss, liability, fine, fee, assessment, judgment, penalty, cost, or other charges or expense, including reasonable attorneys’, consultants’, or engineers’ fees and costs, which may be asserted against, imposed upon, or incurred by Landlord or the Nevada Trust Indemnity Parties and arising out of or in connection with any and all of the following: (i) loss of life, personal injury or damage to property in or about the Premises, the Spur Tracks or, if, in any way, arising out of the activities or operations of Tenant or its Agents, the Tenant Easement Areas and/or the Third Party Easement or (ii) arising out of the occupancy or use of the

Premises, the Tenant Easement Areas and/or the Third Party Easement Area by Tenant or its Agents after the Effective Date, or (iii) a failure by Tenant to comply with the terms of the Lease or (iv) occasioned wholly by any negligence or willful misconduct of Tenant or its Agents. Tenant’s obligations pursuant to this Section 48 shall survive the termination or expiration of this Lease.

49. RELEASE OF LANDLORD.

(a) Except to the extent directly caused by Landlord’s or any Nevada Trust Indemnity Party’s fraud or willful misconduct, none of the following shall impose any liability on the Landlord or the Nevada Trust Indemnity Parties: (i) any performance by Tenant or any other persons of any repairs or improvements in or to the Premises, the Tenant Easement Areas and/or the Third Party Easement Area, (ii) any failure to make any such repairs or improvements, (iii) damage to the Premises, the Tenant Easement Areas, the Third Party Easement Area, the Facilities or Tenant’s Property or injury to any persons by any cause, (iv) any injury to any persons caused by other persons in or about the Premises or Property, or by operations in the construction of any private, public or quasi-public work, or by any other cause, (v) latent or patent defects in the Premises, the Facilities or any other condition at or affecting the Property, or (vi) any inconvenience or annoyance to Tenant or injury to or interruption of Tenant’s business by reason of any of the foregoing.

(b) Except to the extent directly caused by Landlord’s or any Nevada Trust Indemnity Party’s fraud or willful misconduct, Landlord shall not be liable, with respect to the Premises, the Tenant Easement Areas and/or the Third Party Easement Area for any matter, incident, or occurrence, including, without limitation, (i) any failure of water supply, gas or electric current, (ii) any injury or damage to person or property resulting from gasoline, oil, steam, gas, electricity, or earthquake, hurricane, tornado, act of God, act of war, enemy action, flood, wind or similar storms or disturbances, water, rain or snow, (iii) any leakage of water, gasoline, oil or any other substance from any pipes, appliances, sewer, plumbing or other works or systems on the Premises or the Property, or (iv) any interference with any light or other incorporeal hereditament.

(c) In no event shall any of Landlord or the Nevada Trust Parties be held liable to any third parties for any liability, action, or inaction of any other party, including Debtors, Tronox, Tenant or any other Nevada Trust Party, provided however, nothing herein shall modify the rights or obligations of Tenant as provided in this Lease.

50. GENERAL PROVISIONS.

(a) Entire Agreement; Amendment. This Lease and its respective Exhibits, the Settlement Agreement and the Remediation Power Agreement, contain all of the terms, covenants, and conditions agreed to by Landlord and Tenant with respect to matters covered or mentioned in this Lease, and supersede any prior agreement or understanding pertaining to any such matter. There have been no representations made by the Landlord or any of its representatives or understandings made between the parties other than those set forth in this Lease, the Settlement Agreement, the Remediation Power Agreement and the Plan of Reorganization and their respective Exhibits. This Lease may not be modified orally or in any manner other than by an agreement in writing signed by all of the parties to the Lease or their respective successors in interest.

(b) Conflicts. In the event of any conflict between this Lease and the Settlement Agreement, any obligation of the Landlord to perform Environmental Actions is subject solely to the terms and funding limitations contained in the Settlement Agreement. The provisions of the Settlement Agreement as such provisions specifically pertain to the obligations of Tronox LLC, as Tenant relating to the Premises, the Tenant Easement Areas and/or the Third Party Easement Area including, without limitation, those set forth in Exhibit F attached hereto, are incorporated herein as obligations of Tenant, its successors and assigns.

(c) Legal Costs. Any party in breach or default under this Lease (the “Defaulting Party”) shall reimburse the other party (the “Nondefaulting Party”) upon demand for any legal fees and court (or other administrative proceeding) costs or expenses that the Nondefaulting Party incurs in connection with the breach or default, regardless of whether suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, in the event of litigation, the court in such action shall award to the party in whose favor a judgment is entered a reasonable sum as attorneys’ fees and costs, which sum shall be paid by the losing party.

(d) Landlord’s Insurance. Notwithstanding anything contained to the contrary herein, Landlord and Tenant agree that Landlord intends that Tenant shall have the benefit of Landlord’s insurance policies to the extent Tenant is an additional insured thereunder.

(e) Definition of Tenant. The word “Tenant” whenever used herein shall be construed to mean Tenants or any one or more of them in all cases where there is more than one Tenant; and the necessary grammatical changes required to make the provisions hereof apply either to corporations or other organizations, partnerships or other entities, or individuals, shall in all cases be assumed as though in each case fully expressed herein. In all cases where there is more than one Tenant, the liability of each shall be joint and several.

(f) Definition of Landlord. The term “Landlord” as used in this Lease means only the owner or owners at the time being of the Premises so that in the event of any assignment, conveyance, foreclosure or sale, once or successively, of said Premises, or any assignment of this Lease by Landlord, said Landlord making such sale, conveyance or assignment shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing after such sale, conveyance or assignment, but such covenants and obligations shall thereupon be assumed by and binding upon such purchaser, grantee or assignee as to matters arising after the date of such transfer and Tenant agrees to look solely to such purchaser, grantee or assignee with respect thereto. This Lease shall not be affected by any such assignment, conveyance or sale, and Tenant agrees to attorn to the purchaser, grantee or assignee.

(g) Governing Law; Construction. This Lease shall be governed by and construed in accordance with the laws of the State of Nevada without regard to choice of law rules. Exclusive jurisdiction and venue for any action concerning any matter arising out of or relating to this Lease shall be in the United States Bankruptcy Court, Southern District of New

York for so long as such court may have or accept jurisdiction and the Federal District Court of the State of Nevada, thereafter. If any provision of this Lease shall be invalid or unenforceable, the remainder of this Lease shall not be affected but shall be enforced to the extent permitted by law. The captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. Each covenant, agreement, obligation, or other provision of this Lease to be performed by Tenant, including, without limitation, the payment of Rent, shall be construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. This Lease may be executed in counterpart and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument.

(h) WAIVER OF TRIAL BY JURY. LANDLORD AND TENANT, TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY WAIVE (A) TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY ANY PARTY TO THIS LEASE WITH RESPECT TO THIS LEASE, THE PREMISES, THE TENANT EASEMENT AREAS AND THE THIRD PARTY EASEMENT AREA OR ANY OTHER MATTER RELATED TO THIS LEASE OR THE PREMISES AND (B) SERVICE OF ANY NOTICE REQUIRED BY ANY PRESENT OR FUTURE LAW OR ORDINANCE APPLICABLE TO LANDLORDS OR TENANTS BUT NOT REQUIRED BY THE TERMS OF THIS LEASE.

(i) Memorandum of Lease. Upon execution of this Lease, Landlord and Tenant shall execute a short form Memorandum of Lease in the form of Exhibit E attached hereto. Landlord or Tenant shall each have the right to record such Memorandum at the sole expense of the party so recording.

(j) Exhibits. This Lease includes each attached and referenced Exhibit which are incorporated and made a part of this Lease.

(k) Counterparts. This Lease may be executed in counterparts and each counterpart shall be deemed an original and when taken together shall constitute one complete Lease.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Lease to be executed by their duly authorized representatives effective as of the day and year first above written.

LANDLORD:		TENANT:

LE PETOMANE XXVII, INC., an Illinois corporation, not individually but solely in the representative capacity as Trustee of the Nevada Environmental Response Trust		TRONOX LLC, a Delaware limited liability company

By:	/s/ Jay A. Steinberg, Not individually but solely as President	By:	/s/ Michael J. Foster
Printed Name:	Jay A. Steinberg	Printed Name:	Michael J. Foster
Title:	Not individually but solely as President	Title:	Vice President and Secretary
Date:	February 14, 2011	Date:	February 14, 2011

EXHIBIT A

DESCRIPTION OF PROPERTY

All that land situated in the County of Clark, State of Nevada, more particularly described as follows:

PARCEL 1 (APN 178-12-101-003):

The North One-Half (N 1/2) of the Northwest Quarter (NW 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M. lying South of the Southerly boundary line of Warm Springs Road as described in Deed to the City of Henderson for road purposes, recorded July 28, 1998 in Book 980728 as Document No. 00996, Official Records.

PARCEL 2 (APN 178-12-201-005):

The South Half (S 1/2) of the Northwest Quarter (NW 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M. lying South of the Southerly boundary line of Warm Springs Road as described in Deed to the City of Henderson for road purposes, recorded July 28, 1998 in Book 980728 as Document No. 00996, Official Records.

Excepting therefrom all that portion lying Southerly of the South line of that certain Parcel No. One (1) as described in Deed to American Potash & Chemical Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224, Official Records.

PARCEL 3 (APN 178-12-201-003):

That certain parcel within the South Half (S 1/2) of the Northwest Quarter (NW 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M. being bounded as follows:

On the North by the South line of that certain Parcel No. One (1) as described in Deed to American Potash & Chemical Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224, Official Records;

On the East by the West line of that certain Parcel No. Two (2) as described in Deed to American Potash & Chemical Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224, Official Records;

On the West by the West line of that certain Parcel “A” as described in correction Deed to Western Electrochemical recorded August 29, 1952 in Book 67 as Document No. 389974, Official Records;

And on the South by the South line of said South Half (S 1/2) of the Northwest Quarter (NW 1/4).

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PARCEL 4 (APN 178-12-201-004):

The South Half (S 1/2) of the Northwest Quarter (NW 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M.

Excepting therefrom all that portion lying Northerly of the South line of that certain Parcel No. One (1) as described in Deed to American Potash & Chemical Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224, Official Records.

Further excepting therefrom all that portion lying Westerly of the West line of that certain Parcel No. Two (2) as described in Deed to American Potash & Chemical Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224, Official Records.

PARCEL 5 (APN 178-12-601-004):

The South Half (S 1/2) of the Northeast Quarter (NE 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M. lying South of the Southerly boundary line of Warm Springs Road as described in Deed to the City of Henderson for road purposes, recorded July 28, 1998 in Book 980728 as Document No. 00996, Official Records.

Excepting therefrom that certain Parcel “BB” as described in Deed to Titanium Metals Corporation of America, recorded January 2, 1968 in Book 844 as Document No. 678200, Official Records.

Further excepting therefrom that certain parcel as described in Deed to Titanium Metals Corporation of America, recorded February 4, 1972 in Book 205 as Document No. 164259, Official Records.

Further excepting therefrom that portion lying within Lots One (1), Two (2) and Three (3) as shown by map thereof in File 99 of Parcel Maps, Page 70 in the Office of the County Recorder, Clark County, Nevada.

Further excepting therefrom that portion as described in Deed to the City of Henderson for road purposes, recorded September 3, 1998 in Book 980903 as Document No. 00703, Official Records.

Further excepting therefrom any portion lying Easterly of the Southwesterly right of way line of U.S. Highway 95.

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PARCEL 6 (APN 178-12-301-002):

That certain parcel lying within the North Half (N 1/2) of the Southwest Quarter (SW 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M. being bounded as follows:

On the East by the West line of that certain Parcel No. Two (2) as described in Deed to American Potash & Chemical Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224, Official Records;

On the West by the West line of that certain Parcel “A” as described in correction Deed to Western Electrochemical recorded August 29, 1952 in Book 67 as Document No. 389974, Official Records;

On the North by the North line of said North Half (N 1/2) of the Southwest Quarter (SW 1/4); and

On the South by the South line of said North Half (N 1/2) of the Southwest Quarter (SW 1/4).

Excepting from the above described parcel any portion lying within Lot Four (4) as shown by map thereof in File 100 of Parcel Maps, Page 24 in the Office of the County Recorder, Clark County, Nevada.

PARCEL 7 (APN 178-12-301-003):

The North Half (N 1/2) of the Southwest Quarter (SW 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M.

Excepting therefrom that portion lying Westerly of the West line of that certain Parcel No. Two (2) as described in Deed to American Potash & Chemical Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224, Official Records.

Together with all of the Government’s rights, title and interest in and to that certain easement granted by Stauffer Chemical Company of Nevada, a Nevada Corporation, to the United States of America by Easement Deed dated December 10, 1952 recorded May 27, 1953 as Document No. 405819 in Book 70 of Deeds, at Page 386, Official Records of Clark County, Nevada.

PARCEL 8 (APN 178-12-701-001):

The North Half (N 1/2) of the Southeast Quarter (SE 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M.

Excepting therefrom that portion lying Easterly and Southerly on the East and South lines of that certain Parcel No. Two (2) as described in Deed to American Potash & Chemical Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224, Official Records.

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PARCEL 9 (APN 178-12-701-003):

The North Half (N 1/2) of the Southeast Quarter (SE 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M.

Excepting therefrom that portion lying Westerly and Northerly of the East and South lines of that certain Parcel No. Two (2) as described in Deed to American Potash & Chemical Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224, Official Records.

Further excepting therefrom that portion lying Easterly of that East line of that certain Parcel “D” as described in correction Deed to Western Electrochemical Company recorded August 29, 1952 in Book 67 as Document No. 389974, Official Records.

PARCEL 10 (APN 178-12-401-002):

The South Half (S 1/2) of the Southwest Quarter (SW 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M.

Excepting therefrom that portion lying Southerly and Westerly of the South and West lines of that certain Parcel No. Two (2) as described in Deed to American Potash & Chemical Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224, Official Records.

PARCEL 11 (APN 178-12-401-004):

The South Half (S 1/2) of the Southwest Quarter (SW 1/4) of Section 12, Township 22 South, Range 62 East, M.D.B.&M.

Excepting therefrom all that portion lying West of the centerline of Fourth Street.

Further excepting therefrom all that portion lying North of the Southerly line of that certain Parcel No. Two (2) as described in Deed to American Potash & Chemical Corporation, a Delaware Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224 of Official Records.

(APN 178-12-401-002)

Further excepting therefrom all those certain Parcels “A”, “C” and “D” as described in Deed to Western Electrochemical Company, a Nevada corp., recorded November 3, 1951 in Book 65 of Deeds, Page 353 as Document No. 377255, of Official Records.

(APN 178-12-401-010, 178-12-401-011, 178-12-401-005 and 178-12-401-006)

Further excepting therefrom that certain Parcel No. One (1) as described in Deed to United States Lime Products Corporation, a Nevada corp., recorded September 28, 1956 in Book 109 as Document No. 90226 of Official Records.

(APN 178-12-801-004)

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Further excepting therefrom that certain parcel described in Deed to the Flintkote Company, a Massachusetts corp., recorded November 3, 1971 in Book 177 as Document No. 141493 of Official Records.

(APN 178-12-801-003)

Further excepting therefrom that certain Parcel “S” as described in Deed to National Lead Company, a New Jersey corp., recorded June 20, 1967 in Book 803 as Document No. 645533 of Official Records, being more particularly described as follows:

Beginning at the Southwest (SW) corner of Section 12, Township 22 South, Range 62 East, Mount Diablo Base and Meridian;

Thence North 77°13’ East, 1354.23 feet to a point on the center line of Fourth Street, which point is the True Point of Beginning;

Thence North 8°51’37” West 189.0 feet along the center line of Fourth Street to its intersection with the center line of Avenue F;

Thence North 81°08’23” East 848.0 feet along the center line of Avenue F to a point;

Thence South 8°51’37” East 189.0 feet to a point;

Thence South 81°08’23” West 627.0 feet to a point;

Thence South 8°51’37” East 64.50 feet to a point;

Thence South 81°08’23” West 56.00 feet to a point;

Thence North 8°51’37” West 64.50 feet to a point;

Thence South 81°08’23” West 165.0 feet to the True Point of Beginning.

(APN 178-12-401-007)

Further excepting therefrom the following described parcel (APN 178-12-401-009):

Commencing at the Southwest (SW) corner of Section 12, Township 22 South, Range 62 East, M.D.B.&M. &M.,

Thence North 77°13’00” East 1354.23 feet to a point on the centerline of Fourth Street, said point the True Point of Beginning;

Thence North 81°08’23” East 165.00 feet;

Thence South 8°51’37” East 64.50 feet;

Thence North 81°08’23” East 56.00 feet;

Thence North 8°51’37” West 64.50 feet;

Thence North 81°08’23” East 627.00 feet;

Thence South 8°51’37” East 118.00 feet;

Thence North 81°08’23” East 5.00 feet;

Thence South 8°51’37” East 45.50 feet;

Thence North 81°08’23” East 134.00 feet;

Thence South 8°51’37” East 232.00 feet;

Thence North 81°08’23” East 304.40 feet to the North-South centerline of said Section 12;

Thence South 00°42’34” West 189.19 feet to the South Quarter (S 1/4) corner of said Section 12;

Thence along the South line of said Section 12 North 89°00’41” West 1278.81 feet to the centerline of Fourth Street;

Thence North 8°51’37” West along said centerline 327.21 feet to the True Point of Beginning.

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PARCEL 12 (APN 178-12-401-005):

That portion of the South Half (S 1/2) of the Southwest Quarter (SW 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M., more particularly described as follows:

Commencing at the Southwest Quarter (SW 1/4) of said Section 12;

Thence North 71°13’36” East a distance of 1752.22 feet to the True Point of Beginning;

Thence North 08°51’37” West a distance of 166.50 feet;

Thence North 81°08’23” East a distance of 740.00 feet;

Thence South 08°51’37” East a distance of 166.50 feet;

Thence South 81°08’23” West a distance of 740.00 feet to the True Point of Beginning.

(Deed reference: “Parcel C” of 377255 recorded November 2, 1951)

PARCEL 13 (Portion APN 178-12-401-006):

That portion of the South Half (S 1/2) of the South Half (S 1/2) of Section 12, Township 22 South, Range 62 East, M.D.M., more particularly described as follows:

Commencing at the Southwest Quarter (SW 1/4) of said Section 12;

Thence North 74°16’34” East a distance of 2524.15 feet to the True Point of Beginning;

Thence North 08°51’37” West a distance of 166.50 feet;

Thence North 81°08’23” East a distance of 260.32 feet to a point on the Quarter Section line;

Thence South 00°42’34” West along the Quarter Section line a distance of 168.85 feet to a point;

Thence South 81°08’23” West a distance of 232.25 of the True Point of Beginning.

(Deed reference: “Parcel D” of 377255 recorded November 2, 1951).

PARCEL 14 (Portion of APN 178-12-401-006):

Commencing at the Southeast (SE) corner of Section 12, Township 22 South, Range 62 East, M.D.M.;

Thence North 71°29’35” West a distance of 2630.29 to the True Point of Beginning;

Thence South 81°08’23” West a distance of 149.75 feet to a point on the Quarter Section line;

Thence North 00°42’34” East along the Quarter Section line a distance of 168.85 feet to a point;

Thence North 81°08’23” East a distance of 121.68 feet to a point;

Thence South 08°51’37” East a distance of 166.50 feet to the True Point of Beginning.

(Deed reference: “Parcel E” of 377255 recorded November 2, 1951)

PARCEL 15 (APN 178-12-401-009):

Commencing at the Southwest (SW) corner of Section 12, Township 22 South, Range 62 East, M.D.B.&M. &M.,

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Thence North 77°13’00” East 1354.23 feet to a point on the centerline of Fourth Street, said point the True Point of Beginning;

Thence North 81°08’23” East 165.00 feet;

Thence South 8°51’37” East 64.50 feet;

Thence North 81°08’23” East 56.00 feet;

Thence North 8°51’37” West 64.50 feet;

Thence North 81°08’23” East 627.00 feet;

Thence South 8°51’37” East 118.00 feet;

Thence North 81°08’23” East 5.00 feet;

Thence South 8°51’37” East 45.50 feet;

Thence North 81°08’23” East 134.00 feet;

Thence South 8°51’37” East 232.00 feet;

Thence North 81°08’23” East 304.40 feet to the North-South centerline of said Section 12;

Thence South 00°42’34” West 189.19 feet to the South Quarter (S 1/4) corner of said Section 12;

Thence along the South line of said Section 12 North 89°00’41” West 1278.81 feet to the centerline of Fourth Street;

Thence North 8°51’37” West along said centerline 327.21 feet to the True Point of Beginning.

(Deed reference 389974, recorded August 29, 1952; and 377255 recorded November 2, 1951).

Excepting therefrom that portion lying within that parcel described in Deed to the Flintkote Company, a Massachusetts Corp., recorded November 3, 1971 in Book 177 as Document No. 141493 of Official Records.

PARCEL 16 (APN 178-12-401-010):

Beginning at the Southwest (SW) corner of Section 12, Township 22 South, Range 62 East, Mount Diablo Base and Meridian;

Thence North 78°16’05” East 2210.66 feet to a point which is the True Point of Beginning;

Thence North 81°08’23” East 10.00 feet to a point;

Thence South 8°51’37” East 95.17 feet to a point;

Thence North 81°08’23” East 272.00 feet to a point;

Thence North 8°51’37” West 95.17 feet to a point;

Thence North 81°08’23” East 244.52 feet to a point;

Thence South 0°42’34” West 243.89 feet to a point;

Thence South 81°08’23” West 119.97 feet to a point;

Thence South 8°51’37” East 108.5 feet to a point;

Thence North 81°08’23” East 0.33 feet to a point;

Thence South 8°51’37” East 144.00 feet to a point;

Thence South 81°08’23” West 227.33 feet to a point;

Thence North 8°51’37” West 232.00 feet to a point;

Thence South 81°8’23” West 134.00 feet to a point;

Thence North 8°51’37” West 45.50 feet to a point;

Thence South 81°08’23” West 5.00 feet to a point;

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Thence North 8°51’37” West 215.50 feet to the True Point of Beginning.

(Deed reference 377255, recorded November 2, 1951).

Excepting therefrom that portion of the South Half (S 1/2) of Section 12, Township 22 South, Range 62 East, M.D.M., described as follows:

Beginning at the South Quarter (S 1/4) corner of Section 12, Township 22 South, Range 62 East, M.D.M.;

Thence along the North-South center line of Section 12, North 0°53’32-1/2” East 189.18 feet, to a point on the South line of that parcel of land described in the Deed to Arrowhead Lime and Chemical Co., hereinafter referred to as Arrowhead Parcel, recorded May 31, 1951 as Document No. 371209, Official Records.

Thence North 81°08’23” East along the South line of said Arrowhead Parcel 597.98 feet to the True Point of Beginning;

Thence South 81°08’23” West, along the South line of said Arrowhead Parcel 675.67 feet, to the Southwest Corner of said Arrowhead Parcel;

Thence continuing along the boundary of said Arrowhead Parcel, North 8°51’37” West 144.00 feet;

Thence South 81°08’23” West, a distance of 0.33 feet;

Thence North 8°51’37” West, a distance of 108.50 feet;

Thence North 81°08’23” East, a distance of 376.00 feet;

Thence North 8°51’37” West, a distance of 238.00 feet;

Thence North 81°08’23” East, a distance of 300.00 feet to the Northeast Corner of said Arrowhead Parcel;

Thence North 8°51’37” West, a distance of 43.51 feet;

Thence South 81°08’23” West, a distance of 739.59 feet;

Thence South 8°51’37” East, a distance of 134.17 feet;

Thence South 81°08’23” West, a distance of 126.50 feet;

Thence South 8°51’37” East, a distance of 90.96 feet;

Thence North 81°08’23” East, a distance of 126.50 feet;

Thence South 8°51’37” East, a distance of 374.67 feet;

Thence North 81°08’23” East, a distance of 739.59 feet;

Thence North 8°51’37” West, a distance of 65.79 feet to the True Point of Beginning, as described in the Deed to the Flintkote Company, a Massachusetts corporation, recorded November 03, 1971 in Book 177 as Document No. 141493, Official Records.

(APN 178-12-801-003)

Further excepting therefrom that portion of the South Half (S  1⁄2) of Section 12, Township 22 South, Range 62 East, M.D.M., more particularly described as follows:

Commencing at the South Quarter Corner of said Section 12;

Thence along the North-South center line of Section 12, North 0°53’32-1/2” East 189.18 feet;

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To a point on the South line of that parcel of land described in the Deed Arrowhead Lime and Chemical Co., hereinafter referred to as Arrowhead Parcel, recorded May 31, 1951, as Document No. 371209, Official Records;

Thence South 81°08’23” West along an extension of the South line of said Arrowhead Parcel, a distance of 141.61 feet;

Thence North 8°51’37” West, a distance of 308.88 feet to the True Point of Beginning;

Thence South 81°08’23” West, a distance of 126.50 feet;

Thence South 8°51’37” East, a distance of 30.00 feet;

Thence North 81°08’23” East, a distance of 126.50 feet;

Thence North 8°31’37” West to the True Point of Beginning, as described in the Deed to Chemstar, Inc., recorded October 18, 1988 in Book 881018 as Document No. 00862, Official Records.

(APN 178-12-401-011)

PARCEL 17 (APN 178-12-801-001)

The South Half (S 1/2) of the Southeast Quarter (SE 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M.

Excepting therefrom that portion lying Easterly of the East line of that certain “Parcel D” as described in Deed to Western Electrochemical Company, recorded August 29, 1952 in Book 67 as Document No. 389974, Official Records.

Further excepting therefrom that portion lying within that certain Parcel No. Two (2) as described in Deed to American Potash & Chemical Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224, Official Records.

Further excepting therefrom that certain “Parcel E” as described in Deed to Western Electrochemical Company, recorded November 2, 1951 in Book 65 as Document No. 377255.

Further excepting therefrom that certain “Parcel Two (2)” as described in Deed to United States Lime Products Corporation, recorded September 28, 1956 in Book 109 as Document No. 90226, Official Records.

Further excepting therefrom any portion lying within that certain parcel described in Deed to Flintkote Company, recorded November 3, 1971 in Book 177 as Document No. 141493, Official Records.

PARCEL 18 (APN 178-13-501-001):

That portion of the North Half (N 1/2) of the Northeast Quarter (NE 1/4) of Section 13, Township 22 South, Range 62 East, M.D.M., more particularly described as follows:

Beginning at the North Quarter (N 1/4) corner of Section 13, Township 22 South, Range 62 East, Mount Diablo Base and Meridian,

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Thence South 88°59’591/2” East 1456.55 feet along the North line of Section 13 to a point on the center line of Eleventh Street;

Thence South 8°51’37” East 637.87 feet along the center line of Eleventh Street;

Thence South 81°08’23” West 40.0 feet to West boundary of Eleventh Street;

Thence North 8°51’37” West 335.75 feet to a point;

Thence South 81°08’23” West 240.0 feet to a point;

Thence North 8°51’37” West 65.0 feet to a point;

Thence South 81°08’23” West 34.0 feet to a point;

Thence North 8°51’37” West 6.0 feet to a point;

Thence South 81°08’23” West 12.0 feet to a point;

Thence South 8°51’37” East 6.0 feet to a point;

Thence South 81°08’23” West 64.0 feet to a point;

Thence South 8°51’37” East 1.5 feet to a point;

Thence South 81°08’23” West 212.0 feet to a point;

Thence South 8°51’37” East 63.5 feet to a point;

Thence South 81°08’23” West 903.0 feet to a point;

Thence North 8°51’37” West 29.0 feet to a point;

Thence South 81°08’23” West 12.27 feet to a point on the North and South center line of Section 13;

Thence North 0°05’03” East 528.98 feet along the North and South center line of Section 13 to the Point of Beginning.

(Deed reference 389974 recorded August 29, 1952).

PARCEL 19 (APN 178-13-101-002, Portion 178-13-601-001 and Portion 178-13-601-002):

That portion of the Northwest Quarter (NW 1/4) of Section 13, Township 22 South, Range 62 East, M.D.M., more particularly described as follows:

Beginning at the North Quarter (N 1/4) corner of Section 13, Township 22 South, Range 62 East, Mount Diablo Base and Meridian,

Thence South 0°05’03” West 528.98 feet to a point;

Thence South 81°08’23” West 22.73 feet to a point;

Thence South 8°51’37” East 29.00 feet to a point;

Thence South 81°08’23” West 341.00 feet to a point;

Thence North 8°51’37” West 65.00 feet to a point;

Thence South 81°08’23” West 362.00 feet to a point;

Thence South 8°51’37” East 234.00 feet to a point;

Thence North 81°08’23” East 362.00 feet to a point;

Thence North 8°51’37” West 49.00 feet to a point;

Thence North 81°08’23” East 340.27 feet to a point;

Thence South 0°05’03” West 1905.17 feet to a point on the center line of B M P Highway;

Thence South 81°08’23” West 118.06 feet to a point;

Thence North 8°51’37” West 1591.50 feet to a point on the center line of Avenue J;

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Thence South 81°08’23” West 740.00 feet to a point on the center line of Fourth Street;

Thence North 8°51’37” West 508.50 feet along the center line of Fourth Street to a point on the center line of Avenue H;

Thence North 81°08’23” East 355.0 feet along the center line of Avenue H to a point on the center line of Fifth Street;

Thence North 8°51’37” West 555.0 feet along the center line of Fifth Street to a point on the center line of Avenue G;

Thence South 81°08’23” West 355.0 feet along the center line of Avenue G to a point on the center line of Fourth Street;

Thence North 8°51’37” West 117.29 feet along the center line of Fourth Street to a point on the North line of Section 13;

Thence South 89°00’41” East 1278.82 feet along the North line of Section 13 to the North Quarter (N 1/4) point, which is the Point of Beginning.

(Deed reference: “Parcel B” of 389974, recorded August 29, 1952).

Excepting therefrom that portion described in Deed to the State of Nevada for road purposes, recorded October 10, 1955 in Book 70 as Document No. 58733, Official Records.

Further excepting therefrom that portion described in Deed to the State of Nevada for road purposes, recorded January 16, 1957 in Book 118 as Document No. 97499, Official Records.

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PARCEL 20 (APN 178-13-501-005, Portion 178-13-601-001 and Portion 178-13-601-002):

Beginning at the Northeast (NE) corner of Section 13, Township 22 South, Range 62 East, Mount Diablo Base and Meridian;

Thence South 76°34’05” West 2727.32 feet to a point on the North and South center line of Section 13, which point is the True Point of Beginning;

Thence North 81°08’23” East 350.73 feet to a point on the West boundary of Eighth Street; Thence North 8°51’37” West 120.0 feet to a point;

Thence North 81°08’23” East 40.0 feet to a point on the East boundary of Eighth Street;

Thence South 8°51’37” East 120.0 feet to a point;

Thence North 81°08’23” East 350.0 feet to a point;

Thence South 8°51’37” East 215.75 feet to a point;

Thence North 81°08’23” East 637.0 feet to a point;

Thence South 8°51’37” East 126.25 feet to a point;

Thence South 81°08’23” West 454.0 feet to a point;

Thence South 8°51’37” East 232.5 feet to a point on the North boundary of Avenue L;

Thence North 81°08’23” East 454.0 feet to a point;

Thence South 8°51’37” East 40.0 feet to a point on the South boundary of Avenue L;

Thence South 81°08’23” West 454.0 feet to a point;

Thence South 8°51’37” East 1167.5 feet to a point on the North boundary of B M P Highway; Thence North 81°08’23” East 454.0 feet to a point;

Thence South 8°51’37” East 200.0 feet to a point on the South boundary of B M P Highway; Thence South 81°08’23” West 554.0 feet to a point;

Thence North 8°51’37” West 100.0 feet to a point;

Thence South 81°08’23” West 1119.94 feet along the center line of B M P Highway to a point;

Thence North 0°05’03” East 1905.17 feet along the North and South center line of Section 13 to the True Point of Beginning.

(Deed reference 389974 recorded August 29, 1952).

Excepting therefrom that portion described in Deed to the State of Nevada for road purposes, recorded October 10, 1955 in Book 70 as Document No. 58733, Official Records.

Further excepting therefrom that portion described in Deed to the State of Nevada for road purposes, recorded January 16, 1957 in Book 118 as Document No. 97499, Official Records.

PARCEL 21: (APN 178-12-415-00)

That portion of the Southwest Quarter (SW  1⁄4) of Section 1 and that portion of the North Half (N  1⁄2) of Section 12, all in Township 22 South, Range 62 East, M.D.M., described as follows:

All of Lot One (1) of the FINAL MAP OF NORTH GATE (a commercial subdivision) as shown by map thereof on file in Book 139 of Plats, Page 11 in the Office of the County Recorder, Clark County, Nevada.

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PARCEL 22: (APN 178-12-110-004)

A portion of Lot Two (2) of FINAL MAP OF NORTH GATE (a commercial subdivision) as shown in Book 139 of Plats, Page 11, Official Records, Clark County, Nevada, located in a portion of the Northeast Quarter (NE  1⁄4) of the Northwest Quarter (NW  1⁄4) of Section 12, Township 22 South, Range 62 East, M.D.M., Clark County, Nevada, more particularly described as follows:

Beginning at the Northwest corner of the Northeast Quarter (NE  1⁄4) of the Northwest Quarter (NW  1⁄4) of said Section 12, same being the Northwest corner of said Lot Two (2); thence South 89°52’36” East, along the North line thereof, coincident with the North boundary of said Lot Two (2), a distance of 587.32 feet; thence South 00°00’00” West departing said North line and said North boundary, 1008.29 feet to the beginning of a non-tangent curve concave Southwesterly having a radius of 15050.00 feet, same being the Northeasterly right-of-way of West Warm Springs Road, a radial line to said beginning bears North 25°47’29” East; thence along said curve and said Northeasterly right-of-way to the left through a central angle of 02°23’44”, an arc length of 629.26 feet t the West boundary of said Lot Two (2); thence North 01°09’49” West, departing said Northeasterly right-of-way and along said West boundary, 747.85 feet to the Point of Beginning.

Being Lot 2-3 as shown on Record of Survey in File 173 of Surveys, Page 95 recorded June 17, 2008 in Book 20080617 as Document No. 03407, Official Records, Clark County, Nevada.

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EXHIBIT B

DESCRIPTION OF LAND

A PARCEL OF LAND BEING PORTION OF SECTION 12 AND THE NORTH HALF OF SECTION 13, TOWNSHIP 22 SOUTH, RANGE 62 EAST, M.D.M., CITY OF HENDERSON, COUNTY OF CLARK, STATE OF NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE QUARTER CORNER COMMON TO SECTIONS 1 AND 12 IN TOWNSHIP 22 SOUTH, RANGE 62 EAST, M.D.M., SAID CORNER BEARING NORTH 89°58’19” WEST, DISTANT 2,608.03 FEET FROM THE SECTION CORNER COMMON TO SECTION 1, SECTION 12 IN SAID TOWNSHIP AND SECTION 6, IN TOWNSHIP 22 SOUTH, RANGE 63 EAST M.D.M. SAID QUARTER CORNER BEING FURTHER DESCRIBED AS BEING ON THE BOUNDARY LINE OF THE NORTH GATE COMMERCIAL SUBDIVISION AS SHOWN BY MAP THEREOF IN BOOK 139, PAGE 11 OF PLATS IN THE OFFICE OF THE CLARK COUNTY, NEVADA RECORDER;

THENCE SOUTH 00°34’46” WEST ALONG SAID BOUNDARY LINE OF SAID MAP (RECORD BEARING: SOUTH 00°35’21” WEST ON SAID MAP), A DISTANCE OF 1315.91 FEET TO AN ANGLE POINT ON THE BOUNDARY OF SAID MAP AND THE NORTH END OF THE LINE BETWEEN LOTS 2 AND 3 WITHIN SAID NORTH GATE COMMERCIAL SUBDIVISION MAP;

THENCE CONTINUING SOUTH 00°34’46” WEST ALONG THE LINE COMMON TO SAID LOTS 2 AND 3 A DISTANCE OF 34.45 FEET TO A POINT ON THE SOUTH BOUNDARY OF SAID NORTH GATE COMMERCIAL SUBDIVISION, ALSO BEING A POINT THE NORTERLY RIGHT-OF-WAY OF WARM SPRINGS ROAD;

THENCE CONTINUING SOUTH 00°34’46” WEST, DEPARTING SAID SOUTH BOUNDARY OF THE NORTH GATE COMMERCIAL SUBDIVISION AND SAID NORTH RIGHT-OF-WAY OF WARM SPRINGS ROAD A DISTANCE OF 502.50 FEET TO THE NORTHERLY LINE OF THE TRONOX LEASE AREA PARCEL AND THE POINT OF BEGINNING;

THENCE SOUTH 84°35’08” EAST, A DISTANCE OF 538.37 FEET;

THENCE SOUTH 63°37’45” EAST, A DISTANCE OF 412.38 FEET TO THE EAST LINE OF PARCELS “C AND D” AS DESCRIBED IN THE DEED RECORDED AUGUST 29, 1952 IN BOOK 67 AS DOCUMENT NO. 389974, CLARK COUNTY OFFICIAL RECORDS;

THENCE SOUTH 09°13’02” EAST ALONG SAID EAST LINE, A DISTANCE OF 3,557.05 FEET;

THENCE, DEPARTING SAID EAST LINE OF PARCELS “C & D”, SOUTH 80°46’58” WEST, A DISTANCE OF 40.00 FEET TO AN ANGLE POINT ON THE SOUTHERLY BOUNDARY LINE OF SAID PARCEL “C”;

THENCE, CONTINUING THE NEXT 13 COURSES ALONG THE BOUNDARY OF SAID PARCEL “C”, (1) SOUTH 80°46’58” WEST, A DISTANCE OF 240.00 FEET;

THENCE (2) NORTH 09°13’02” WEST, A DISTANCE OF 65.00 FEET;

THENCE (3) SOUTH 80°46’58” WEST, A DISTANCE OF 34.00 FEET;

THENCE (4) NORTH 09°13’02” WEST, A DISTANCE OF 6.00 FEET;

THENCE (5) SOUTH 80°46’58” WEST, A DISTANCE OF 12.00 FEET;

THENCE (6) SOUTH 09°13“02” EAST, A DISTANCE OF 6.00 FEET;

THENCE (7) SOUTH 80°46’58” WEST, A DISTANCE OF 64.00 FEET;

THENCE (8) SOUTH 09°13’02” EAST, A DISTANCE OF 1.50 FEET;

THENCE (9) SOUTH 80°46’58” WEST, A DISTANCE OF 212.00 FEET;

THENCE (10) SOUTH 09°13’02” EAST, A DISTANCE OF 63.50 FEET;

THENCE (11) SOUTH 80°46’58” WEST, A DISTANCE OF 548.00 FEET;

THENCE (12) SOUTH 09°13’02’ EAST, A DISTANCE OF 120.00 FEET;

THENCE (13) NORTH 80°46’58” EAST, A DISTANCE OF 260.21 FEET;

THENCE, DEPARTING SAID BOUNDARY OF PARCEL “C”, SOUTH 09°13’02” EAST, A DISTANCE OF 492.13 FEET;

THENCE SOUTH 82°17’55” WEST, A DISTANCE OF 252.71 FEET TO THE EAST LINE OF THAT EASEMENT TO NEVADA POWER COMPANY, RECORDED DECEMBER 22, 1969 IN BOOK 999, INSTRUMENT 802599, CLARK COUNTY OFFICIAL RECORDS;

THENCE SOUTH 09°13’02” EAST ALONG SAID NEVADA POWER COMPANY EASEMENT EAST LINE , A DISTANCE OF 117.53 FEET TO THE NORTH LINE OF THAT EASEMENT TO SOUTHERN NEVADA POWER COMPANY, RECORDED DECEMBER 2, 1955 IN BOOK 75, DOCUMENT 63188, CLARK COUNTY OFFICIAL RECORDS;

THENCE, DEPARTING SAID NEVADA POWER COMPANY EASEMENT EAST LINE AND ALONG SAID SOUTHERN NEVADA POWER COMPANY EASEMENT NORTH LINE, SOUTH 80°46’58” WEST, A DISTANCE OF 812.58 FEET TO THE WESTERLY LINE OF PARCEL “B” AS DESCRIBED IN SAID DEED RECORDED AUGUST 29, 1952 IN BOOK 67 AS DOCUMENT NO. 389974, CLARK COUNTY OFFICIAL RECORDS;

THENCE THE NEXT THREE COURSES ALONG SAID BOUNDARY LINE OF PARCEL “B”, NORTH 09°13’02” WEST, A DISTANCE OF 312.48 FEET;

THENCE, SOUTH 80°46’58” WEST, A DISTANCE OF 740.00 FEET;

THENCE, NORTH 09°13’02” WEST, A DISTANCE OF 241.48 FEET;

THENCE DEPARTING SAID BOUNDARY OF PARCEL “B”, NORTH 80°46’58” EAST, A DISTANCE OF 451.48 FEET TO A POINT AGAIN ON THE BOUNDARY OF SAID PARCEL “B” PREVIOUSLY HEREIN DESCRIBED AS THE PROPERTY IN SAID DEED RECORDED AUGUST 29, 1952 IN BOOK 67 AS DOCUMENT NO. 389974, CLARK COUNTY OFFICIAL RECORDS;

THENCE THE NEXT NINE COURSES ALONG SAID PARCEL “B” BOUNDARY: (1) CONTINUING NORTH 80°46’58” EAST, A DISTANCE OF 362.00 FEET;

THENCE (2) NORTH 09°13’02” WEST, A DISTANCE OF 49.00 FEET;

THENCE (3) NORTH 80°46’58” EAST, A DISTANCE OF 691.01 FEET;

THENCE (4) NORTH 09°13’02” WEST, A DISTANCE OF 120.00 FEET;

THENCE (5) SOUTH 80°46’58” WEST, A DISTANCE OF 315.01 FEET;

THENCE (6) NORTH 09°13’02” WEST, A DISTANCE OF 29.00 FEET;

THENCE (7) SOUTH 80°46’58” WEST, A DISTANCE OF 35.00 FEET;

THENCE (8) SOUTH 09°13’02” EAST, A DISTANCE OF 29.00 FEET;

THENCE (9) SOUTH 80°46’58” WEST, A DISTANCE OF 88.07 FEET;

THENCE, DEPARTING THE BOUNDARY OF SAID PARCEL “B”, NORTH 09°13’02” WEST, A DISTANCE OF 98.02 FEET;

THENCE SOUTH 80°46’58” WEST, A DISTANCE OF 711.41 FEET TO AN ANGLE POINT ON THE WESTERLY BOUNDARY OF PARCEL “B” AS PREVIOUSLY DESCRIBED HEREIN AS RECORDED IN BOOK 67 AS DOCUMENT NO. 389974, CLARK COUNTY OFFICIAL RECORDS;

THENCE NORTH 09°13’02” WEST, ALONG THE WESTERLY BOUNDARY OF SAID PARCEL “B”, A DISTANCE OF 161.49 FEET;

THENCE, AGAIN DEPARTING THE WESTERLY BOUNDARY OF SAID PARCEL “B”, NORTH 80°46’58” EAST, A DISTANCE OF 764.92 FEET;

THENCE NORTH 09°13’02” WEST, A DISTANCE OF 237.71 FEET;

THENCE SOUTH 80°46’58” WEST, A DISTANCE OF 122.96 FEET;

THENCE NORTH 09°13’02” WEST, A DISTANCE OF 175.00 FEET;

THENCE NORTH 80°46’58” EAST, A DISTANCE OF 154.35 FEET TO THE SOUTHWESTERLY CORNER OF THE BOUNDARY OF THE PARCEL DESCRIBED IN THE DEED RECORDED NOVEMBER 3, 1971 IN BOOK 177, DOCUMENT NO. 141493, CLARK COUNTY OFFICIAL RECORDS;

THENCE, CONTINUING NORTH 80°46’58” EAST, A DISTANCE OF 739.59 FEET ALONG THE SOUTHERLY BOUNDARY OF SAID PARCEL TO THE SOUTHEASTERLY CORNER THEREOF;

THENCE NORTH 09°13’02” WEST, ALONG THE EASTERLY BOUNDARY OF SAID PARCEL, A DISTANCE OF 599.79 FEET TO THE NORTHEASTERLY CORNER THEREOF;

THENCE SOUTH 80°46’58” WEST, ALONG THE NORTHERLY BOUNDARY OF SAID PARCEL, A DISTANCE OF 353.02 FEET;

THENCE NORTH 09°13’02” WEST, DEPARTING THE NORTHERLY BOUNDARY OF SAID PARCEL DESCRIBED IN BOOK 177, DOCUMENT NO. 141493, CLARK COUNTY OFFICIAL RECORDS, A DISTANCE OF 34.50 FEET TO THE SOUTHEASTERLY CORNER OF THE BOUNDARY OF PARCEL “E” AS DESCRIBED IN THE DEED RECORDED NOVEMBER 2, 1951 IN BOOK 65, PAGE 353, DOCUMENT NO. 377255, CLARK COUNTY OFFICIAL RECORDS;

THENCE CONTINUING NORTH 09°13’02” WEST ALONG THE EASTERLY BOUNDARY OF SAID PARCEL “E”, A DISTANCE OF 166.50 FEET TO THE NORTHEASTERLY CORNER THEREOF;

THENCE, DEPARTING THE BOUNDARY OF SAID PARCEL “E”, NORTH 80°46’58” EAST, A DISTANCE OF 357.69 FEET;

THENCE NORTH 09°13’02” WEST, A DISTANCE OF 300.01 FEET TO THE SOUTH BOUNDARY OF “PARCEL 2” AS DESCRIBED IN THE DEED RECORDED MARCH 23, 1962 IN BOOK 349, DOCUMENT NO. 282224, CLARK COUNTY OFFICAL RECORDS;

THENCE SOUTH 80°46’58” WEST, A DISTANCE OF 1,612.40 FEET ALONG THE SOUTHERLY BOUNDARY OF SAID “PARCEL 2”;

THENCE, DEPARTING THE SOUTHERLY BOUNDARY OF SAID “PARCEL 2”, NORTH 09°13’02” WEST, A DISTANCE OF 255.21 FEET;

THENCE NORTH 80°46’58” EAST, A DISTANCE OF 1,516.27 FEET TO THE BEGINNING OF A TANGENT CURVE, CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 200.00 FEET AND A CENTRAL ANGLE OF 40°46’48”;

THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE TO THE LEFT, A DISTANCE OF 142.35 FEET TO A POINT OF TANGENCY;

THENCE NORTH 40°00’10” EAST, A DISTANCE OF 249.03 FEET TO THE BEGINNING OF A TANGENT CURVE, CONCAVE WESTERLY, HAVING A RADIUS OF 150.00 FEET AND A CENTRAL ANGLE OF 49°27’10”;

THENCE NORTHERLY ALONG THE ARC OF SAID CURVE TO THE LEFT, A DISTANCE OF 129.47 FEET TO A POINT OF TANGENCY;

THENCE NORTH 09°27’00” WEST, A DISTANCE OF 772.82 TO THE BEGINNING OF A TANGENT CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 238.75 FEET AND A CENTRAL ANGLE OF 47°24’02”;

THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE TO THE LEFT, A DISTANCE OF 197.52 FEET TO A POINT TO WHICH A RADIAL LINE BEARS NORTH 33°08’58” EAST;

THENCE SOUTH 79°47’08” WEST, A DISTANCE OF 26.79 FEET;

THENCE SOUTH 52°06’34” WEST, A DISTANCE OF 6.10 FEET;

THENCE NORTH 38°56’53” WEST, A DISTANCE OF 29.33 FEET;

THENCE NORTH 52°45’45” EAST, A DISTANCE OF 11.29 FEET TO THE BEGINNING OF AN NON-TANGENT CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 45.00 FEET, A CENTRAL ANGLE OF 13°45’37” AND TO WHICH POINT A RADIAL LINE BEARS NORTH 31°21’33” EAST;

THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE TO THE LEFT, A DISTANCE OF 10.81 FEET TO A POINT OF TANGENCY;

THENCE NORTH 72°24’04” WEST, A DISTANCE OF 1.62 FEET TO THE BEGINNING OF A TANGENT CURVE, CONCAVE SOUTHERLY, HAVING A RADIUS OF 200.00 FEET AND A CENTRAL ANGLE OF 26°40’34”;

THENCE WESTERLY ALONG THE ARC OF SAID CURVE TO THE LEFT, A DISTANCE OF 93.12 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 80°55’22” WEST, A DISTANCE OF 335.39 FEET;

THENCE SOUTH 87°23’50” WEST, A DISTANCE OF 108.10 FEET;

THENCE NORTH 08°16’06” WEST, A DISTANCE OF 137.79 FEET;

THENCE NORTH 63°38’32” WEST, A DISTANCE OF 234.90 FEET TO THE BEGINNING OF A NON-TANGENT CURVE CONCAVE EASTERLY, HAVING A RADIUS OF 198.00 FEET, A CENTRAL ANGLE OF 18°06’38” AND TO SAID POINT A RADIAL LINE BEARS SOUTH 76°21’51” WEST;

THENCE NORTHERLY ALONG THE ARC OF SAID CURVE TO THE RIGHT A DISTANCE OF 62.59 FEET TO A POINT OF TANGENCY;

THENCE NORTH 04°28’29” EAST, A DISTANCE OF 348.28 FEET TO THE NORTHERLY LINE OF THE TRONOX LEASE AREA PARCEL;

THENCE SOUTH 84°35’08” EAST, ALONG SAID NORTH LINE, A DISTANCE OF 445.85 FEET TO THE POINT OF BEGINNING;

CONTAINING 4,951,029 SQ. FT. OR 113.660 ACRES, MORE OR LESS.

BASIS OF BEARINGS: NORTH 89°58’19” WEST, BEING THE NORTH LINE OF THE NORTHEAST QUARTER (NE 1/4) OF SECTION 12, TOWNSHIP 22 SOUTH, RANGE 62 EAST, M.D.M.

EXHIBIT C

TENANT EASEMENTS

ACCESS:

1. 8th Street Access Road. During the Term and on the terms set forth in this Lease, including without limitation, this Exhibit C and, if applicable, Exhibit C-1, Landlord grants to Tenant: (i) a nonexclusive easement for vehicular and pedestrian ingress and egress to and from the Premises for Tenant, its employees, officers, contractors, customers, agents and licensees in connection with and limited to the operation of the Henderson Business on, over and across the Remaining Tract in the location of the access driveway from Lake Mead Parkway to the southern boundary of the Premises (the “8th Street Access Road”) as it exists on the Effective Date; (ii) a nonexclusive easement on and over the Remaining Tract located ten (10) feet on either side of the 8th Street Access Road for the limited purposes of the repair, maintenance, resurfacing and replacement of said 8th Street Access Road and the repair, maintenance, installation, replacement and restoration of the landscaping on either side of the 8th Street Access Road; and (iii) a nonexclusive easement on and over the Remaining Tract located ten (10) feet on either side of the 8th Street Access Road for the limited purposes of the repair, maintenance, installation, replacement and restoration of the existing water lines and power lines which service the landscaping and lighting for the 8th Street Access Road (collectively, the “8th Street Access Road Easements”).

2. Emergency Access. During the Term and on the terms set forth in this Lease, including without limitation, this Exhibit C and, if applicable, Exhibit C-1 and then only to the extent required by applicable Law and Requirements or the City of Henderson Fire Department and only to the extent Landlord has the right and title to do so, Landlord grants to Tenant a nonexclusive easement for emergency vehicular and pedestrian ingress and egress in connection with and limited to the operation of the Henderson Business on, over and across such access as Landlord may from time to time install within (i) the area marked as 10B on Exhibit C-1 to Warm Springs Road on property owned by Landlord (the “North Emergency Access Area”) and (ii) the area marked as 1B on Exhibit C-1 to the extent located on the Remaining Tract (the “South Emergency Access Area”). Said access shall be used by Tenant solely for the purpose of emergency egress from the Premises and for the use of emergency vehicles to have ingress and egress to the northern portion of the Premises, with regard to the North Emergency Access Area, and the southeast portion of the Premises, with regard to the South Emergency Access Area. Tenant shall not be obligated to repair or maintain said access except for damages caused by Tenant or its Agents and as provided in any applicable indemnities.

3. Lab and Pronto Access. During the Term and on the terms set forth in this Lease, including without limitation, this Exhibit C and, if applicable, Exhibit C-1, and then only to the extent Landlord has the right and title to do so, Landlord grants to Tenant, a nonexclusive easement for vehicular and pedestrian ingress and egress on, over and across the Remaining Tract in the location of the existing access going north along 4th Street and then east along Avenue “H” and then north along 5th Street and then west along Avenue “G” and then north along 4th Street (the “4th/5th Street Access”) for up to six employees a day for the sole purpose of access to and from the lab located on the Premises as of the Effective Date in connection with and limited to the operation of the Henderson Business and for employees of Pronto Constructers, Inc. (“Pronto”) to access the portion of the Premises subleased on the Effective Date by Pronto (the “Pronto Premises”) under the existing sublease between Tenant and Pronto (the “Pronto Sublease”) from Lake Mead Parkway to and from the Pronto Premises until such time as the Pronto Sublease expires or is terminated. If such access by the employees of Pronto is reasonably determined by Landlord to interfere with Landlord’s activities on the Remaining Tract, Tenant agrees to terminate the Pronto Sublease within sixty (60) days after notice from Landlord to do so. The parties acknowledge and agree that Landlord does not have the right to the entire 4th/5th Street Access and only grants an easement to Tenant to the extent Landlord has rights in and to the 4th/5th Street Access. Tenant shall not be obligated to repair or maintain said access except for damages caused by Tenant or its Agents including, without limitation, Pronto and its Agents, and as provided in any applicable indemnities.

SPUR TRACKS:

4. Spur Track Easement. During the Term and on the terms set forth in this Lease, including without limitation, Section 16(g) thereof, this Exhibit C and, if applicable, Exhibit C-1 and then only to the extent Landlord has the right and interest to do so, Landlord hereby grants to Tenant a nonexclusive easement to use in connection with and limited to the operation of the Henderson Business, the Spur Tracks on the Remaining Tract identified by Numbers 5, 5B, 5C and 12 on Exhibit C-1 as said Spur Tracks exist on the Remaining Tract as of the Effective Date and over the Spur Tracks identified by Numbers 5E, 8, 8A, 8B and 10 on Exhibit C-1 as said Spur Tracks exist on the Remaining Tract, but only to comply with certain agreements assumed by Tenant as of the Effective Date relating thereto and the existing use as of the Effective Date by adjacent landowners described in Section 16(g). Tenant shall be responsible for and shall maintain and repair such Spur Tracks to, at a minimum, the Repair Standard and shall comply with any and all requirements relating to the Spur Tracks or the use and operation thereof imposed by any agreements relating thereto or by the railroad company, other servicers or companies operating the same and any other entity with rights thereto or jurisdiction thereof. Tenant shall provide Landlord promptly with any and all notices received or given by Tenant in connection with any of the Spur Tracks on the Property. Tenant does not have the right to and shall not amend, modify, waive, consent to or otherwise change in any way the terms of any agreement, easement or other document, whether written or oral, relating to the Spur Tracks without Landlord’s prior written consent, except as set forth in Section 16(g) of this Lease.

DRAINAGE:

5. Drainage. During the Term and on the terms set forth in this Lease, including without limitation, this Exhibit C and, if applicable, Exhibit C-1, Landlord grants to Tenant a nonexclusive easement for the existing natural drainage of the Premises on, over, across and under the Remaining Tract but only to the extent of the existing natural flowage as of the Effective Date and then only in compliance with all Laws and Requirements and Tenant shall not modify or otherwise change the grade of any part of the Premises or any Tenant Easement Area or create any additional impervious surfaces or take any other action or fail to take any action that would result in an increase in drainage on, over, under or across the Remaining Tract without Landlord’s prior written consent, which consent shall not be unreasonably withheld conditioned or delayed. In connection with such consent, Landlord may, among other items, require a drainage study. If Landlord, in its sole discretion, elects to undertake the construction of drainage ponds or otherwise to alter or change the existing drainage flows on, over, under or across the Property, Tenant agrees to cooperate with Landlord to achieve any such drainage plan, including without limitation providing access to the applicable portion of the Premises for such limited purposes and, provided such plan is reasonable and is undertaken in good faith, to pay Tenant’s proportionate and reasonable cost of implementing such drainage plan as reasonably determined by Landlord; provided, in no event shall any such construction or change in the existing flow or any activities related thereto, interfere in any material adverse or unreasonable respect with Tenant’s operation of the Henderson Business unless related to Environmental Actions, in which event the provisions of Section 24(a) shall control.

UTILITY LINES:

6. Utility Facilities. During the Term and on the terms set forth in this Lease, including without limitation, this Exhibit C and, if applicable, Exhibit C-1, Landlord grants to Tenant: a nonexclusive easement on, over or under the Remaining Tract in the areas generally identified by the light blue lines at 2B on Exhibit C-1 in the location of and for the single existing gas line and the single existing water line to service the steam plant located on the Premises and to be used in connection with and limited to the operation of the Henderson Business.

7. Intentionally Deleted.

8. Third Party Easement. During the Term and on the terms set forth in this Lease, including without limitation, this Exhibit C and, if applicable, Exhibit C-1, Landlord grants to Tenant: an exclusive right to use those certain Facilities consisting of a certain 6 inch gas line serving the Premises in connection with and limited to the operation of the Henderson Business, which line is installed and located on property owned currently by Timet Corporation f/k/a Titanium Metals Corporation (“Timet”) pursuant to that certain Grant of Easement and Agreement dated as of August 17th, 2007, by and among Timet and certain of Debtors (as amended from time to time, the “Third Party Easement Agreement”) and which easement agreement has been assigned by said Debtors to Landlord. Tenant shall comply fully and timely with all of the obligations of the Tronox party under the Third Party Easement Agreement and shall provide Landlord promptly with any and all notices received or given by Tenant in connection therewith. Tenant does not have the right to and shall not amend, modify, waive, consent to or otherwise change in any way the terms of the Third Party Easement without Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

9. Water and Power for Tronox Waste Water Pond Pump. During the Term and on the terms set forth in this Lease, including without limitation, this Exhibit C and, if applicable, Exhibit C-1, Landlord grants to Tenant: a nonexclusive right to use a small amount of power, not to exceed 22,000 kilowatt hours per month, and a small amount of water, not to exceed 100,000 gallons per month, solely for the operation of the waste water pump currently serving the two waste water ponds located at the northerly end of the Premises and identified on Exhibit C-1 as WC-West Pond and WC-East Pond as such ponds and pump system are used and configured on the Effective Date. Landlord may require at any time in its sole discretion that Tenant, at its sole cost, separately meter the water and/or the power serving said pump within 30 days after Landlord’s written request to do so is sent to Tenant and Tenant shall thereafter pay all costs associated with such water and power by deducting said amounts from any bills to Landlord from Tenant for utility costs under the Lease. If, for any reason the utility bills are sent and paid directly by Landlord, then Landlord shall bill Tenant directly therefor and Tenant shall pay such amounts within 10 days after being invoiced therefor. The terms and provisions of Section 5(c) of the Lease shall apply with respect to the reading, maintenance and audit rights relating to the meters.

EXHIBIT C-1

UTILITY PLAN/TENANT EASEMENT AREAS/LANDLORD RESERVED AREAS

See Attached

C-1 - 1

PROPERTY FENCE
OLIN
TIMET
VAPA
P R P AREA
VEOLIA WATER
KEY:
CONFIDENTIAL

Tronox LLC 560 W. Lake Mead Parkway Henderson, NV 89015 • P.O. Box 55 Henderson, NV 89009

REV	DESCRIPTION	BY	DATE
01	SUB 10 BLDG ADDED TO BOUNDARY	GMB	
02	MODIFIED PARKING AREA/CRC YARD 1	GMB	
03	[illegible]	GMB	
04	[illegible]	GMB	
05	JAN. 12, 2011 MEETING UPDATES	GMB	

TRONOX

DRAWN BY: GM BUCO

ENGR. MNGR.: SW HAIGH

TRONOX DUE DILIGENCE
HENDERSON FACILITY SITE MAP

SCALE: AS NOTED

DRAWING NO. A-00-1-169

SHEET 1 OF 2

GENERAL UTILITY NOTES:

1U) NOT USED.

2U) NOT USED.

3U) STORAGE AREA.

4U) STORAGE AREA IN UNIT 2 CHLORINATOR BLDG HAS BEEN CLEARED.

5U) NOT USED.

6U) FACILITY TOLL WATER METERING MAY NEED TO BE RECONFIGURED IN SOME WAY TO BE REPRESENTATIVE OF USAGE WITHIN THE LEASED AREA.

7U) POWER TO THE PERCHLORATE REMEDIATION AREA COMES FROM THE LEACH PLANT IN THE LEASED AREA.

8U) WATER PROVIDED TO THE PERCHLORATE REMEDIATION AREA FROM THE LEASED AREA IS NON-POTABLE. METERS WILL BE INSTALLED.

9U) A WHEELING AGREEMENT MAY BE NEEDED FOR THE POWER AND WATER TO THE WASTEWATER POND PUMP, WHICH CURRENTLY COME FROM INSIDE VEOLIA.

10U) ANY PURCHASE TERMS SHOULD PROBABLY CONSIDER INCLUDING COVENANTS FOR THE USE OF LAND WITHIN THIS PERIMETER, WHICH WILL LIKELY BE SOLD BY TRONOX.

11U) C-SUB AT STEAM PLANT WILL BE RELOCATED FROM VEOLIA POWER LINE WITHIN 3 TO 6 MONTHS.

12U) RECLAMATION WEIR LOCATION INSIDE LEASED AREA.

BLUE BORDER HIGHLIGHT NOTES: (RELATED TO EASEMENT ISSUES)

1B) EASEMENT NEEDED FOR TRONOX FOR EMERGENCY EVACUATION EGRESS FROM UNIT 6 AREA.

2B) EASEMENT NEEDED FOR TRONOX FOR GAS AND FUEL OIL LINES TO STEAM PLANT. IF THE ABOVE GROUND FUEL OIL LINE IS RELOCATED ONLY ONE EASEMENT ROUTE WILL BE NEEDED.

3B) AN EASEMENT OF RIGHT OF WAY FOR TRONOX FOR THE MAIN ENTRANCE ROAD INCLUDING ASSOCIATED WATER AND POWER LINES. THIS WOULD NEED TO INCLUDE RIGHT OF USE THAT WOULD NOT BE AFFECTED BY ANY COMMERCIAL DEVELOPMENT ON PARCELS TO THE EAST (SEE NOTE 10U) AND WEST OF THE ROAD.

4B) EASEMENT TO TRUST FROM TRONOX FOR TRUST'S PRP COLLECTION AND RETURN PIPELINES.

5B) EASEMENT TO TRUST FROM TRONOX FOR A PORTION OF GWTP COLLECTION WELLS.

6B) EASEMENT TO TRUST FROM TRONOX FOR PORTION OF BARRIER SLURRY WALL NORTH OF GWTP COLLECTION WELLS.

7B) A NEW USE AGREEMENT AMONGST MAPA, TRUST AND TRONOX WILL BE NEEDED FOR EXISTING PARKING LOTS AND ROADS.

8B) TRUST RIGHT-OF-ENTRY TO BE PROVIDED, ROUTE PENDING COMPLETION OF SOILS REMEDIATION.

9B) FACILITY PHONE LINE FEEDS MAY REQUIRE SOME EASEMENTS BETWEEN TRUST, TRONOX, LHOIST, AND VEOLIA. RE-ROUTING FOR VEOLIA MAY BE NECESSARY.

10B) EASEMENT TO TRONOX FOR EGRESS TO WARM SPRINGS.

ORANGE BORDER HIGHLIGHT NOTES: (POSSIBLE AREAS OF EXCLUSION)

1O) NOT USED.

2O) NOT USED.

PURPLE BORDER HIGHLIGHT NOTES: (POSSIBLE AREAS FOR NEW OR RELOCATED PROCESSES)

1P) NOT USED.

2P) THIS IS A LOCATION FOR NEW MANUFACTURING PROCESS THAT HAS GOOD ECONOMIC MODEL AND USE.

3P) TRONOX HAS APPROJECT UNDERWAY TO INSTALL LMO PROCESSES IN THIS AREA. MARKET CONDITIONS MAY WARRANT EXPANDING THIS TO THE CELL FLOOR TO THE NORTH.

4P) THIS AREA IS THE LOCATION WHERE A SIZABLE 47% EXPANSION OF EMD COULD BE DONE BY ADDING CELLS AND A SECOND PROCESSING TRAIN. THERE ARE OTHER CAPITAL IMPROVEMENTS THAT WOULD ALSO BE NEEDED, BUT THESE WOULD NOT REQUIRE NEW BUILDING SPACE.

5P) THIS IS THE ADDITION OF A 6TH, 14-CELL ROW ON THE UNIT 5 CELL FLOOR. IT WOULD PROVIDE ABOUT A 6% INCREASE IN PRODUCTION.

6P) POTENTIAL LOCATION FOR PROCESS USE.

BLUE DASHED

PENDING FUTURE DEMOLITION OF CHLORINATOR BUILDING 1, 2, 3, 4, AND 5.

CONFIDENTIAL

PROPERTY OF TRONOX LLC (FORMERLY KERR-MCGEE CHEMICAL) MAY NOT BE REPRODUCED, COPIED OR USED FOR ANY PURPOSE WITHOUT THE WRITTEN PERMISSION OF TRONOX INCORPORATED

TOLERANCE UNLESS OTHERWISE SPECIFIED: FRACTIONS ± 0.00 ± 0.000 ±

Tronox LLC 560 W. Lake Mead Parkway Henderson, NV 89015 • P.O. Box 55 Henderson, NV 89009 AFE No. ____ JOB No. ____

REVISIONS

REV	DESCRIPTION	BY	DATE
01	SUB 10 BLDG ADDED TO BOUNDARY	GMB	[illegible]
02	MODIFIED PARKING AREA/CRC YARD 1	GMB	[illegible]
03	RECOMMENDED BOUNDARY REVISED FROM "PURCHASE" TO "PURCHASE OR LEASE"	GMB	[illegible]
04	REMOVED UNIT 2 CHLORINATOR BUILDING & CHANGE ROUTE SOUTH OF UNIT 6	GMB	[illegible]
05	JAN. 12, 2011 MEETING UPDATES	GMB	[illegible]

TRONOX

APPROVED FOR CONSTRUCTION	BY	DATE		BY	DATE
SAFETY			PROCESS ENGR.		
ENVIRONMENTAL			PROJECT ENGR.		
MAINTENANCE			ENGR. MNGR.		
QUALITY			PROD. MNGR.		
INSTRUMENTATION			PLANT MNGR.		

DESIGN	DATE
DRAWN BY CM BLICO	[illegible]
PROJ. ENGR.	
ENGR. MNGR. SM HAIGH	

TRONOX DUE DILIGENCE
HENDERSON FACILITY SITE MAP

SCALE: AS NOTED

DRAWING NO. A-00-1-169

SHEET 2 OF 2

REVISION 05

EXHIBIT D

Landlord’s Reservation of Rights: Utilities, Access and Drainage

In addition to and in no way in limitation of Landlord’s general reserved rights more particularly described in the Lease, in particular but without limitation, in Section 24 thereof, Landlord retains and reserves:

UTILITIES:

(a) the exclusive specific right to install, use, operate, maintain, repair, replace, restore, reconstruct, relocate and/or improve the dedicated water lines, at Landlord’s sole cost, as generally shown by dark purple lines on Exhibit C-1 as 8U (the “Remediation Water Lines”) until the Water Infrastructure is operational and the dedicated power line as generally shown by a red dashed line on Exhibit C-1 as 7U (the “Remediation Power Line”) up to the point of separate metering, for use in the operation of the Remediation Systems and Environmental Actions, and provided that Landlord can only use the Remediation Water Lines and Remediation Power Line for Environmental Actions, including, without limitation, the Remediation Systems and to enter upon the Premises for all of the foregoing purposes, subject only to the applicable terms and provisions of Section 24(a) of this Lease. Pursuant to Section 5(c) of this Lease, until such time as Tenant has completed the installation of (i) working bi-directional flow meters at the points shown on Exhibit C-1 by 2 circles designated by an 8U on the dark purple lines representing water service, which meters measure water flowing into and out of said Remediation Water Lines so that Landlord is metered only for actual usage, and by the circle designated by the southern most 7U on the dashed red line representing the electrical power service so that the water and power serving the Remediation Systems are being separately metered in a manner reasonably satisfactory to Landlord, Tenant shall pay for the water and power serving the Remediation Systems. After said metering is completed, Landlord shall reimburse Tenant for the metered water costs, whether charged directly by the City of Henderson or by BMI, at the actual City of Henderson base rate charged to Tenant within 30 days after receipt of the paid invoice therefor and the applicable certified data from the metered readings, together with a calculation of Landlord’s and Tenant’s share of the entire cost. Landlord and Tenant agree that Tenant may install infrastructure to enable Landlord to obtain its own water for the Property, including the Remediation Systems, directly from the BMI water distribution system (the “Water Infrastructure”) in accordance with an amendment to this Lease mutually agreed to by Landlord and Tenant, acting reasonably. Landlord and Tenant agree that any water provided to Landlord by Tenant shall not constitute an absolute transfer by Tenant to Landlord of any contractual water entitlements owned by Tenant. In the event that the Water Infrastructure is subsequently operational, such that Tenant’s obligation under the Lease with regard to providing water to Landlord are met and continue to be met, Tenant shall have no obligation to continue to make additional water available to Landlord. Landlord shall cooperate with Tenant to approve any plan for the Water Infrastructure and obtain any necessary permits, at no cost to Landlord, and Tenant shall comply with all Laws and Requirements, Due Care Obligations and any other applicable provisions of this Lease with respect to the Water Infrastructure. Tenant shall have no obligation to maintain any of the Water Infrastructure not on the Premises, the Tenant Easement Areas or the Third Party Easement Areas. The allocation and delivery of power to the Remediation Systems is dealt with in more detail in the Remediation Power Agreement;

(b) the exclusive specific right to install, use, operate, maintain, repair, replace, restore, reconstruct, relocate and/or improve, at Landlord’s sole cost, the water treatment collection and return lines and related Facilities located in the general area shown by the light blue lines on Exhibit C-1 as 4B and the right to enter upon such area for all of the foregoing limited purposes, subject only to the applicable terms and provisions of Section 24(a) of this Lease;

(c) the exclusive right to install, use, operate, maintain, repair, replace, restore, reconstruct, relocate and/or improve, at Landlord’s sole cost, any and all ground water collection wells and the barrier slurry wall serving, connected to or otherwise a part of or associated with the Remediation Systems, in each case only to the extent located on, over, under or across the Premises and the right to enter upon such areas for all of the foregoing limited purposes, subject only to the applicable terms and provisions of Section 24(a) of this Lease;

DRAINAGE AND RELATED FACILITIES:

(d) the right to install, use, operate, maintain, repair, replace, restore, reconstruct, relocate and/or improve, at Landlord’s sole cost, except as provided in Paragraph 5 of Exhibit C, the drainage courses, ditches, ways, areas, ponds, systems and Facilities located in the general area located between the light blue line identified as 10B to a line and just south of the light blue line identified as 12U and including, without limitation, the beta ditch and the reclamation weir and all rights to negotiate with any third parties with respect to said weir and drainage courses, ditches, ways, areas, ponds, systems and Facilities and the right to enter upon such area for all of the foregoing limited purposes, subject only to the applicable terms and provisions of Section 24(a) of this Lease;

(e) the right to drain upon the Premises in accordance with the existing natural drainage of the Remaining Tract on, over, under and across the Premises to the extent of the natural flowage as the same may be modified by the Environmental Actions or pursuant to Paragraph 5 of Exhibit C-1 or as may otherwise be consented to by Tenant, which consent shall not be unreasonably withheld, conditioned or denied;

TELEPHONE LINES/911:

(f) the exclusive right to use the lines, cables, wires, satellites or other facilities, systems or replacements or improvements thereto at any time providing communication services to the Remediation Systems (the “Telecommunication System”), at Landlord’s sole cost;

(g) the right to the continued use of the existing 911 system serving the Remediation Systems and any and all wires, cables, appurtenances, switchboards, software, computers and other systems relating thereto and Tenant shall continue to notify all appropriate authorities including, without limitation, the City of Henderson Fire Department in the event of a warning of any type identified through the 911 System with respect to the Remediation Systems, in particular, but without limitation, the ethanol tank included as part of the Remediation Systems;

ACCESS:

(h) the nonexclusive right to vehicular and pedestrian ingress and egress on, over and across the entire area within the northeast corner of the Premises lying to the north of the light blue line at 5B on Exhibit C-1. Landlord may use any existing accessway/roadway within such area and may relocate, install, use, operate, maintain, repair, replace, restore, reconstruct, relocate or improve any accessways/roadways within such area, at Landlord’s sole cost, as Landlord deems necessary or advisable to perform any Environmental Actions, including without limitation, operating the Remediation Systems; and.

(i) the exclusive right to vehicular and pedestrian ingress and egress on, over and across the Premises to the extent it includes all or any portion of 4th Street or 5th Street as it now or at any time hereafter exists or any replacement thereof and the right to install, use, operate, maintain, prepare, replace, restore, reconstruct, relocate or improve said street, at Landlord’s sole cost, or to consent to the same and Tenant agrees to assist and cooperate with Landlord to acquire any additional rights or easements, including, without limitation, from third parties with respect to access along the 4th/5th Street Access and/or along any northern boundary of the Property.

Landlord agrees that it will use the 4th/5th Street Access to reach the Remediation Systems unless such access becomes unavailable or, in Landlord’s reasonable determination, becomes too expensive to use, including without limitation, Landlord’s decision not to contribute to any of the costs of maintenance, repair, replacement, resurfacing or construction thereof. If for any reason Landlord is unable to or so elects not to use the 4th/5th Street Access, Landlord shall have the right to use the 8th Street Access Road and to use internal roads located within the Premises and/or the Remaining Tract as may be necessary to provide full access to and from Lake Mead Parkway and the Remediation Systems.

Tenant has notified Landlord that there is an existing chlorine line that runs across the Property from the property of one adjacent landowner to the property of another adjacent landowner and that certain portions of the Spur Track on the Property are being used by adjacent landowners. Tenant agrees to use commercially reasonable efforts to cooperate with Landlord to assist Landlord (i) in addressing any issues associated with claims made by third parties with respect to rights in and to the Property including, without limitation, the above-referenced chlorine line and Spur Tracks and (ii) in relocating, abandoning or removing any such lines, systems or tracks and to facilitate any negotiations or discussions with the adjacent landowners or any other parties claiming or alleging any rights or interests in the Property or any of the facilities located thereon.

EXHIBIT E

FORM OF MEMORANDUM OF LEASE

APN:

178-12-201-004 (portion);178-12-301-003 (portion);

178-12-401-002 (portion); 178-12-401-009 (portion);

178-12-601-004 (portion); 178-12-701-001 (portion);

178-12-701-003; 178-12-801-001;

178-13-101-002; 178-13-501-001;

178-13-501-005 (portion); 178-13-601-001 (portion)1

WHEN RECORDED MAIL TO:

Tronox LLC

3301 N.W. 150th Street

Oklahoma City, Oklahoma 73134

MEMORANDUM OF LEASE

This Memorandum of Lease is made as of the 14th day of February, 2011, between Le Petomane XXVII, Inc., an Illinois corporation, not individually but solely in the representative capacity as Trustee of the Nevada Environmental Response Trust, having its principal office and place of business at 35 East Wacker Drive, Suite 1550, Chicago, Illinois 60601 (“Landlord”) and Tronox LLC, a Delaware limited liability company, having its principal office and place of business at 3301 N.W. 150th Street, Oklahoma City, Oklahoma 73134 (“Tenant”), in accordance with the terms of that certain unrecorded Single Tenant Industrial Lease (as may be amended, the “Lease”) dated February 14, 2011 (the “Effective Date”), between Tenant and Landlord whereby Tenant leases from Landlord that certain parcel of real property located at 800 West Lake Meade Parkway, Henderson, County of Clark, Nevada, as more particularly described in Exhibit “A” attached hereto and made a part hereof, together with the Buildings and the Facilities located on such real property, expressly excluding any portion of the Remediation Systems located therein (the “Premises”), for the Term, subject to the terms and conditions of the Lease and the Permitted Encumbrances.

1.	Term. Landlord leases to Tenant the Premises for a period of twenty five (25) years commencing on the Effective Date, and expiring at midnight on the last day of the calendar month in which the twenty fifth (25th) anniversary of the Effective Date occurs, or such sooner date as the Lease shall terminate pursuant to any of the terms, covenants, or conditions of the Lease (as may be extended, the “Term”)

[1]	* APNs for recorder convenience only. See legal description for description of property.

2.	Extensions. Tenant shall have two (2) additional and consecutive options (each, an “Extension Option”) of twenty five (25) years each (each, an “Option Term”) to extend the Term of the Lease on the same terms and conditions contained in the Lease, except as modified by the terms, covenants and conditions as set forth in the Lease.

3.	Termination Right. Tenant shall have the right to terminate the Lease at any time during the Term by providing sixty (60) days prior written notice to Landlord, provided Tenant complies with all obligations under this Lease relating to the surrender of the Premises, together with the Tenant Easement Areas and the Third Party Easement Area, at the end of the Term.

4.	Easements. Landlord grants to Tenant certain non-exclusive rights under the Tenant Easements on, over and/or under the Tenant Easement Areas, located on Landlord’s adjacent property, which property is more particularly described in Exhibit “B” attached hereto and made a part hereof, and Landlord has expressly reserved certain rights in the Premises, all as more specifically set forth in the Lease.

5.	Summary of Terms. This Memorandum of Lease is not a complete summary of the Lease; reference is made thereto for a complete statement of the Lease. In the event of any inconsistency between this Memorandum of Lease and the Lease, the Lease shall govern. Any terms used but not defined herein, shall have the meanings set forth in the Lease.

[SIGNATURE AND ACKNOWLEDGEMENT PAGES FOLLOW]

IN WITNESS WHEREOF, this Memorandum of Lease has been executed in counterparts by the duly authorized representatives of the parties as of the date first above written.

LANDLORD:

Le Petomane XXVII, Inc., an Illinois corporation, not individually but solely in the representative capacity as the Trustee of the Nevada Environmental Response Trust

By:
Name:
Title:

STATE OF	)
	)	ss.
COUNTY OF	)

On this              day of                     , 2011, appeared before me, a Notary Public,                                                      ,                                                                                                        of Le Petomane XXVII, Inc., not individually but solely in the representative capacity as Nevada Environmental Response Trust Trustee, personally known or proven to me to be the person(s) whose name(s) is/are subscribed to the above instrument, who acknowledged that he/she/they executed the instrument for the purposes therein contained.

Notary Public

My commission expires:

IN WITNESS WHEREOF, this Memorandum of Lease has been executed in counterparts by the duly authorized representatives of the parties as of the date first above written.

TENANT:

Tronox LLC, a Delaware limited liability company

By:
Name:
Title:

STATE OF	)
	)	ss.
COUNTY OF	)

On this              day of                     , [2010] appeared before me, a Notary Public,                                              ,                                                                           of Tronox LLC, a Delaware limited liability company, personally known or proven to me to be the person(s) whose name(s) is/are subscribed to the above instrument, who acknowledged that he/she/they executed the instrument for the purposes therein contained.

Notary Public

My commission expires:

EXHIBIT A

LEGAL DESCRIPTION OF LEASED PARCEL

A PARCEL OF LAND BEING PORTION OF SECTION 12 AND THE NORTH HALF OF SECTION 13, TOWNSHIP 22 SOUTH, RANGE 62 EAST, M.D.M., CITY OF HENDERSON, COUNTY OF CLARK, STATE OF NEVADA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE QUARTER CORNER COMMON TO SECTIONS 1 AND 12 IN TOWNSHIP 22 SOUTH, RANGE 62 EAST, M.D.M., SAID CORNER BEARING NORTH 89°58’19” WEST, DISTANT 2,608.03 FEET FROM THE SECTION CORNER COMMON TO SECTION 1, SECTION 12 IN SAID TOWNSHIP AND SECTION 6, IN TOWNSHIP 22 SOUTH, RANGE 63 EAST M.D.M. SAID QUARTER CORNER BEING FURTHER DESCRIBED AS BEING ON THE BOUNDARY LINE OF THE NORTH GATE COMMERCIAL SUBDIVISION AS SHOWN BY MAP THEREOF IN BOOK 139, PAGE 11 OF PLATS IN THE OFFICE OF THE CLARK COUNTY, NEVADA RECORDER;

THENCE SOUTH 00°34’46” WEST ALONG SAID BOUNDARY LINE OF SAID MAP (RECORD BEARING: SOUTH 00°35’21” WEST ON SAID MAP), A DISTANCE OF 1315.91 FEET TO AN ANGLE POINT ON THE BOUNDARY OF SAID MAP AND THE NORTH END OF THE LINE BETWEEN LOTS 2 AND 3 WITHIN SAID NORTH GATE COMMERCIAL SUBDIVISION MAP;

THENCE CONTINUING SOUTH 00°34’46” WEST ALONG THE LINE COMMON TO SAID LOTS 2 AND 3 A DISTANCE OF 34.45 FEET TO A POINT ON THE SOUTH BOUNDARY OF SAID NORTH GATE COMMERCIAL SUBDIVISION, ALSO BEING A POINT THE NORTERLY RIGHT-OF-WAY OF WARM SPRINGS ROAD;

THENCE CONTINUING SOUTH 00°34’46” WEST, DEPARTING SAID SOUTH BOUNDARY OF THE NORTH GATE COMMERCIAL SUBDIVISION AND SAID NORTH RIGHT-OF-WAY OF WARM SPRINGS ROAD A DISTANCE OF 502.50 FEET TO THE NORTHERLY LINE OF THE TRONOX LEASE AREA PARCEL AND THE POINT OF BEGINNING;

THENCE SOUTH 84°35’08” EAST, A DISTANCE OF 538.37 FEET;

THENCE SOUTH 63°37’45” EAST, A DISTANCE OF 412.38 FEET TO THE EAST LINE OF PARCELS “C AND D” AS DESCRIBED IN THE DEED RECORDED AUGUST 29, 1952 IN BOOK 67 AS DOCUMENT NO. 389974, CLARK COUNTY OFFICIAL RECORDS;

THENCE SOUTH 09°13’02” EAST ALONG SAID EAST LINE, A DISTANCE OF 3,557.05 FEET;

THENCE, DEPARTING SAID EAST LINE OF PARCELS “C & D”, SOUTH 80°46’58” WEST, A DISTANCE OF 40.00 FEET TO AN ANGLE POINT ON THE SOUTHERLY BOUNDARY LINE OF SAID PARCEL “C”;

THENCE, CONTINUING THE NEXT 13 COURSES ALONG THE BOUNDARY OF SAID PARCEL “C”, (1) SOUTH 80°46’58” WEST, A DISTANCE OF 240.00 FEET;

THENCE (2) NORTH 09°13’02” WEST, A DISTANCE OF 65.00 FEET;

THENCE (3) SOUTH 80°46’58” WEST, A DISTANCE OF 34.00 FEET;

THENCE (4) NORTH 09°13’02” WEST, A DISTANCE OF 6.00 FEET;

THENCE (5) SOUTH 80°46’58” WEST, A DISTANCE OF 12.00 FEET;

THENCE (6) SOUTH 09°13“02” EAST, A DISTANCE OF 6.00 FEET;

THENCE (7) SOUTH 80°46’58” WEST, A DISTANCE OF 64.00 FEET;

THENCE (8) SOUTH 09°13’02” EAST, A DISTANCE OF 1.50 FEET;

THENCE (9) SOUTH 80°46’58” WEST, A DISTANCE OF 212.00 FEET;

THENCE (10) SOUTH 09°13’02” EAST, A DISTANCE OF 63.50 FEET;

THENCE (11) SOUTH 80°46’58” WEST, A DISTANCE OF 548.00 FEET;

THENCE (12) SOUTH 09°13’02’ EAST, A DISTANCE OF 120.00 FEET;

THENCE (13) NORTH 80°46’58” EAST, A DISTANCE OF 260.21 FEET;

THENCE, DEPARTING SAID BOUNDARY OF PARCEL “C”, SOUTH 09°13’02” EAST, A DISTANCE OF 492.13 FEET;

THENCE SOUTH 82°17’55” WEST, A DISTANCE OF 252.71 FEET TO THE EAST LINE OF THAT EASEMENT TO NEVADA POWER COMPANY, RECORDED DECEMBER 22, 1969 IN BOOK 999, INSTRUMENT 802599, CLARK COUNTY OFFICIAL RECORDS;

THENCE SOUTH 09°13’02” EAST ALONG SAID NEVADA POWER COMPANY EASEMENT EAST LINE , A DISTANCE OF 117.53 FEET TO THE NORTH LINE OF THAT EASEMENT TO SOUTHERN NEVADA POWER COMPANY, RECORDED DECEMBER 2, 1955 IN BOOK 75, DOCUMENT 63188, CLARK COUNTY OFFICIAL RECORDS;

THENCE, DEPARTING SAID NEVADA POWER COMPANY EASEMENT EAST LINE AND ALONG SAID SOUTHERN NEVADA POWER COMPANY EASEMENT NORTH LINE, SOUTH 80°46’58” WEST, A DISTANCE OF 812.58 FEET TO THE WESTERLY LINE OF PARCEL “B” AS DESCRIBED IN SAID DEED RECORDED AUGUST 29, 1952 IN BOOK 67 AS DOCUMENT NO. 389974, CLARK COUNTY OFFICIAL RECORDS;

THENCE THE NEXT THREE COURSES ALONG SAID BOUNDARY LINE OF PARCEL “B”, NORTH 09°13’02” WEST, A DISTANCE OF 312.48 FEET;

THENCE, SOUTH 80°46’58” WEST, A DISTANCE OF 740.00 FEET;

THENCE, NORTH 09°13’02” WEST, A DISTANCE OF 241.48 FEET;

THENCE DEPARTING SAID BOUNDARY OF PARCEL “B”, NORTH 80°46’58” EAST, A DISTANCE OF 451.48 FEET TO A POINT AGAIN ON THE BOUNDARY OF SAID PARCEL “B” PREVIOUSLY HEREIN DESCRIBED AS THE PROPERTY IN SAID DEED RECORDED AUGUST 29, 1952 IN BOOK 67 AS DOCUMENT NO. 389974, CLARK COUNTY OFFICIAL RECORDS;

THENCE THE NEXT NINE COURSES ALONG SAID PARCEL “B” BOUNDARY: (1) CONTINUING NORTH 80°46’58” EAST, A DISTANCE OF 362.00 FEET;

THENCE (2) NORTH 09°13’02” WEST, A DISTANCE OF 49.00 FEET;

THENCE (3) NORTH 80°46’58” EAST, A DISTANCE OF 691.01 FEET;

THENCE (4) NORTH 09°13’02” WEST, A DISTANCE OF 120.00 FEET;

THENCE (5) SOUTH 80°46’58” WEST, A DISTANCE OF 315.01 FEET;

THENCE (6) NORTH 09°13’02” WEST, A DISTANCE OF 29.00 FEET;

THENCE (7) SOUTH 80°46’58” WEST, A DISTANCE OF 35.00 FEET;

THENCE (8) SOUTH 09°13’02” EAST, A DISTANCE OF 29.00 FEET;

THENCE (9) SOUTH 80°46’58” WEST, A DISTANCE OF 88.07 FEET;

THENCE, DEPARTING THE BOUNDARY OF SAID PARCEL “B”, NORTH 09°13’02” WEST, A DISTANCE OF 98.02 FEET;

THENCE SOUTH 80°46’58” WEST, A DISTANCE OF 711.41 FEET TO AN ANGLE POINT

ON THE WESTERLY BOUNDARY OF PARCEL “B” AS PREVIOUSLY DESCRIBED HEREIN AS RECORDED IN BOOK 67 AS DOCUMENT NO. 389974, CLARK COUNTY OFFICIAL RECORDS;

THENCE NORTH 09°13’02” WEST, ALONG THE WESTERLY BOUNDARY OF SAID PARCEL “B”, A DISTANCE OF 161.49 FEET;

THENCE, AGAIN DEPARTING THE WESTERLY BOUNDARY OF SAID PARCEL “B”, NORTH 80°46’58” EAST, A DISTANCE OF 764.92 FEET;

THENCE NORTH 09°13’02” WEST, A DISTANCE OF 237.71 FEET;

THENCE SOUTH 80°46’58” WEST, A DISTANCE OF 122.96 FEET;

THENCE NORTH 09°13’02” WEST, A DISTANCE OF 175.00 FEET;

THENCE NORTH 80°46’58” EAST, A DISTANCE OF 154.35 FEET TO THE SOUTHWESTERLY CORNER OF THE BOUNDARY OF THE PARCEL DESCRIBED IN THE DEED RECORDED NOVEMBER 3, 1971 IN BOOK 177, DOCUMENT NO. 141493, CLARK COUNTY OFFICIAL RECORDS;

THENCE, CONTINUING NORTH 80°46’58” EAST, A DISTANCE OF 739.59 FEET ALONG THE SOUTHERLY BOUNDARY OF SAID PARCEL TO THE SOUTHEASTERLY CORNER THEREOF;

THENCE NORTH 09°13’02” WEST, ALONG THE EASTERLY BOUNDARY OF SAID PARCEL, A DISTANCE OF 599.79 FEET TO THE NORTHEASTERLY CORNER THEREOF;

THENCE SOUTH 80°46’58” WEST, ALONG THE NORTHERLY BOUNDARY OF SAID PARCEL, A DISTANCE OF 353.02 FEET;

THENCE NORTH 09°13’02” WEST, DEPARTING THE NORTHERLY BOUNDARY OF SAID PARCEL DESCRIBED IN BOOK 177, DOCUMENT NO. 141493, CLARK COUNTY OFFICIAL RECORDS, A DISTANCE OF 34.50 FEET TO THE SOUTHEASTERLY CORNER OF THE BOUNDARY OF PARCEL “E” AS DESCRIBED IN THE DEED RECORDED NOVEMBER 2, 1951 IN BOOK 65, PAGE 353, DOCUMENT NO. 377255, CLARK COUNTY OFFICIAL RECORDS;

THENCE CONTINUING NORTH 09°13’02” WEST ALONG THE EASTERLY BOUNDARY OF SAID PARCEL “E”, A DISTANCE OF 166.50 FEET TO THE NORTHEASTERLY CORNER THEREOF;

THENCE, DEPARTING THE BOUNDARY OF SAID PARCEL “E”, NORTH 80°46’58” EAST, A DISTANCE OF 357.69 FEET;

THENCE NORTH 09°13’02” WEST, A DISTANCE OF 300.01 FEET TO THE SOUTH BOUNDARY OF “PARCEL 2” AS DESCRIBED IN THE DEED RECORDED MARCH 23, 1962 IN BOOK 349, DOCUMENT NO. 282224, CLARK COUNTY OFFICAL RECORDS;

THENCE SOUTH 80°46’58” WEST, A DISTANCE OF 1,612.40 FEET ALONG THE SOUTHERLY BOUNDARY OF SAID “PARCEL 2”;

THENCE, DEPARTING THE SOUTHERLY BOUNDARY OF SAID “PARCEL 2”, NORTH 09°13’02” WEST, A DISTANCE OF 255.21 FEET;

THENCE NORTH 80°46’58” EAST, A DISTANCE OF 1,516.27 FEET TO THE BEGINNING OF A TANGENT CURVE, CONCAVE NORTHWESTERLY, HAVING A RADIUS OF 200.00 FEET AND A CENTRAL ANGLE OF 40°46’48”;

THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE TO THE LEFT, A DISTANCE OF 142.35 FEET TO A POINT OF TANGENCY;

THENCE NORTH 40°00’10” EAST, A DISTANCE OF 249.03 FEET TO THE BEGINNING OF A TANGENT CURVE, CONCAVE WESTERLY, HAVING A RADIUS OF 150.00 FEET AND A CENTRAL ANGLE OF 49°27’10”;

THENCE NORTHERLY ALONG THE ARC OF SAID CURVE TO THE LEFT, A DISTANCE OF 129.47 FEET TO A POINT OF TANGENCY;

THENCE NORTH 09°27’00” WEST, A DISTANCE OF 772.82 TO THE BEGINNING OF A TANGENT CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 238.75 FEET AND A CENTRAL ANGLE OF 47°24’02”;

THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE TO THE LEFT, A DISTANCE OF 197.52 FEET TO A POINT TO WHICH A RADIAL LINE BEARS NORTH 33°08’58” EAST;

THENCE SOUTH 79°47’08” WEST, A DISTANCE OF 26.79 FEET;

THENCE SOUTH 52°06’34” WEST, A DISTANCE OF 6.10 FEET;

THENCE NORTH 38°56’53” WEST, A DISTANCE OF 29.33 FEET;

THENCE NORTH 52°45’45” EAST, A DISTANCE OF 11.29 FEET TO THE BEGINNING OF AN NON-TANGENT CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 45.00 FEET, A CENTRAL ANGLE OF 13°45’37” AND TO WHICH POINT A RADIAL LINE BEARS NORTH 31°21’33” EAST;

THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE TO THE LEFT, A DISTANCE OF 10.81 FEET TO A POINT OF TANGENCY;

THENCE NORTH 72°24’04” WEST, A DISTANCE OF 1.62 FEET TO THE BEGINNING OF A TANGENT CURVE, CONCAVE SOUTHERLY, HAVING A RADIUS OF 200.00 FEET AND A CENTRAL ANGLE OF 26°40’34”;

THENCE WESTERLY ALONG THE ARC OF SAID CURVE TO THE LEFT, A DISTANCE OF 93.12 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 80°55’22” WEST, A DISTANCE OF 335.39 FEET;

THENCE SOUTH 87°23’50” WEST, A DISTANCE OF 108.10 FEET;

THENCE NORTH 08°16’06” WEST, A DISTANCE OF 137.79 FEET;

THENCE NORTH 63°38’32” WEST, A DISTANCE OF 234.90 FEET TO THE BEGINNING OF A NON-TANGENT CURVE CONCAVE EASTERLY, HAVING A RADIUS OF 198.00 FEET, A CENTRAL ANGLE OF 18°06’38” AND TO SAID POINT A RADIAL LINE BEARS SOUTH 76°21’51” WEST;

THENCE NORTHERLY ALONG THE ARC OF SAID CURVE TO THE RIGHT A DISTANCE OF 62.59 FEET TO A POINT OF TANGENCY;

THENCE NORTH 04°28’29” EAST, A DISTANCE OF 348.28 FEET TO THE NORTHERLY LINE OF THE TRONOX LEASE AREA PARCEL;

THENCE SOUTH 84°35’08” EAST, ALONG SAID NORTH LINE, A DISTANCE OF 445.85 FEET TO THE POINT OF BEGINNING;

CONTAINING 4,951,029 SQ. FT. OR 113.660 ACRES, MORE OR LESS.

BASIS OF BEARINGS: NORTH 89°58’19” WEST, BEING THE NORTH LINE OF THE NORTHEAST QUARTER (NE 1/4) OF SECTION 12, TOWNSHIP 22 SOUTH, RANGE 62 EAST, M.D.M.

EXHIBIT B

LEGAL DESCRIPTION OF THE LANDLORD’S PROPERTY

All that land situated in the County of Clark, State of Nevada, more particularly described as follows:

PARCEL 1 (APN 178-12-101-003):

The North One-Half (N 1/2) of the Northwest Quarter (NW 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M. lying South of the Southerly boundary line of Warm Springs Road as described in Deed to the City of Henderson for road purposes, recorded July 28, 1998 in Book 980728 as Document No. 00996, Official Records.

PARCEL 2 (APN 178-12-201-005):

The South Half (S 1/2) of the Northwest Quarter (NW 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M. lying South of the Southerly boundary line of Warm Springs Road as described in Deed to the City of Henderson for road purposes, recorded July 28, 1998 in Book 980728 as Document No. 00996, Official Records.

Excepting therefrom all that portion lying Southerly of the South line of that certain Parcel No. One (1) as described in Deed to American Potash & Chemical Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224, Official Records.

PARCEL 3 (APN 178-12-201-003):

That certain parcel within the South Half (S 1/2) of the Northwest Quarter (NW 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M. being bounded as follows:

On the North by the South line of that certain Parcel No. One (1) as described in Deed to American Potash & Chemical Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224, Official Records;

On the East by the West line of that certain Parcel No. Two (2) as described in Deed to American Potash & Chemical Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224, Official Records;

On the West by the West line of that certain Parcel “A” as described in correction Deed to Western Electrochemical recorded August 29, 1952 in Book 67 as Document No. 389974, Official Records;

And on the South by the South line of said South Half (S 1/2) of the Northwest Quarter (NW 1/4).

PARCEL 4 (APN 178-12-201-004):

The South Half (S 1/2) of the Northwest Quarter (NW 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M.

Excepting therefrom all that portion lying Northerly of the South line of that certain Parcel No. One (1) as described in Deed to American Potash & Chemical Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224, Official Records.

Further excepting therefrom all that portion lying Westerly of the West line of that certain Parcel No. Two (2) as described in Deed to American Potash & Chemical Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224, Official Records.

PARCEL 5 (APN 178-12-601-004):

The South Half (S 1/2) of the Northeast Quarter (NE 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M. lying South of the Southerly boundary line of Warm Springs Road as described in Deed to the City of Henderson for road purposes, recorded July 28, 1998 in Book 980728 as Document No. 00996, Official Records.

Excepting therefrom that certain Parcel “BB” as described in Deed to Titanium Metals Corporation of America, recorded January 2, 1968 in Book 844 as Document No. 678200, Official Records.

Further excepting therefrom that certain parcel as described in Deed to Titanium Metals Corporation of America, recorded February 4, 1972 in Book 205 as Document No. 164259, Official Records.

Further excepting therefrom that portion lying within Lots One (1), Two (2) and Three (3) as shown by map thereof in File 99 of Parcel Maps, Page 70 in the Office of the County Recorder, Clark County, Nevada.

Further excepting therefrom that portion as described in Deed to the City of Henderson for road purposes, recorded September 3, 1998 in Book 980903 as Document No. 00703, Official Records.

Further excepting therefrom any portion lying Easterly of the Southwesterly right of way line of U.S. Highway 95.

PARCEL 6 (APN 178-12-301-002):

That certain parcel lying within the North Half (N 1/2) of the Southwest Quarter (SW 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M. being bounded as follows:

On the East by the West line of that certain Parcel No. Two (2) as described in Deed to American Potash & Chemical Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224, Official Records;

On the West by the West line of that certain Parcel “A” as described in correction Deed to Western Electrochemical recorded August 29, 1952 in Book 67 as Document No. 389974, Official Records;

On the North by the North line of said North Half (N 1/2) of the Southwest Quarter (SW 1/4); and

On the South by the South line of said North Half (N 1/2) of the Southwest Quarter (SW 1/4).

Excepting from the above described parcel any portion lying within Lot Four (4) as shown by map thereof in File 100 of Parcel Maps, Page 24 in the Office of the County Recorder, Clark County, Nevada.

PARCEL 7 (APN 178-12-301-003):

The North Half (N 1/2) of the Southwest Quarter (SW 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M.

Excepting therefrom that portion lying Westerly of the West line of that certain Parcel No. Two (2) as described in Deed to American Potash & Chemical Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224, Official Records.

Together with all of the Government’s rights, title and interest in and to that certain easement granted by Stauffer Chemical Company of Nevada, a Nevada Corporation, to the United States of America by Easement Deed dated December 10, 1952 recorded May 27, 1953 as Document No. 405819 in Book 70 of Deeds, at Page 386, Official Records of Clark County, Nevada.

PARCEL 8 (APN 178-12-701-001):

The North Half (N 1/2) of the Southeast Quarter (SE 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M.

Excepting therefrom that portion lying Easterly and Southerly on the East and South lines of that certain Parcel No. Two (2) as described in Deed to American Potash & Chemical Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224, Official Records.

PARCEL 9 (APN 178-12-701-003):

The North Half (N 1/2) of the Southeast Quarter (SE 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M.

Excepting therefrom that portion lying Westerly and Northerly of the East and South lines of that certain Parcel No. Two (2) as described in Deed to American Potash & Chemical Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224, Official Records.

Further excepting therefrom that portion lying Easterly of that East line of that certain Parcel “D” as described in correction Deed to Western Electrochemical Company recorded August 29, 1952 in Book 67 as Document No. 389974, Official Records.

PARCEL 10 (APN 178-12-401-002):

The South Half (S 1/2) of the Southwest Quarter (SW 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M.

Excepting therefrom that portion lying Southerly and Westerly of the South and West lines of that certain Parcel No. Two (2) as described in Deed to American Potash & Chemical Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224, Official Records.

PARCEL 11 (APN 178-12-401-004):

The South Half (S 1/2) of the Southwest Quarter (SW 1/4) of Section 12, Township 22 South, Range 62 East, M.D.B.&M.

Excepting therefrom all that portion lying West of the centerline of Fourth Street.

Further excepting therefrom all that portion lying North of the Southerly line of that certain Parcel No. Two (2) as described in Deed to American Potash & Chemical Corporation, a Delaware Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224 of Official Records.

(APN 178-12-401-002)

Further excepting therefrom all those certain Parcels “A”, “C” and “D” as described in Deed to Western Electrochemical Company, a Nevada corp., recorded November 3, 1951 in Book 65 of Deeds, Page 353 as Document No. 377255, of Official Records.

(APN 178-12-401-010, 178-12-401-011, 178-12-401-005 and 178-12-401-006)

Further excepting therefrom that certain Parcel No. One (1) as described in Deed to United States Lime Products Corporation, a Nevada corp., recorded September 28, 1956 in Book 109 as Document No. 90226 of Official Records.

(APN 178-12-801-004)

Further excepting therefrom that certain parcel described in Deed to the Flintkote Company, a Massachusetts corp., recorded November 3, 1971 in Book 177 as Document No. 141493 of Official Records.

(APN 178-12-801-003)

Further excepting therefrom that certain Parcel “S” as described in Deed to National Lead Company, a New Jersey corp., recorded June 20, 1967 in Book 803 as Document No. 645533 of Official Records, being more particularly described as follows:

Beginning at the Southwest (SW) corner of Section 12, Township 22 South, Range 62 East, Mount Diablo Base and Meridian;

Thence North 77°13’ East, 1354.23 feet to a point on the center line of Fourth Street, which point is the True Point of Beginning;

Thence North 8°51’37” West 189.0 feet along the center line of Fourth Street to its intersection with the center line of Avenue F;

Thence North 81°08’23” East 848.0 feet along the center line of Avenue F to a point;

Thence South 8°51’37” East 189.0 feet to a point;

Thence South 81°08’23” West 627.0 feet to a point;

Thence South 8°51’37” East 64.50 feet to a point;

Thence South 81°08’23” West 56.00 feet to a point;

Thence North 8°51’37” West 64.50 feet to a point;

Thence South 81°08’23” West 165.0 feet to the True Point of Beginning.

(APN 178-12-401-007)

Further excepting therefrom the following described parcel (APN 178-12-401-009):

Commencing at the Southwest (SW) corner of Section 12, Township 22 South, Range 62 East, M.D.B.&M. &M.,

Thence North 77°13’00” East 1354.23 feet to a point on the centerline of Fourth Street, said point the True Point of Beginning;

Thence North 81°08’23” East 165.00 feet;

Thence South 8°51’37” East 64.50 feet;

Thence North 81°08’23” East 56.00 feet;

Thence North 8°51’37” West 64.50 feet;

Thence North 81°08’23” East 627.00 feet;

Thence South 8°51’37” East 118.00 feet;

Thence North 81°08’23” East 5.00 feet;

Thence South 8°51’37” East 45.50 feet;

Thence North 81°08’23” East 134.00 feet;

Thence South 8°51’37” East 232.00 feet;

Thence North 81°08’23” East 304.40 feet to the North-South centerline of said Section 12;

Thence South 00°42’34” West 189.19 feet to the South Quarter (S 1/4) corner of said Section 12;

Thence along the South line of said Section 12 North 89°00’41” West 1278.81 feet to the centerline of Fourth Street;

Thence North 8°51’37” West along said centerline 327.21 feet to the True Point of Beginning.

PARCEL 12 (APN 178-12-401-005):

That portion of the South Half (S 1/2) of the Southwest Quarter (SW 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M., more particularly described as follows:

Commencing at the Southwest Quarter (SW 1/4) of said Section 12;

Thence North 71°13’36” East a distance of 1752.22 feet to the True Point of Beginning;

Thence North 08°51’37” West a distance of 166.50 feet;

Thence North 81°08’23” East a distance of 740.00 feet;

Thence South 08°51’37” East a distance of 166.50 feet;

Thence South 81°08’23” West a distance of 740.00 feet to the True Point of Beginning.

(Deed reference: “Parcel C” of 377255 recorded November 2, 1951)

PARCEL 13 (Portion APN 178-12-401-006):

That portion of the South Half (S 1/2) of the South Half (S 1/2) of Section 12, Township 22 South, Range 62 East, M.D.M., more particularly described as follows:

Commencing at the Southwest Quarter (SW 1/4) of said Section 12;

Thence North 74°16’34” East a distance of 2524.15 feet to the True Point of Beginning;

Thence North 08°51’37” West a distance of 166.50 feet;

Thence North 81°08’23” East a distance of 260.32 feet to a point on the Quarter Section line;

Thence South 00°42’34” West along the Quarter Section line a distance of 168.85 feet to a point;

Thence South 81°08’23” West a distance of 232.25 of the True Point of Beginning.

(Deed reference: “Parcel D” of 377255 recorded November 2, 1951).

PARCEL 14 (Portion of APN 178-12-401-006):

Commencing at the Southeast (SE) corner of Section 12, Township 22 South, Range 62 East, M.D.M.;

Thence North 71°29’35” West a distance of 2630.29 to the True Point of Beginning;

Thence South 81°08’23” West a distance of 149.75 feet to a point on the Quarter Section line;

Thence North 00°42’34” East along the Quarter Section line a distance of 168.85 feet to a point;

Thence North 81°08’23” East a distance of 121.68 feet to a point;

Thence South 08°51’37” East a distance of 166.50 feet to the True Point of Beginning.

(Deed reference: “Parcel E” of 377255 recorded November 2, 1951)

PARCEL 15 (APN 178-12-401-009):

Commencing at the Southwest (SW) corner of Section 12, Township 22 South, Range 62 East, M.D.B.&M. &M.,

Thence North 77°13’00” East 1354.23 feet to a point on the centerline of Fourth Street, said point the True Point of Beginning;

Thence North 81°08’23” East 165.00 feet;

Thence South 8°51’37” East 64.50 feet;

Thence North 81°08’23” East 56.00 feet;

Thence North 8°51’37” West 64.50 feet;

Thence North 81°08’23” East 627.00 feet;

Thence South 8°51’37” East 118.00 feet;

Thence North 81°08’23” East 5.00 feet;

Thence South 8°51’37” East 45.50 feet;

Thence North 81°08’23” East 134.00 feet;

Thence South 8°51’37” East 232.00 feet;

Thence North 81°08’23” East 304.40 feet to the North-South centerline of said Section 12;

Thence South 00°42’34” West 189.19 feet to the South Quarter (S 1/4) corner of said Section 12;

Thence along the South line of said Section 12 North 89°00’41” West 1278.81 feet to the centerline of Fourth Street;

Thence North 8°51’37” West along said centerline 327.21 feet to the True Point of Beginning.

(Deed reference 389974, recorded August 29, 1952; and 377255 recorded November 2, 1951).

Excepting therefrom that portion lying within that parcel described in Deed to the Flintkote Company, a Massachusetts Corp., recorded November 3, 1971 in Book 177 as Document No. 141493 of Official Records.

PARCEL 16 (APN 178-12-401-010):

Beginning at the Southwest (SW) corner of Section 12, Township 22 South, Range 62 East, Mount Diablo Base and Meridian;

Thence North 78°16’05” East 2210.66 feet to a point which is the True Point of Beginning;

Thence North 81°08’23” East 10.00 feet to a point;

Thence South 8°51’37” East 95.17 feet to a point;

Thence North 81°08’23” East 272.00 feet to a point;

Thence North 8°51’37” West 95.17 feet to a point;

Thence North 81°08’23” East 244.52 feet to a point;

Thence South 0°42’34” West 243.89 feet to a point;

Thence South 81°08’23” West 119.97 feet to a point;

Thence South 8°51’37” East 108.5 feet to a point;

Thence North 81°08’23” East 0.33 feet to a point;

Thence South 8°51’37” East 144.00 feet to a point;

Thence South 81°08’23” West 227.33 feet to a point;

Thence North 8°51’37” West 232.00 feet to a point;

Thence South 81°8’23” West 134.00 feet to a point;

Thence North 8°51’37” West 45.50 feet to a point;

Thence South 81°08’23” West 5.00 feet to a point;

Thence North 8°51’37” West 215.50 feet to the True Point of Beginning.

(Deed reference 377255, recorded November 2, 1951).

Excepting therefrom that portion of the South Half (S 1/2) of Section 12, Township 22 South, Range 62 East, M.D.M., described as follows:

Beginning at the South Quarter (S 1/4) corner of Section 12, Township 22 South, Range 62 East, M.D.M.;

Thence along the North-South center line of Section 12, North 0°53’32-1/2” East 189.18 feet, to a point on the South line of that parcel of land described in the Deed to Arrowhead Lime and Chemical Co., hereinafter referred to as Arrowhead Parcel, recorded May 31, 1951 as Document No. 371209, Official Records.

Thence North 81°08’23” East along the South line of said Arrowhead Parcel 597.98 feet to the True Point of Beginning;

Thence South 81°08’23” West, along the South line of said Arrowhead Parcel 675.67 feet, to the Southwest Corner of said Arrowhead Parcel;

Thence continuing along the boundary of said Arrowhead Parcel, North 8°51’37” West 144.00 feet;

Thence South 81°08’23” West, a distance of 0.33 feet;

Thence North 8°51’37” West, a distance of 108.50 feet;

Thence North 81°08’23” East, a distance of 376.00 feet;

Thence North 8°51’37” West, a distance of 238.00 feet;

Thence North 81°08’23” East, a distance of 300.00 feet to the Northeast Corner of said Arrowhead Parcel;

Thence North 8°51’37” West, a distance of 43.51 feet;

Thence South 81°08’23” West, a distance of 739.59 feet;

Thence South 8°51’37” East, a distance of 134.17 feet;

Thence South 81°08’23” West, a distance of 126.50 feet;

Thence South 8°51’37” East, a distance of 90.96 feet;

Thence North 81°08’23” East, a distance of 126.50 feet;

Thence South 8°51’37” East, a distance of 374.67 feet;

Thence North 81°08’23” East, a distance of 739.59 feet;

Thence North 8°51’37” West, a distance of 65.79 feet to the True Point of Beginning, as described in the Deed to the Flintkote Company, a Massachusetts corporation, recorded November 03, 1971 in Book 177 as Document No. 141493, Official Records.

(APN 178-12-801-003)

Further excepting therefrom that portion of the South Half (S  1⁄2) of Section 12, Township 22 South, Range 62 East, M.D.M., more particularly described as follows:

Commencing at the South Quarter Corner of said Section 12;

Thence along the North-South center line of Section 12, North 0°53’32-1/2” East 189.18 feet;

To a point on the South line of that parcel of land described in the Deed Arrowhead Lime and Chemical Co., hereinafter referred to as Arrowhead Parcel, recorded May 31, 1951, as Document No. 371209, Official Records;

Thence South 81°08’23” West along an extension of the South line of said Arrowhead Parcel, a distance of 141.61 feet;

Thence North 8°51’37” West, a distance of 308.88 feet to the True Point of Beginning;

Thence South 81°08’23” West, a distance of 126.50 feet;

Thence South 8°51’37” East, a distance of 30.00 feet;

Thence North 81°08’23” East, a distance of 126.50 feet;

Thence North 8°31’37” West to the True Point of Beginning, as described in the Deed to Chemstar, Inc., recorded October 18, 1988 in Book 881018 as Document No. 00862, Official Records.

(APN 178-12-401-011)

PARCEL 17 (APN 178-12-801-001)

The South Half (S 1/2) of the Southeast Quarter (SE 1/4) of Section 12, Township 22 South, Range 62 East, M.D.M.

Excepting therefrom that portion lying Easterly of the East line of that certain “Parcel D” as described in Deed to Western Electrochemical Company, recorded August 29, 1952 in Book 67 as Document No. 389974, Official Records.

Further excepting therefrom that portion lying within that certain Parcel No. Two (2) as described in Deed to American Potash & Chemical Corporation, recorded March 23, 1962 in Book 349 as Document No. 282224, Official Records.

Further excepting therefrom that certain “Parcel E” as described in Deed to Western Electrochemical Company, recorded November 2, 1951 in Book 65 as Document No. 377255.

Further excepting therefrom that certain “Parcel Two (2)” as described in Deed to United States Lime Products Corporation, recorded September 28, 1956 in Book 109 as Document No. 90226, Official Records.

Further excepting therefrom any portion lying within that certain parcel described in Deed to Flintkote Company, recorded November 3, 1971 in Book 177 as Document No. 141493, Official Records.

PARCEL 18 (APN 178-13-501-001):

That portion of the North Half (N 1/2) of the Northeast Quarter (NE 1/4) of Section 13, Township 22 South, Range 62 East, M.D.M., more particularly described as follows:

Beginning at the North Quarter (N 1/4) corner of Section 13, Township 22 South, Range 62 East, Mount Diablo Base and Meridian,

Thence South 88°59’591/2” East 1456.55 feet along the North line of Section 13 to a point on the center line of Eleventh Street;

Thence South 8°51’37” East 637.87 feet along the center line of Eleventh Street;

Thence South 81°08’23” West 40.0 feet to West boundary of Eleventh Street;

Thence North 8°51’37” West 335.75 feet to a point;

Thence South 81°08’23” West 240.0 feet to a point;

Thence North 8°51’37” West 65.0 feet to a point;

Thence South 81°08’23” West 34.0 feet to a point;

Thence North 8°51’37” West 6.0 feet to a point;

Thence South 81°08’23” West 12.0 feet to a point;

Thence South 8°51’37” East 6.0 feet to a point;

Thence South 81°08’23” West 64.0 feet to a point;

Thence South 8°51’37” East 1.5 feet to a point;

Thence South 81°08’23” West 212.0 feet to a point;

Thence South 8°51’37” East 63.5 feet to a point;

Thence South 81°08’23” West 903.0 feet to a point;

Thence North 8°51’37” West 29.0 feet to a point;

Thence South 81°08’23” West 12.27 feet to a point on the North and South center line of Section 13;

Thence North 0°05’03” East 528.98 feet along the North and South center line of Section 13 to the Point of Beginning.

(Deed reference 389974 recorded August 29, 1952).

PARCEL 19 (APN 178-13-101-002, Portion 178-13-601-001 and Portion 178-13-601-002):

That portion of the Northwest Quarter (NW 1/4) of Section 13, Township 22 South, Range 62 East, M.D.M., more particularly described as follows:

Beginning at the North Quarter (N 1/4) corner of Section 13, Township 22 South, Range 62 East, Mount Diablo Base and Meridian,

Thence South 0°05’03” West 528.98 feet to a point;

Thence South 81°08’23” West 22.73 feet to a point;

Thence South 8°51’37” East 29.00 feet to a point;

Thence South 81°08’23” West 341.00 feet to a point;

Thence North 8°51’37” West 65.00 feet to a point;

Thence South 81°08’23” West 362.00 feet to a point;

Thence South 8°51’37” East 234.00 feet to a point;

Thence North 81°08’23” East 362.00 feet to a point;

Thence North 8°51’37” West 49.00 feet to a point;

Thence North 81°08’23” East 340.27 feet to a point;

Thence South 0°05’03” West 1905.17 feet to a point on the center line of B M P Highway;

Thence South 81°08’23” West 118.06 feet to a point;

Thence North 8°51’37” West 1591.50 feet to a point on the center line of Avenue J;

Thence South 81°08’23” West 740.00 feet to a point on the center line of Fourth Street;

Thence North 8°51’37” West 508.50 feet along the center line of Fourth Street to a point on the center line of Avenue H;

Thence North 81°08’23” East 355.0 feet along the center line of Avenue H to a point on the center line of Fifth Street;

Thence North 8°51’37” West 555.0 feet along the center line of Fifth Street to a point on the center line of Avenue G;

Thence South 81°08’23” West 355.0 feet along the center line of Avenue G to a point on the center line of Fourth Street;

Thence North 8°51’37” West 117.29 feet along the center line of Fourth Street to a point on the North line of Section 13;

Thence South 89°00’41” East 1278.82 feet along the North line of Section 13 to the North Quarter (N 1/4) point, which is the Point of Beginning.

(Deed reference: “Parcel B” of 389974, recorded August 29, 1952).

Excepting therefrom that portion described in Deed to the State of Nevada for road purposes, recorded October 10, 1955 in Book 70 as Document No. 58733, Official Records.

Further excepting therefrom that portion described in Deed to the State of Nevada for road purposes, recorded January 16, 1957 in Book 118 as Document No. 97499, Official Records.

PARCEL 20 (APN 178-13-501-005, Portion 178-13-601-001 and Portion 178-13-601-002):

Beginning at the Northeast (NE) corner of Section 13, Township 22 South, Range 62 East, Mount Diablo Base and Meridian;

Thence South 76°34’05” West 2727.32 feet to a point on the North and South center line of Section 13, which point is the True Point of Beginning;

Thence North 81°08’23” East 350.73 feet to a point on the West boundary of Eighth Street;

Thence North 8°51’37” West 120.0 feet to a point;

Thence North 81°08’23” East 40.0 feet to a point on the East boundary of Eighth Street;

Thence South 8°51’37” East 120.0 feet to a point;

Thence North 81°08’23” East 350.0 feet to a point;

Thence South 8°51’37” East 215.75 feet to a point;

Thence North 81°08’23” East 637.0 feet to a point;

Thence South 8°51’37” East 126.25 feet to a point;

Thence South 81°08’23” West 454.0 feet to a point;

Thence South 8°51’37” East 232.5 feet to a point on the North boundary of Avenue L;

Thence North 81°08’23” East 454.0 feet to a point;

Thence South 8°51’37” East 40.0 feet to a point on the South boundary of Avenue L;

Thence South 81°08’23” West 454.0 feet to a point;

Thence South 8°51’37” East 1167.5 feet to a point on the North boundary of B M P Highway;

Thence North 81°08’23” East 454.0 feet to a point;

Thence South 8°51’37” East 200.0 feet to a point on the South boundary of B M P Highway;

Thence South 81°08’23” West 554.0 feet to a point;

Thence North 8°51’37” West 100.0 feet to a point;

Thence South 81°08’23” West 1119.94 feet along the center line of B M P Highway to a point;

Thence North 0°05’03” East 1905.17 feet along the North and South center line of Section 13 to the True Point of Beginning.

(Deed reference 389974 recorded August 29, 1952).

Excepting therefrom that portion described in Deed to the State of Nevada for road purposes, recorded October 10, 1955 in Book 70 as Document No. 58733, Official Records.

Further excepting therefrom that portion described in Deed to the State of Nevada for road purposes, recorded January 16, 1957 in Book 118 as Document No. 97499, Official Records.

PARCEL 21: (APN 178-12-415-00)

That portion of the Southwest Quarter (SW  1⁄4) of Section 1 and that portion of the North Half (N  1⁄2) of Section 12, all in Township 22 South, Range 62 East, M.D.M., described as follows:

All of Lot One (1) of the FINAL MAP OF NORTH GATE (a commercial subdivision) as shown by map thereof on file in Book 139 of Plats, Page 11 in the Office of the County Recorder, Clark County, Nevada.

PARCEL 22: (APN 178-12-110-004)

A portion of Lot Two (2) of FINAL MAP OF NORTH GATE (a commercial subdivision) as shown in Book 139 of Plats, Page 11, Official Records, Clark County, Nevada, located in a portion of the Northeast Quarter (NE  1⁄4) of the Northwest Quarter (NW  1⁄4) of Section 12, Township 22 South, Range 62 East, M.D.M., Clark County, Nevada, more particularly described as follows:

Beginning at the Northwest corner of the Northeast Quarter (NE  1⁄4) of the Northwest Quarter (NW  1⁄4) of said Section 12, same being the Northwest corner of said Lot Two (2); thence South 89°52’36” East, along the North line thereof, coincident with the North boundary of said Lot Two (2), a distance of 587.32 feet; thence South 00°00’00” West departing said North line and said North boundary, 1008.29 feet to the beginning of a non-tangent curve concave Southwesterly having a radius of 15050.00 feet, same being the Northeasterly right-of-way of West Warm Springs Road, a radial line to said beginning bears North 25°47’29” East; thence along said curve and said Northeasterly right-of-way to the left through a central angle of 02°23’44”, an arc length of 629.26 feet t the West boundary of said Lot Two (2); thence North 01°09’49” West, departing said Northeasterly right-of-way and along said West boundary, 747.85 feet to the Point of Beginning.

Being Lot 2-3 as shown on Record of Survey in File 173 of Surveys, Page 95 recorded June 17, 2008 in Book 20080617 as Document No. 03407, Official Records, Clark County, Nevada.

EXHIBIT F

SETTLEMENT AGREEMENT PROVISIONS

(Section 67(f))

As soon as reasonably practicable after the Effective Date, to the extent a separate parcel assessment for the Henderson Leased Facility has not already been obtained, Tenant shall use best efforts to obtain from the taxing authorities a separate parcel assessment for the Henderson Leased Facility, and to the extent possible, Tenant shall obtain from Black Mountain Industrial Center Association separate assessments for the Henderson Leased Facility and the balance of the Henderson Property.

(Section 67(g))

As of the Effective Date, Landlord shall be responsible for all real property taxes relating to the Henderson Property, except the real property taxes relating to the Henderson Leased Facility shall be the responsibility of Tenant under this Lease after the Effective Date.

(Section 71)

On the Effective Date, Guarantor shall execute and deliver to Landlord an irrevocable and unconditional guaranty of the observance and performance of Tenant’s obligations under (i) this Lease and (ii) the Settlement Agreement as its obligations pertain to the Henderson Leased Facility, in form and substance reasonably satisfactory to Guarantor and Landlord.

(Section 75)

In conducting its operations at the Henderson Leased Facility on and after the Effective Date, Tenant, including its successors, assigns, contractors, subcontractors, or sublessees, (each a “Henderson Covered Person”) shall (i) comply with Due Care Obligations; and (ii) comply with all applicable Environmental Laws, provided, however, that nothing in this clause (ii) shall require any Henderson Covered Person to take any actions or assume any liability with respect to remediation (including investigation), removal or restoration of any Henderson Legacy Conditions except with respect to the Exacerbation Obligations. Tenant, as lessee and operator of the Henderson Leased Facility, and its successors and assigns under this Lease, shall be liable for conditions that are attributable to (i) any New Substances Conditions; (ii) any failure to comply with Due Care Obligations, subject to the Exacerbation Obligations; and (iii) any failure to comply with applicable Environmental Laws, in each instance by any Henderson Covered Person on or after the Effective Date. For purposes of the Settlement Agreement:

(a) “Due Care Obligations” shall mean the duty with respect to the Henderson Leased Facility to: (i) not exacerbate any Henderson Legacy Conditions; (ii) comply with all institutional controls applicable to such Henderson Legacy Conditions; (iii) take reasonable steps to prevent or limit human exposure to such Henderson Legacy Conditions; (iv) take reasonable precaution against foreseeable acts of third parties that could exacerbate such Henderson Legacy Conditions; and (v) provide reasonable cooperation as may be requested by Landlord or the Lead Agency in carrying out their respective obligations under the Settlement Agreement with respect

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to any Henderson Legacy Conditions at or pertaining to the Henderson Leased Facility. The term “Due Care Obligations” includes the obligation to remedy any circumstance arising from any failure to perform such duty, but does not include any liability for obligations or payments to investigate, remediate, remove or restore any Henderson Legacy Conditions, including any obligation to operate the existing groundwater extraction and treatment systems, except with respect to the Exacerbation Obligations (as defined hereafter). Notwithstanding the foregoing, Tenant’s liability and obligations with respect to the exacerbation of any Henderson Legacy Conditions shall be limited to the extent of exacerbation (“Exacerbation Obligations”).

(b) “Henderson Legacy Conditions” shall mean the presence or release, prior to or on the Effective Date, of hazardous substances in or into the environment at, on or below any portion of the Henderson Property, including the presence in any environmental media of such released hazardous substances as a result of migration from any portion of the Henderson Property, whether before or after the Effective Date. For the purposes of the Settlement Agreement and this Lease (including but not limited to Sections XVI and XVIII of the Settlement Agreement) only, perchlorate and chlorate compounds shall be treated as “hazardous substances.” This treatment of perchlorate and chlorate compounds shall not in any way affect, impact, or interfere with any person or entity’s right to assert that perchlorate or chlorate compounds are, may be, or are not hazardous substances for any purpose other than construing the Settlement Agreement and this Lease.

(c) “New Substances Conditions” shall mean any hazardous substances released, added, deposited, generated, produced, stored or spilled by any Henderson Covered Person in, at, on, or below the Henderson Leased Facility on or after the Effective Date, including the migration of any such hazardous substances from the Henderson Leased Facility.

(Section 78)

To the extent required, Tenant shall provide to Landlord Environmental Information and Real Property Information in accordance with Section XIX of the Settlement Agreement.

(Section 79)

On the Effective Date, Landlord and Tenant shall enter into an agreement (the “Henderson Remediation Power Agreement”) under which Tenant shall provide to Landlord or its designee or assignee on and after the Effective Date the uninterrupted supply of hydroelectric power as necessary to continue to power components of the existing perchlorate- and chromium-related groundwater intercept and treatment systems at the same prices, terms and conditions as are applicable to Tenant’s allocation of hydroelectric power from the Colorado River Commission of Nevada (“CRC”), subject to all applicable CRC laws, regulations or other requirements (“CRC Requirements”). The Henderson Remediation Power Agreement shall include a severability provision providing that each provision of the Henderson Remediation Power Agreement will to the extent possible be interpreted in such manner as to be effective and valid under applicable CRC Requirements, but if any provision of the Henderson Remediation Power Agreement is held to be prohibited by or invalid under applicable CRC Requirements, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of the Henderson

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Remediation Power Agreement. The Henderson Remediation Power Agreement shall require that Tenant obligate any transferee or assignee of Tenant’s rights to such hydroelectric power to continue to supply power to Landlord or its assigns in accordance with the Henderson Remediation Power Agreement, subject to all CRC Requirements applicable to any such transfer or assignment. Such hydroelectric power shall be provided pursuant to the Henderson Remediation Power Agreement for so long as operation of the groundwater intercept and treatment systems is deemed required Environmental Actions under this Settlement Agreement, subject to the terms and continuance of the power contracts between Tenant and the CRC, as they may be amended, assigned or transferred from time to time in accordance with CRC Requirements and the terms of the Henderson Remediation Power Agreement, and the authority of the CRC over the allocation of such hydroelectric power.

(Section 84(d))

In no event shall any of the Nevada Trust Parties be held liable to any third parties for any liability, action, or inaction of any other party, including Debtors, Reorganized Tronox, Tenant or any other Nevada Trust Party, provided however, nothing herein shall modify the rights or obligations of Tenant as provided in this Lease.

(Section 84(e))

The Nevada Trustee shall implement any institutional controls or deed restrictions requested by the Lead Agency and Non-Lead Agency or required under applicable Environmental Laws with respect to the Henderson Property. Additionally, Landlord and Tenant shall abide by the terms of any institutional controls or deed restrictions in place or of record as to the Henderson Property.

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EXHIBIT G

FORM OF GUARANTY

FOR VALUE RECEIVED, and as an inducement for the granting, execution and delivery of that certain Single Tenant Industrial Lease, dated as of even date herewith (as the same may be amended, modified, supplemented, extended or renewed, the “Lease”); capitalized terms used but not defined in this Guaranty have the meanings given to them in the Lease), by Le Petomane XXVII, Inc., not individually but solely in the representative capacity as the Trustee of the Nevada Environmental Response Trust Trustee (“Landlord”) to Tronox LLC (“Tenant”), the undersigned Tronox Incorporated, a Delaware corporation (“Guarantor”), hereby unconditionally and irrevocably guarantees to Landlord, its successors and assigns, the full and prompt: (i) payment of Rent and all other charges payable by Tenant, its successors and assigns under the Lease; and (ii) performance and observance of all the obligations, covenants, terms, conditions and agreements in the Lease to be performed and/or observed by Tenant and its successors and assigns and (iii) the observance and performance of all obligations, covenants, terms, conditions and agreements to be performed and/or observed by Tenant in the Consent Decree and Environmental Settlement Agreement, United States Bankruptcy Court Southern District of New York, In re: Tronox Incorporated et. al., Debtors: Case No. 09-10156 (ALG) (as the same may be amended, modified or supplemented, the “Settlement Agreement”) as such obligations, covenants, terms, conditions and agreements pertain to the Henderson Leased Facility (as defined in the Settlement Agreement) (the “Guaranteed Obligations”); and Guarantor hereby covenants and agrees to and with Landlord that if Tenant or its successors or assigns shall fail to pay or perform any Guaranteed Obligation, after giving effect to any applicable notice requirements and grace periods under the Lease with respect to any obligations under the Lease, Guarantor shall forthwith upon written demand by Landlord, pay or perform such unpaid or non-performed Guaranteed Obligation. Guarantor shall have the right to cure any default by Tenant under the Lease provided that Guarantor effects such cure within the time permitted under the Lease for cures by Tenant.

This Guaranty is an irrevocable, absolute and unconditional guaranty of payment and of performance. It shall be primary and enforceable against Guarantor without the necessity of any suit or proceedings on Landlord’s part of any kind or nature whatsoever against Tenant or its successors or assigns, and without the necessity of resorting to any security under the Lease or any need to give notice of nonpayment, nonperformance or nonobservance; and Guarantor hereby expressly agrees that the validity of this Guaranty and the obligations of Guarantor hereunder shall in no way be terminated, affected, diminished or impaired by reason of the assertion or the failure to assert by Landlord or the inability to enforce against Tenant, or against Tenant’s successors or assigns, any of the rights or remedies reserved to Landlord pursuant to the provisions of (i) the Lease or (ii) the Settlement Agreement only with respect to the observance and performance of all obligations, covenants, terms, conditions and agreements to be performed and/or observed by Tenant thereunder as such obligations, covenants, terms, conditions and agreements pertain to the Henderson Leased Facility (collectively, the “Henderson Obligations”).

This Guaranty shall be a continuing guaranty, and the liability of Guarantor for the Guaranteed Obligations hereunder shall in no way be affected, modified, impaired, delayed or diminished by reason of any event or circumstance which might otherwise constitute a legal or

G-1

equitable discharge of Guarantor, including, without limitation: (i) any extension or renewal of the Lease or the Settlement Agreement; (ii) any subletting under the Lease; (iii) except as set forth in Section 33(f) of the Lease, any assignment of Tenant’s interest in the Lease; (iv) any modification, supplementation or waiver of or change in any of the terms, covenants, conditions or provisions of the Lease or the Settlement Agreement, including, without limitation, any waivers of defaults or other concessions thereunder or termination thereof by Landlord or Tenant or their respective successors or assigns notwithstanding that such modifications, waivers, changes or termination increase the liability of Guarantor under this Guaranty; (v) any dealings or transactions or matter or thing of any kind or nature occurring between Landlord and Tenant or their respective successors or assigns; (vi) any consent, indulgence or other action, inaction or omission with respect to Tenant under or in respect of the Lease or the Settlement Agreement; (vii) any failure to act, delay or lack of diligence on the part of Landlord to enforce, assert or exercise any right, power or remedy conferred on Landlord under the Lease, this Guaranty or the Settlement Agreement with respect to the Henderson Obligations; (viii) any release, compromise or settlement in connection with the Settlement Agreement that does not pertain to the Henderson Leased Facility; (ix) any acceptance or discharge of any other person (not including Guarantor) as a co-guarantor or additional guarantor of the Guaranteed Obligations; (x) any assignment or other transfer of any or all of Landlord’s interest in the Lease or, to the extent Landlord’s interest under the Settlement Agreement may be assigned, all or any of Landlord’s interest in the Settlement Agreement; or (xi) any bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, receivership or trusteeship affecting Tenant or Tenant’s successors or assigns, whether or not notice thereof is given to Guarantor, it being understood that Landlord may, in its sole discretion, without notice to Guarantor and without in any way affecting or terminating any of Guarantor’s obligations and liabilities hereunder, from time to time take any of the applicable foregoing actions.

All of Landlord’s rights and remedies under the Lease, and/or under this Guaranty and/or under the Settlement Agreement with respect to the Henderson Obligations are intended to be distinct, separate and cumulative and no such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others. This Guaranty and/or any of the provisions hereof cannot be modified, waived or terminated unless such modification, waiver or termination is in writing, signed by Landlord, provided, however, that this Guaranty shall be automatically terminated in the event all of the Guaranteed Obligations shall have been paid in full in accordance with the terms of the Lease and Tenant shall have no further obligations under, pursuant to, or in connection with, the Lease. If this Guarantor is released of all of its liabilities hereunder pursuant to Section 33(f) of the Lease or this Guaranty is terminated in accordance with its terms, Landlord, at Guarantor’s request, agrees to provide Guarantor with a written statement to that effect.

Guarantor hereby agrees that whenever at any time or from time to time Guarantor shall make any payment to Landlord or perform or fulfill any covenant, term, condition or agreement hereunder on account of the liability of Guarantor hereunder, Guarantor will notify Landlord in writing that such payment or performance, as the case may be, is for such purpose. No such payment or performance by Guarantor pursuant to any provision hereof or any other matter or thing shall entitle Guarantor by subrogation or otherwise to the rights of Landlord to any payment by Tenant or out of the property of Tenant, except after the irrevocable payment of all sums and fulfillment of all covenants, terms, conditions or agreements to be paid or performed by Tenant and its permitted successors or assigns under the Lease or in the event of the termination of this Guaranty pursuant to Section 33(f) of the Lease or in accordance with its terms.

Guarantor agrees it will, at any time and from time to time, within fifteen (15) Business Days following written request by Landlord and without charge therefor, execute, acknowledge and deliver to Landlord for its benefit or the benefit of its prospective lender, purchaser, assignee or sublessee, a statement certifying as of its date, if such be true, that this Guaranty is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating such modifications) and that Guarantor has no defenses (other than the defense of prior payment or performance) to its obligations hereunder and no offsets against any amounts that are then or may thereafter become due pursuant hereto and stating any other fact or certifying any other condition reasonably requested by Landlord or its assignees. Guarantor agrees that such certificates may be relied upon by anyone holding or proposing to acquire any interest in the Henderson Leased Facility from or through Landlord or by any mortgagee or prospective mortgagee or equivalent lien holder or beneficiary thereof of the Henderson Leased Facility or of any interest therein.

Notwithstanding anything to the contrary contained or implied herein, any action or any failure to take any action by Landlord or any other parties to the Settlement Agreement with respect to any obligations, covenants, terms, conditions, agreements or any other provisions of the Settlement Agreement that do not pertain to the Henderson Leased Facility shall have no effect whatsoever on the validity, enforceability, or legality or the terms and provisions of this Guaranty or the rights and remedies of Landlord hereunder.

As a special inducement to Landlord to make and enter into the Lease and in consideration thereof, Guarantor hereby represents and warrants to and for the benefit of Landlord that: (i) Tenant is a wholly owned subsidiary of Guarantor and that by entering into the Lease, Landlord will be conferring a direct and substantial economic benefit on Guarantor; (ii) Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; (iii) this Guaranty has been duly executed and delivered by Guarantor and constitutes the legal, valid and binding obligation of Guarantor enforceable in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and (iv) the execution, delivery and performance of this Guaranty does not violate or contravene any laws, ordinances or governmental requirements affecting Guarantor or any agreement to which Guarantor is a party or by which Guarantor is bound.

This Guaranty is a continuing guaranty and shall remain in effect until all of the Guaranteed Obligations shall have been paid and performed in full in accordance with the terms of the Lease and Tenant shall have no further obligations under or pursuant to the Lease.

Guarantor shall pay all the documented reasonable out-of-pocket attorneys’ fees, charges and expenses and all other documented reasonable out-of-pocket costs and expenses which are actually incurred by or on behalf of Landlord in the enforcement of the Lease or this

Guaranty whether or not a lawsuit or other proceeding is commenced, provided, however, that in the event a lawsuit or other proceeding has not been commenced than the Lease or this Guaranty has been placed in the hands of an attorney for enforcement or collection.

If any provision of this Guaranty is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Guaranty shall remain in full force and effect. This Guaranty shall be governed by and construed in accordance with the laws of the State of Nevada without regard to choice of law rules. Exclusive jurisdiction and venue for any action concerning any matter arising out of or relating to this Guaranty shall be in the United States Bankruptcy Court, Southern District of New York for so long as such court may have or accept jurisdiction and the Federal District Court of the State of Nevada, thereafter.

This Guaranty will be binding upon, inure to the benefit of, and be enforceable by, Guarantor, Landlord and their respective successors and assigns. Without limiting the generality of the preceding sentence, Guarantor specifically agrees that this Guaranty may be (a) freely assigned by Landlord and (b) enforced by Landlord’s mortgagee or equivalent lien holder or beneficiary thereof.

GUARANTOR AND LANDLORD, TO THE FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY WAIVE (A) TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY ANY PARTY TO THIS GUARANTY WITH RESPECT TO THIS GUARANTY AND (B) SERVICE OF ANY NOTICE REQUIRED BY ANY PRESENT OR FUTURE LAW OR ORDINANCE APPLICABLE TO LANDLORDS OR GUARANTORS BUT NOT REQUIRED BY THE TERMS OF THIS GUARANTY.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of                         , 20    .

TRONOX INCORPORATED

By:
Name:
Title:

State of	)
) ss.:
County of	)

On the                  , 20     before me, the undersigned, a Notary Public in and for said State, personally appeared                                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

[Seal]

EXHIBIT H

INSURANCE

TYPE OF INSURANCE & CARRIER[2]	DESCRIPTION OF COVERAGE	LIMITS	DEDUCTIBL E/SELF INSURED RETENTION (SIR)	TERM
PROPERTY INSURANCE “All Risk” Carrier Chartis Energy – 25% Participation Liberty Mutual Ins. Co – 17.5% Participation Starr Tech (ACE American) 15% Participation XL Insurance America – 15% Participation Swiss RE (15% Participation) Scor (General Security Indemnity Co of Arizona) – 7.5% Participation Torus Insurance - 5% Participation	“All Risk” of Direct Physical Loss or Damage to Property, including business interruption coverage, subject to policy exclusions.	$50,000,000	PD Dec. $1m Windstorm 5% - $3M min. BI (30 days) $500k min	Annual
GENERAL LIABILITY Primary General Liability/Excess National Union Fire Insurance Company (Chartis) (Primary)	Provides primary general liability insurance (front)	$2,000,000 primary $50,000,000 umbrella on general liability	$2MM Ded.	Annual
EMPLOYEE EXPOSURES Workers Compensation The Insurance Company of the State of Pennsylvania (Chartis)	Workers Compensation and Employers Liability	WC STATUTORY EL $1,000,000	Deductible: $250,000 each accident	Annual
AUTOMOTIVE Primary Automobile Liability (AL) National Union Fire Insurance Company (Chartis)	Guaranteed Cost program	$2,000,000	N/A	Annual

[2]	Carriers are subject to change from time to time.

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TYPE OF INSURANCE & CARRIER[2]	DESCRIPTION OF COVERAGE	LIMITS	DEDUCTIBL E/SELF INSURED RETENTION (SIR)	TERM
POLLUTION LEGAL LIABILITY (PLL)**	Coverage for bodily injury; property damage including Natural Resource Damages; Clean-up Costs; and Defense Costs resulting from pollution conditions which commenced on or after the effective date	$15,000,000	$1,000,000	Annual

*	Tronox will use commercially reasonable efforts to cause Savage Transportation Management Inc. (“Savage”) to name the Trust as an additional insured under the insurance policies Savage is required to maintain under that certain Rail Services Agreement, dated as of December 6, 2007, between Savage and Tronox LLC for so long as the Rail Services Agreement remains in effect.
**	Tronox will use commercially reasonable efforts to bind the PLL insurance coverage by March 16, 2011. Tronox will consult with and include Landlord’s counsel in all material aspects of the procurement, negotiation and binding of the PLL insurance coverage.

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EXHIBIT I

PERMITTED ENCUMBRANCES

1.	Laws and Requirements

2.	Any matters of record and any other matter that is listed as an exception to title on the title commitment for the Property dated February 7, 2011 issued by Chicago Title Insurance Company File No. 10900242 (the “Title Commitment”)

3.	Matters disclosed by that certain ALTA/ACSM Land Title Survey prepared by Marc C. Kennedy, PLS No. 18669 with Quantum Surveying L.L.C. as Job No. 20095010, certified by Christopher L. Albers, PLS No. 8866, on February 7, 2011 (the “Survey”)

4.	Liens and encumbrances created by Fee Mortgages

5.	Any Environmental Requirements

6.	Any Permitted Agreement

7.	Real Property Taxes, including, without limitation, general and special real estate taxes and assessments on Shared Tax Parcels

8.	The rights of BMI and its affiliates under any existing agreements affecting the Premises, including, without limitation, any assessments due thereunder and any rights of BMI in and to any infrastructure located on the Premises or the Property

9.	Matters existing on the Effective Date

10.	Matters arising out of the acts or omissions of Tenant or party claiming by, through or under Tenant or consented to by Tenant

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EXHIBIT J

PRONTO AREA

Pronto Lease
area
308' x 165'
1.167 acres
T.P.O.B.
SIXTH STREET
1403.50
708.50
HENDERSON
CITY
S2 NE4 SEC. 13 T.
630
390
385
355
76
116
34°
210
107.6
200
20
355.16
111
350
350
290

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